                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$2,528,295,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,813,124,818 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
OFFERED CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, XP, B, C AND
D CERTIFICATES

BANK OF AMERICA COMMERCIAL MORTGAGE TRUST 2006-4
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

GERMAN AMERICAN CAPITAL CORPORATION
SPONSOR AND MORTGAGE LOAN SELLER

GENERAL ELECTRIC CAPITAL CORPORATION
SPONSOR AND MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

AUGUST 2006

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

BANC OF AMERICA SECURITIES LLC                          DEUTSCHE BANK SECURITIES

                                      ----------

CREDIT SUISSE                                                           JPMORGAN

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Deutsche Bank Securities Inc., Credit Suisse Securities
(USA) LLC and J.P. Morgan Securities Inc. (each an "Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.
The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                   ----------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-off Date

Ten Largest Mortgage Loans

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                          APPROX.
              EXPECTED      CERTIFICATE     % OF                                                ASSUMED
               RATINGS      BALANCE OR    INITIAL   APPROX.      WEIGHTED     PRINCIPAL          FINAL
          --------------     NOTIONAL       POOL     CREDIT      AVERAGE        WINDOW       DISTRIBUTION           RATE
CLASS     MOODY'S/S&P(1)    AMOUNT(2)     BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)         DATE(3)             TYPE
-------   --------------   ------------   -------   -------   -------------   ---------   ------------------   -------------

A-1(4)       Aaa / AAA     $ 45,000,000     1.600%   30.000%       3.15         1 - 57       May 10, 2011          Fixed(5)
A-2(4)       Aaa / AAA     $162,000,000     5.759%   30.000%       4.87        57 - 61    September 10, 2011       Fixed(5)
A-3(4)       Aaa / AAA     $157,000,000     5.581%   30.000%       6.87        82 - 84      August 10, 2013        Fixed(5)
A-AB(4)       Aaa/AAA      $ 80,787,000     2.872%   30.000%       7.04        61 - 107      July 10, 2015         Fixed(5)
A-4(4)       Aaa / AAA     $945,600,000    33.614%   30.000%       9.75       107 - 119      July 10, 2016         Fixed(5)
A-1A(4)      Aaa / AAA     $578,800,000    20.575%   30.000%       8.37         1 - 119       July 10, 2016         Fixed(5)
A-M          Aaa / AAA     $281,312,000    10.000%   20.000%       9.93       119 - 120     August 10, 2016        Fixed(5)
A-J          Aaa / AAA     $196,919,000     7.000%   13.000%       9.95       120 - 120     August 10, 2016        Fixed(5)
XP           Aaa / AAA            TBD(6)      N/A       N/A          (6)         N/A              N/A          Variable Rate(6)
B            Aa1 / AA+     $ 21,099,000     0.750%   12.250%       9.95       120 - 120     August 10, 2016        Fixed(5)
C            Aa2 / AA      $ 35,164,000     1.250%   11.000%       9.95       120 - 120     August 10, 2016        Fixed(5)
D            Aa3 / AA-     $ 24,614,000     0.875%   10.125%       9.95       120 - 120     August 10, 2016        Fixed(5)

NON-OFFERED CERTIFICATES(7)

                                              APPROX.
             EXPECTED        CERTIFICATE        % OF                                                ASSUMED
              RATINGS         BALANCE OR      INITIAL   APPROX.     WEIGHTED      PRINCIPAL          FINAL
          --------------      NOTIONAL          POOL    CREDIT      AVERAGE         WINDOW       DISTRIBUTION           RATE
CLASS     MOODY'S/S&P(1)      AMOUNT(2)       BALANCE   SUPPORT   LIFE (YRS)(3)    (MOS)(3)         DATE(3)             TYPE
-------   --------------   --------------     -------   -------   -------------   ---------   ------------------   -------------

E             A1 / A+      $   17,582,000      0.625%    9.500%        9.95       120 - 120     August 10, 2016        Fixed(5)
F             A2 / A       $   28,132,000      1.000%    8.500%        9.95       120 - 120     August 10, 2016        Fixed(5)
G             A3 / A-      $   35,164,000      1.250%    7.250%        9.95       120 - 120     August 10, 2016        Fixed(5)
H           Baa1 / BBB+    $   35,164,000      1.250%    6.000%        9.95       120 - 120     August 10, 2016        Fixed(5)
J           Baa2 / BBB     $   35,164,000      1.250%    4.750%        9.95       120 - 121   September 10, 2016       Fixed(5)
K           Baa3 / BBB-    $   35,164,000      1.250%    3.500%       10.03       121 - 121   September 10, 2016       Fixed(5)
L            Ba1 / BB+     $   10,549,000      0.375%    3.125%       10.03       121 - 121   September 10, 2016       Fixed(5)
M            Ba2 / BB      $   10,549,000      0.375%    2.750%       10.03       121 - 121   September 10, 2016       Fixed(5)
N            Ba3 / BB-     $   10,550,000      0.375%    2.375%       10.03       121 - 121   September 10, 2016       Fixed(5)
O             NR / B+      $    7,032,000      0.250%    2.125%       10.03       121 - 121   September 10, 2016       Fixed(5)
P             NR / B       $   10,550,000      0.375%    1.750%       10.03       121 - 121   September 10, 2016       Fixed(5)
Q             NR / B-      $   10,549,000      0.375%    1.375%       10.03       121 - 121   September 10, 2016       Fixed(5)
S             NR / NR      $   38,680,818      1.375%    0.000%       12.03       121 - 241   September 10, 2026       Fixed(5)
XC           Aaa / AAA     $2,813,124,818(8)    N/A       N/A          (8)           N/A              N/A          Variable Rate(8)

(1)  Ratings shown are those of Moody's Investors Service, Inc. and Standard &
     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5.0%.

(3)  Based on the maturity assumptions (as defined under "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement). As of the delivery date, calculations for the certificates assumed no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the Mortgage Loans with anticipated repayment dates, the related anticipated repayment date).

(4)  For purposes of making distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 130 Mortgage Loans, representing approximately 79.4% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off
     Date. Loan Group 2 will consist of 35 Mortgage Loans, representing approximately 20.6% of the aggregate principal balance of the pool of
     Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 92.9% of the aggregate principal balance of all the Mortgage
     Loans secured by multifamily properties and 26.6% of the aggregate principal balance of all Mortgage Loans secured by manufactured housing properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     A-2, A-3, A-AB, A-4, A-1A, XC and XP Certificates, interest distributions on Class A-1, A-2, A-3, A-AB and A-4 Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 1, interest distributions on the Class A-1A Certificates will be based on amounts available relating to Mortgage Loans in Loan Group 2 and interest distributions on the Class XC and XP Certificates will be based on amounts available relating to all the Mortgage Loans. In addition, generally, the
     Class A-1, A-2, A-3, A-AB and A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of
     Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class
     A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate
     Balance of the Class A-1, A-2, A-3, A-AB and A-4 Certificates have been reduced to zero. However, on and after any distribution date on which the
     Certificate Balances of the Class A-M through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1,
     A-2, A-3, A-AB, A-4 and A-1A Certificates pro rata without regard to loan group.

(5)  The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H, J,
     K, L, M, N, O, P, Q and S Certificates will each accrue interest at either
     (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or
     (iv) the weighted average net mortgage rate less a specified percentage.

(6)  The Class XP Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XP
     Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the prospectus supplement.

(7)  Not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8)  The Class XC Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XC
     Certificates for each distribution date will be as described in the prospectus supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the prospectus supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED AUGUST 2006.

ISSUE TYPE                       REMIC. Class A-1, A-2, A-3, A-AB, A-4, A-1A,
                                 A-M, A-J, XP, B, C and D Certificates
                                 (collectively, the "Offered Certificates") are
                                 offered publicly.

CUT-OFF DATE                     All Mortgage Loan characteristics are based on
                                 balances as of the Cut-off Date, which is
                                 August 1, 2006 (or, with respect to Loan Nos.
                                 DBM27151, DBM26333, DBM27187, 760050618,
                                 760053361, 760054198, 760055159, 760054238,
                                 3402171, 760048221, DBM27266, 760053978 and
                                 760053757 the related origination date). All
                                 percentages presented herein are approximate.

MORTGAGE POOL                    The Mortgage Pool consists of 165 Mortgage
                                 Loans (the "Mortgage Loans") with an aggregate
                                 balance as of the Cut-off Date of
                                 $2,813,124,818 (the "Initial Pool Balance").
                                 For purposes of making distributions to the
                                 Class A-1, A-2, A-3, A-AB, A-4 and A-1A
                                 Certificates, the Mortgage Pool will be deemed
                                 to consist of two distinct loan groups, Loan
                                 Group 1 and Loan Group 2. Loan Group 1 will
                                 consist of 130 Mortgage Loans, representing
                                 approximately 79.4% of the Initial Pool Balance
                                 as of the Cut-off Date. Loan Group 2 will
                                 consist of 35 Mortgage Loans, representing
                                 approximately 20.6% of the Initial Pool Balance
                                 as of the Cut-off Date. The Mortgage Loans are
                                 secured by 259 properties (the "Mortgaged
                                 Properties") located throughout 43 states.

DEPOSITOR                        Banc of America Commercial Mortgage Inc.

ISSUING ENTITY                   Banc of America Commercial Mortgage Trust
                                 2006-4.

SPONSORS                         Bank of America, National Association ("Bank of
                                 America") German American Capital Corporation
                                 ("GACC") and General Electric Capital
                                 Corporation ("GECC").

MORTGAGE LOAN SELLERS            Bank of America, GACC and GECC.

UNDERWRITERS                     Banc of America Securities LLC and Deutsche
                                 Bank Securities Inc. are acting as co-lead
                                 managers and both are acting as joint
                                 bookrunners. Credit Suisse Securities (USA) LLC
                                 and J.P. Morgan Securities Inc. are acting as
                                 co-managers.

TRUSTEE                          Wells Fargo Bank, N.A.

MASTER SERVICER                  Bank of America, National Association, for all
                                 of the Mortgage Loans except with respect to
                                 the BlueLinx Holdings Portfolio Loan
                                 (identified as Loan No. GA25040 on Annex A to
                                 the prospectus supplement), which will be
                                 serviced by Wachovia Bank, National Association
                                 pursuant to the terms of the Pooling and
                                 Servicing Agreement relating to the Wachovia
                                 Bank Commercial Mortgage Trust, Commercial
                                 Mortgage Pass-Through Certificates, Series
                                 2006-C27. See "THE SERVICERS--The Master
                                 Servicer" in the prospectus supplement.

SPECIAL SERVICER                 LNR Partners, Inc., for all of the Mortgage
                                 Loans except with respect to the BlueLinx
                                 Holdings Portfolio Loan (identified as Loan No.
                                 GA25040 on Annex A to the prospectus
                                 supplement), which will be serviced by LNR
                                 Partners, Inc. pursuant to the terms of the
                                 Pooling and Servicing Agreement relating to the
                                 Wachovia Bank Commercial Mortgage Trust,
                                 Commercial Mortgage Pass-Through Certificates,
                                 Series 2006-C27. See "The SERVICERS--The
                                 Special Servicer" in the prospectus supplement.

RATING AGENCIES                  Moody's Investors Service, Inc. ("Moody's") and
                                 Standard and Poor's Ratings Services, a
                                 division of The McGraw-Hill Companies, Inc.
                                 ("S&P").

DENOMINATIONS                    $10,000 minimum for the Class A-1, A-2, A-3,
                                 A-AB, A-4, A-1A, A-M and A-J Certificates,
                                 $1,000,000 minimum (notional) for the Class XP
                                 Certificates and $100,000 minimum for the Class
                                 B, C and D Certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SETTLEMENT DATE                  On or about August __, 2006.

SETTLEMENT TERMS                 Book-entry through DTC for all Offered
                                 Certificates.

DISTRIBUTION DATE                The 10th day of each month, or if such 10th day
                                 is not a Business Day, the next succeeding
                                 Business Day. The first Distribution Date with
                                 respect to the Offered Certificates will occur
                                 in September 2006.

DETERMINATION DATE               For any Distribution Date, the earlier of (i)
                                 the sixth day of the month in which the related
                                 Distribution Date occurs, or if such sixth day
                                 is not a Business Day, then the immediately
                                 preceding Business Day, and (ii) the fourth
                                 Business Day prior to the related Distribution
                                 Date.

INTEREST DISTRIBUTIONS           Each Class of Offered Certificates will be
                                 entitled on each Distribution Date to interest
                                 accrued at its Pass-Through Rate for such
                                 Distribution Date on the outstanding
                                 Certificate Balance of such Class during the
                                 prior calendar month. Interest will be
                                 distributed on each Distribution Date in
                                 sequential order of class designations with the
                                 Class A-1, A-2, A-3, A-AB, A-4, A-1A, XC and XP
                                 Certificates ranking pari passu in entitlement
                                 to interest.

PRINCIPAL DISTRIBUTIONS          Principal will be distributed on each
                                 Distribution Date to the Class of Sequential
                                 Pay Certificates outstanding with the earliest
                                 sequential Class designation until its
                                 Certificate Balance is reduced to zero (except
                                 that the Class A-AB Certificates are entitled
                                 to certain priority on each Distribution Date
                                 with respect to being paid down to their
                                 planned principal balance as described in the
                                 prospectus supplement). Generally, the Class
                                 A-1, A-2, A-3, A-AB and A-4 Certificates will
                                 only be entitled to receive distributions of
                                 principal collected or advanced in respect of
                                 Mortgage Loans in Loan Group 1 until the
                                 Certificate Balance of the Class A-1A
                                 Certificates has been reduced to zero, and the
                                 Class A-1A Certificates will only be entitled
                                 to receive distributions of principal collected
                                 or advanced in respect of Mortgage Loans in
                                 Loan Group 2 until the Certificate Balances of
                                 the Class A-1, A-2, A-3, A-AB and A-4
                                 Certificates have been reduced to zero. If, due
                                 to losses, the Certificate Balances of the
                                 Class A-M through Class S Certificates are
                                 reduced to zero but any two or more classes of
                                 Class A-1, A-2, A-3, A-AB, A-4 or A-1A
                                 Certificates remain outstanding, payments of
                                 principal to the outstanding Class A-1, A-2,
                                 A-3, A-AB, A-4 and A-1A Certificates will be
                                 made on a pro rata basis without regard to loan
                                 groups.

LOSSES                           To be applied first to the Class S
                                 Certificates, then to the next most subordinate
                                 Class of Sequential Pay Certificates until the
                                 Certificate Balance of each such succeeding
                                 Class of Sequential Pay Certificates is reduced
                                 to zero, and following the reduction of the
                                 Certificate Balance of the Class A-M
                                 Certificates to zero, pro rata to the Class
                                 A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates.
                                 However, (A) with respect to the BlueLinx
                                 Holdings Portfolio Loan losses will be
                                 allocated pro rata to the related note A-1 and
                                 note A-2. Losses allocable to the pro rata
                                 portion of the BlueLinx Holdings Portfolio Loan
                                 note A-1 will be applied to the classes of
                                 Sequential Pay Certificates as described above
                                 and (B) with respect to the Ritz-Carlton Key
                                 Biscayne Loan, losses will be allocated pro
                                 rata to the related note A-1 and note A-2.
                                 Losses allocable to the pro rata portion of the
                                 Ritz-Carlton Key Biscayne Loan note A-1 will be
                                 applied to the classes of Sequential Pay
                                 Certificates as described above.

PREPAYMENT PREMIUMS              The manner in which any prepayment premiums
                                 received during a particular Collection Period
                                 will be allocated to one or more of the classes
                                 of Offered Certificates is described in the
                                 "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions--Distributions of
                                 Prepayment Premiums" in the prospectus
                                 supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ADVANCES                         Subject to certain limitations, including, but
                                 not limited to, a recoverability determination,
                                 the Master Servicer will be required to advance
                                 certain principal and interest payments and
                                 other expenses. In the event that the Master
                                 Servicer fails to make such advances, the
                                 Trustee may be required to do so.

OPTIONAL TERMINATION             The Master Servicer, the Special Servicer and
                                 certain Certificateholders will have the option
                                 to terminate the Trust, in whole but not in
                                 part, and purchase the remaining assets of the
                                 Trust on or after the Distribution Date on
                                 which the Stated Principal Balance of the
                                 Mortgage Loans then outstanding is less than 1%
                                 of the Initial Pool Balance. Such purchase
                                 price will generally be at a price equal to the
                                 unpaid aggregate principal balance of the
                                 Mortgage Loans (or fair market value in the
                                 case of REO Properties), plus accrued and
                                 unpaid interest and certain other additional
                                 trust fund expenses.

CONTROLLING CLASS                The most subordinate Class of Sequential Pay
                                 Certificates with an outstanding Certificate
                                 Balance at least equal to 25% of its initial
                                 Certificate Balance or, if no such Class
                                 satisfies such criteria, the Class of
                                 Sequential Pay Certificates with the then
                                 largest outstanding Class Balance.

ERISA                            The Offered Certificates are expected to be
                                 ERISA eligible.

SMMEA                            The Offered Certificates are not expected to be
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC       DEUTSCHE BANK SECURITIES INC.
Bill Hale                            Scott Waynebern
(704) 388-1597 (Phone)               (212) 250-5149 (Phone)
(704) 388-9677 (Fax)                 (212) 797-5630 (Fax)
bill.e.hale@bankofamerica.com        scott.waynebern@db.com

Geordie Walker                       Ben Doramus
(704) 388-1597 (Phone)               (212) 250-5149 (Phone)
(704) 388-9677 (Fax)                 (212) 797-5630 (Fax)
geordie.r.walker@bankofamerica.com   ben.doramus@db.com

Chris Springer                       Blake Catlett
(704) 388-1597 (Phone)               (212) 250-5149 (Phone)
(704) 388-9677 (Fax)                 (212) 797-5630 (Fax)
chris.springer@bankofamerica.com     blake.catlett@db.com

CREDIT SUISSE SECURITIES (USA) LLC   J.P. MORGAN SECURITIES INC.
Barry Polen                          Chuck Lee
(212) 325-3295 (Phone)               (212) 834-9328 (Phone)
(212) 325-8104 (Fax)                 (212) 834-6593 (Fax)
barry.polen@credit-suisse.com        chuck.x.lee@jpmorgan.com

Chris Anderson                       Andy Taylor
(212) 325-3295 (Phone)               (212) 834-3813 (Phone)
(212) 743-4790 (Fax)                 (212) 834 6598 (Fax)
chris.anderson@credit-suisse.com     andrew.b.taylor@jpmorgan.com

Andrew Winer                         Glenn Riis
(212) 325-3295 (Phone)               (212) 834-3813 (Phone)
(212) 743-4521 (Fax)                 (212) 834-6598 (Fax)
andrew.winer@credit-suisse.com       glenn.riis@jpmorgan.com

Reese Mason                          Edward Tai
(212) 538-8661 (Phone)               (212) 834-9308 (Phone)
(212) 743-5227 (Fax)                 (212) 834-6593 (Fax)
reese.mason@credit-suisse.com        edward.c.tai@jpmorgan.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                                 MORTGAGE POOL      LOAN GROUP 1      LOAN GROUP 2
                                                                                ---------------   ---------------   ---------------

Number of Mortgage Loans ....................................................               165               130                35
Number of Mortgaged Properties ..............................................               259               220                39
Aggregate Balance of all Mortgage Loans(1) ..................................    $2,813,124,818    $2,234,290,645      $578,834,173
Number of Balloon Payment Mortgage Loans(2)(3) ..............................               140               113                27
Aggregate Balance of Balloon Payment Mortgage Loans(2)(3) ...................    $2,078,205,818    $1,670,895,645      $407,310,173
Number of Anticipated Repayment Date Mortgage Loans(3) ......................                 2                 2                 0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(3) ...........    $   13,265,887    $   13,265,887      $          0
Number of Interest Only Mortgage Loans ......................................                22                15                 7
Aggregate Balance of Interest Only Mortgage Loans ...........................    $  723,219,000    $  553,895,000      $169,324,000
Number of Fully Amortizing Mortgage Loans ...................................                 3                 2                1
Aggregate Balance of Fully Amortizing Mortgage Loans ........................    $   11,700,000    $    9,500,000      $  2,200,000
Maximum Balance .............................................................    $  190,000,000    $  190,000,000      $ 50,000,000
Minimum Balance .............................................................    $    1,380,398    $    1,380,398      $  1,820,000
Average Balance .............................................................    $   17,049,241    $   17,186,851      $ 16,538,119
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ...............                 2                 2                 0
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted .....    $    6,476,000    $    6,476,000      $          0
Weighted Average Cut-off Date LTV Ratio .....................................              70.0%             70.2%             69.1%
Maximum Cut-off Date LTV Ratio ..............................................              80.0%             80.0%             80.0%
Minimum Cut-off Date LTV Ratio ..............................................               9.2%              9.2%             27.5%
Weighted Average DSCR .......................................................              1.33x             1.35x             1.27x
Maximum DSCR ................................................................              9.63x             9.63x             3.08x
Minimum DSCR ................................................................              1.01x             1.01x             1.01x
Weighted Average LTV at Maturity or Anticipated Repayment Date(4) ...........              65.7%             65.7%             65.8%
Range of Mortgage Loan Interest Rates .......................................   5.250% to 7.520%  5.250% to 7.520%  5.560% to 6.577%
Weighted Average Mortgage Loan Interest Rate ................................             6.134%            6.134%            6.132%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)(5)         54 to 241         54 to 241         56 to 121
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date(5)               111               112               103

----------
(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans (including anticipated repayment date mortgage loans) that are Interest Only until maturity or until the anticipated repayment date.

(3)  Two Mortgage Loans, Loan Nos. 760020381 and 3401296 (such Loan Numbers are set forth in Annex A to the prospectus supplement), representing 0.2% and
     0.2% of the Initial Pool Balance (0.3% and 0.3% of the Group 1 Balance),
     respectively, are both ARD Loans and Balloon Mortgage Loans which results in such Mortgage Loans appearing in each category.

(4)  Excludes Mortgage Loans that are Fully Amortizing.

(5)  In the case of mortgage loans that have an anticipated repayment date, the maturity is based on the related anticipated repayment date.

*    See the "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this free writing prospectus.

     One Mortgage Loan, the BlueLinx Holdings Portfolio Loan, Loan No. GA25040
     (such Loan Number is set forth in Annex A to the prospectus supplement), representing 5.2% of the Initial Pool Balance (6.6% of the Group 1
     Balance), is part of a split loan structure evidenced by two pari passu promissory notes referred to as Note A-1 and Note A-2. The Cut-off Date
     Balance of the BlueLinx Holdings Portfolio Loan has been calculated based upon Note A-1 (which is the only note included in the trust fund). Each
     Cut-off Date Balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral Information with respect to the BlueLinx Holdings Portfolio Loan, except as may be otherwise noted herein, was calculated based upon the two pari passu notes.
     For purposes of weighing such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of Note A-1 included in the trust fund.

     One Mortgage Loan, the Ritz-Carlton Key Biscayne Loan, Loan No. GA26822
     (such Loan Number is set forth in Annex A to the prospectus supplement), representing 3.1% of the Initial Pool Balance (3.8% of the Group 1
     Balance), is part of a split loan structure evidenced by two pari passu promissory notes referred to as Note A-1 and Note A-2. The Cut-off Date
     Balance of the Ritz-Carlton Key Biscayne Loan has been calculated based upon Note A-1 (which is the only note included in the trust fund). Each
     Cut-off Date Balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral Information with respect to the Ritz-Carlton Key Biscayne Loan, except as may be otherwise noted herein, was calculated based upon the two pari passu notes.
     For purposes of weighing such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of Note A-1 included in the trust fund.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

[THE FOLLOWING TABLE WAS REPRESENTED BY A (PIE CHART) IN THE PRINTED MATERIAL.]

Retail   Hotel   Industrial   Self Storage   Mixed Use   Manufactured Housing   Office   Multifamily
------   -----   ----------   ------------   ---------   --------------------   ------   -----------

19.7%     10.5%      6.7%          6.5%         2.7%              2.1%           30.3%       21.5%

PROPERTY TYPE

                                                       % OF      WEIGHTED                       WEIGHTED                    WEIGHTED
                        NUMBER OF      AGGREGATE     INITIAL     AVERAGE         MIN-MAX         AVERAGE        MIN-MAX     AVERAGE
                        MORTGAGED    CUT-OFF DATE      POOL    UNDERWRITTEN    UNDERWRITTEN   CUT-OFF DATE   CUT-OFF DATE   MORTGAGE
    PROPERTY TYPE      PROPERTIES       BALANCE      BALANCE       DSCR            DSCR         LTV RATIO      LTV RATIO      RATE
--------------------   ----------   --------------   -------   ------------   -------------   ------------   ------------   --------

Office                      42      $  852,128,415     30.3%       1.34x      1.01x / 4.43x       70.0%      26.6% / 80.0%    6.177%
Multifamily                 36         605,825,763     21.5        1.34x      1.01x / 9.63x       68.3%       9.2% / 80.0%    6.124%
Retail                      47         553,425,893     19.7        1.34x      1.02x / 2.40x       69.7%      38.1% / 80.0%    5.995%
   Anchored                 28         386,473,167     13.7        1.36x      1.02x / 2.40x       70.8%      38.5% / 80.0%    6.009%
   Unanchored               15         120,950,727      4.3        1.31x      1.07x / 1.97x       65.9%      38.1% / 78.6%    5.927%
   Shadow Anchored           4          46,002,000      1.6        1.18x      1.05x / 1.32x       70.4%      60.2% / 76.2%    6.058%
Hotel                       11         294,383,881     10.5        1.46x      1.29x / 1.84x       71.1%      50.8% / 78.6%    6.131%
Industrial                  67         188,024,347      6.7        1.25x      1.20x / 1.38x       76.6%      55.4% / 79.2%    6.278%
Self Storage                33         182,962,598      6.5        1.22x      1.10x / 1.52x       68.7%      44.3% / 79.4%    6.187%
Mixed Use                    5          76,100,000      2.7        1.22x      1.17x / 1.41x       67.3%      59.3% / 74.1%    6.231%
Manufactured Housing        18          60,273,921      2.1        1.31x      1.06x / 2.09x       69.9%      46.6% / 78.6%    6.165%
                           ---      --------------    -----        ----       ----    ----        ----       ----    ----     -----
TOTAL/WTD AVG:             259      $2,813,124,818    100.0%       1.33X      1.01X / 9.63X       70.0%       9.2% / 80.0%    6.134%
                           ===      ==============    =====        ====       ====    ====        ====       ====    ====     =====

AMORTIZATION TYPE

                                                                               % OF
                                                                              INITIAL     % OF     % OF
                                             NUMBER       AGGREGATE CUT-OFF     POOL    GROUP 1   GROUP 2
         AMORTIZATION TYPE            OF MORTGAGE LOANS     DATE BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------   -----------------   -----------------   -------   -------   -------

Partial Interest Only Balloon Loans          100            $1,761,418,150      62.6%     62.2%     64.3%
   12 month IO Loans                           3                42,000,000       1.5       1.1       2.9
   24 month IO Loans                          30               417,005,763      14.8      15.8      11.1
   25 month IO Loans                           3                25,651,000       0.9       1.0       0.6
   30 month IO Loans                           1                10,250,000       0.4       0.0       1.8
   36 month IO Loans                          17               164,204,387       5.8       6.5       3.1
   48 month IO Loans                           8               109,143,000       3.9       4.9       0.0
   60 month IO Loans                          31               781,374,000      27.8      28.1      26.5
   72 month IO Loans                           2                56,590,000       2.0       0.0       9.8
   73 month IO Loans                           2                56,000,000       2.0       0.3       8.6
   84 month IO Loans                           3                99,200,000       3.5       4.4       0.0
Interest Only Loans                           22               723,219,000      25.7      24.8      29.3
Balloon Loans                                 38               303,521,781      10.8      12.0       6.0
Fully Amortizing Loans                         3                11,700,000       0.4       0.4       0.4
ARD Loan                                       1                 6,885,887       0.2       0.3       0.0
Partial Interest Only ARD Loan                 1                 6,380,000       0.2       0.3       0.0
                                             ---            --------------     -----     -----     -----
TOTAL:                                       165            $2,813,124,818     100.0%    100.0%    100.0%
                                             ===            ==============     =====     =====     =====

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

WASHINGTON       KENTUCKY         NORTH DAKOTA
9 properties     3 properties     1 property
$57,286,250      $30,480,887      $1,140,000
2.0% of total    1.1% of total    0.0% of total

OREGON           VIRGINIA         SOUTH DAKOTA
6 properties     8 properties     1 property
$25,850,000      $134,983,233     $860,000
0.9% of total    4.8% of total    0.0% of total

NEVADA           MARYLAND         NEBRASKA
2 properties     6 properties     1 property
$7,380,398       $121,688,077     $5,375,000
0.3% of total    4.3% of total    0.2% of total

CALIFORNIA       DELAWARE
47 properties    1 property
$674,927,015     $4,000,000
24.0% of total   0.1% of total

UTAH             NEW JERSEY
1 property       5 properties
$3,445,718       $19,222,691
0.1% of total    0.7% of total

ARIZONA          Connecticut
3 properties     4 properties
$31,522,000      $75,570,000
1.1% of total    2.7% of total

COLORADO         MASSACHUSETTS
6 properties     2 properties
$128,937,177     $15,868,106
4.6% of total    0.6% of total

NEW MEXICO       MAINE
4 properties     1 property
$27,075,500      $1,212,000
1.0% of total    0.0% of total

KANSAS           NEW HAMPSHIRE
1 property       2 properties
$8,540,076       $60,600,000
0.3% of total    2.2% of total

OKLAHOMA         VERMONT
1 property       1 property
$1,552,000       $1,180,800
0.1% of total    0.0% of total

TEXAS            NEW YORK
33 properties    18 properties
$269,632,499     $177,974,898
9.6% of total    6.3% of total

ARKANSAS         PENNSYLVANIA
2 properties     9 properties
$3,988,000       $159,440,000
0.1% of total    5.7% of total

LOUISIANA        OHIO
3 properties     1 property
$29,125,900      $1,030,000
1.0% of total    0.0% of total

MISSISSIPPI      MICHIGAN
1 property       8 properties
$474,000         $61,926,876
0.0% of total    2.2% of total

ALABAMA          INDIANA
2 properties     6 properties
$26,540,000      $108,175,711
0.9% of total    3.8% of total

TENNESSEE        ILLINOIS
6 properties     4 properties
$70,649,842      $34,372,000
2.5% of total    1.2% of total

FLORIDA          WISCONSIN
22 properties    2 properties
$225,536,972     $14,630,013
8.0% of total    0.5% of total

GEORGIA          MISSOURI
10 properties    5 properties
$110,299,925     $17,277,398
3.9% of total    0.6% of total

SOUTH CAROLINA   MINNESOTA
3 properties     3 properties
$33,340,000      $7,272,000
1.2% of total    0.3% of total

NORTH CAROLINA   IOWA
4 properties     1 property
$21,979,506      $762,350
0.8% of total    0.0% of total

                                            ------------------------------------
                                            < 1.0% of Initial Pool Balance
                                            1.0% - 5.0% of Initial Pool Balance
                                            5.1% - 10.0% of Initial Pool Balance
                                            > 10.0% of Initial Pool Balance
                                            ------------------------------------

GEOGRAPHIC DISTRIBUTION

                                                                    WEIGHTED       WEIGHTED    WEIGHTED
                     NUMBER OF      AGGREGATE                       AVERAGE        AVERAGE      AVERAGE
                     MORTGAGED    CUT-OFF DATE    % OF INITIAL   UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
PROPERTY LOCATION   PROPERTIES       BALANCE      POOL BALANCE       DSCR         LTV RATIO      RATE
-----------------   ----------   --------------   ------------   ------------   ------------   --------

California               47      $  674,927,015        24.0%         1.31x          65.5%       6.138%
Texas                    33         269,632,499         9.6          1.27x          70.4%       6.206%
Florida                  22         225,536,972         8.0          1.30x          74.4%       6.246%
New York                 18         177,974,898         6.3          1.61x          68.2%       6.090%
Pennsylvania              9         159,440,000         5.7          1.24x          76.1%       6.219%
Virginia                  8         134,983,233         4.8          1.30x          68.5%       6.000%
Colorado                  6         128,937,177         4.6          1.36x          73.8%       5.896%
Maryland                  6         121,688,077         4.3          1.28x          70.1%       6.301%
Georgia                  10         110,299,925         3.9          1.46x          73.9%       6.171%
Indiana                   6         108,175,711         3.8          1.50x          70.4%       6.007%
Other                    94         701,529,313        24.9          1.30x          70.7%       6.111%
                        ---      --------------       -----          ----           ----        -----
TOTAL/WTD AVG:          259      $2,813,124,818       100.0%         1.33X          70.0%       6.134%
                        ===      ==============       =====          ====           ====        =====

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 43 STATES.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
$1,380,398 -- $1,999,999              2     $    3,200,398     0.1%
$2,000,000 -- $2,999,999             10         25,579,584     0.9
$3,000,000 -- $3,999,999             16         55,262,700     2.0
$4,000,000 -- $4,999,999             16         70,175,797     2.5
$5,000,000 -- $7,499,999             36        217,747,832     7.7
$7,500,000 -- $9,999,999             19        160,228,929     5.7
$10,000,000 -- $14,999,999           16        190,472,013     6.8
$15,000,000 -- $19,999,999           10        174,146,000     6.2
$20,000,000 -- $29,999,999           16        376,959,000    13.4
$30,000,000 -- $49,999,999           11        438,854,564    15.6
$50,000,000 -- $99,999,999           10        661,218,000    23.5
$100,000,000 -- $190,000,000          3        439,280,000    15.6
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

Min: $1,380,398   Max: $190,000,000   Avg: $17,049,241

LOCATION

                                    NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES       BALANCE       POOL
                                 ----------   --------------   -----
California                            47      $  674,927,015    24.0%
Texas                                 33         269,632,499     9.6
Florida                               22         225,536,972     8.0
New York                              18         177,974,898     6.3
Pennsylvania                           9         159,440,000     5.7
Virginia                               8         134,983,233     4.8
Colorado                               6         128,937,177     4.6
Maryland                               6         121,688,077     4.3
Georgia                               10         110,299,925     3.9
Indiana                                6         108,175,711     3.8
Other                                 94         701,529,313    24.9
                                     ---      --------------   -----
TOTAL:                               259      $2,813,124,818   100.0%
                                     ===      ==============   =====

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES       BALANCE       POOL
                                 ----------   --------------   -----
Office                                42      $  852,128,415    30.3%
Multifamily                           36         605,825,763    21.5
Retail                                47         553,425,893    19.7
   Anchored                           28         386,473,167    13.7
   Unanchored                         15         120,950,727     4.3
   Shadow
      Anchored                         4          46,002,000     1.6
Hotel                                 11         294,383,881    10.5
Industrial                            67         188,024,347     6.7
Self Storage                          33         182,962,598     6.5
Mixed Use                              5          76,100,000     2.7
Manufactured
      Housing                         18          60,273,921     2.1
                                     ---      --------------   -----
TOTAL:                               259      $2,813,124,818   100.0%
                                     ===      ==============   =====

MORTGAGE RATE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
5.250% -- 5.499%                      3     $   37,875,000     1.3%
5.500% -- 5.749%                      9        158,763,537     5.6
5.750% -- 5.999%                     27        505,077,637    18.0
6.000% -- 6.249%                     76      1,248,511,599    44.4
6.250% -- 6.499%                     42        769,843,161    27.4
6.500% -- 7.520%                      8         93,053,885     3.3
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

Min: 5.250%   Max: 7.520%   Wtd. Avg: 6.134%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
60 -- 83                             19     $  312,186,085    11.1%
84 -- 99                              9        159,241,398     5.7
100 -- 120                          125      2,187,706,335    77.8
121 -- 179                           11        148,491,000     5.3
180 -- 241                            1          5,500,000     0.2
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

Min: 60   Max: 241   Wtd. Avg: 112

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
54 -- 59                              9     $  135,920,972     4.8%
60 -- 79                             11        183,151,000     6.5
80 -- 99                              9        159,241,398     5.7
100 -- 109                            2         23,356,210     0.8
110 -- 119                           78      1,458,524,237    51.8
120 -- 139                           53        817,731,000    29.1
140 -- 159                            2         29,700,000     1.1
160 -- 241                            1          5,500,000     0.2
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

Min: 54   Max: 241   Wtd. Avg: 111

PREPAYMENT PROVISION SUMMARY

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
Lockout/Defeasance/Open             146     $2,363,834,751    84.0%
Lockout/Yield
   Maintenance/Open                  16        239,590,067     8.5
Yield Maintenance/Yield
   Maintenance or
   Defeasance/Open                    1        147,500,000     5.2
Lockout/Defeasance/Yield
   Maintenance or
   Defeasance/Open                    1         45,600,000     1.6
Yield Maintenance/Open                1         16,600,000     0.6
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
9.2% -- 29.9%                         4     $   21,825,000     0.8%
30.0% -- 49.9%                       12         68,566,106     2.4
50.0% -- 54.9%                        6         97,539,574     3.5
55.0% -- 59.9%                       14        172,572,577     6.1
60.0% -- 64.9%                       22        232,921,885     8.3
65.0% -- 69.9%                       31        663,841,215    23.6
70.0% -- 74.9%                       27        416,433,727    14.8
75.0% -- 79.9%                       46        980,600,734    34.9
80.0%                                 3        158,824,000     5.6
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

Min: 9.2%   Max: 80.0%   Wtd. Avg: 70.0%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
Fully Amortizing                      3     $   11,700,000     0.4%
9.2% -- 24.9%                         3         16,450,000     0.6
25.0% -- 49.9%                       23        190,827,932     6.8
50.0% -- 59.9%                       38        533,033,212    18.9
60.0% -- 64.9%                       25        412,459,429    14.7
65.0% -- 69.9%                       37        590,349,347    21.0
70.0% -- 74.9%                       24        558,480,898    19.9
75.0% -- 80.0%                       12        499,824,000    17.8
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

Min: 9.2%(1)   Max: 80.0%(1)   Wtd. Avg: 65.7%(1)

(1)  Excludes Mortgage Loans that are Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS        BALANCE       POOL
                                 --------   --------------   -----
1.00x -- 1.19x                       26     $  611,617,000    21.7%
1.20x -- 1.24x                       49        712,159,839    25.3
1.25x -- 1.29x                       24        395,844,416    14.1
1.30x -- 1.34x                       18        334,422,445    11.9
1.35x -- 1.39x                        9        134,659,215     4.8
1.40x -- 1.49x                       14        225,355,223     8.0
1.50x -- 1.59x                        8        242,437,106     8.6
1.60x -- 1.69x                        4         58,215,000     2.1
1.70x -- 1.79x                        3         18,659,574     0.7
1.80x -- 1.89x                        1          2,730,000     0.1
1.90x -- 1.99x                        2         26,500,000     0.9
2.00x -- 2.99x                        4         34,200,000     1.2
3.00x -- 9.63x                        3         16,325,000     0.6
                                    ---     --------------   -----
TOTAL:                              165     $2,813,124,818   100.0%
                                    ===     ==============   =====

Min: 1.01x   Max: 9.63x   Wtd. Avg: 1.33x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                  LOANS         BALANCE      GROUP 1
                                 --------   --------------   -------
$1,380,398 -- $1,999,999              1     $    1,380,398      0.1%
$2,000,000 -- $2,999,999              7         18,409,584      0.8
$3,000,000 -- $3,999,999             14         48,415,290      2.2
$4,000,000 -- $4,999,999             13         57,392,797      2.6
$5,000,000 -- $7,499,999             29        175,363,069      7.8
$7,500,000 -- $9,999,999             19        160,228,929      7.2
$10,000,000 -- $14,999,999           11        130,982,013      5.9
$15,000,000 -- $19,999,999            7        121,696,000      5.4
$20,000,000 -- $29,999,999           12        284,820,000     12.7
$30,000,000 -- $49,999,999            7        285,104,564     12.8
$50,000,000 -- $99,999,999            7        511,218,000     22.9
$100,000,000 -- $190,000,000          3        439,280,000     19.7
                                    ---     --------------    -----
TOTAL:                              130     $2,234,290,645    100.0%
                                    ===     ==============    =====

Min: $1,380,398   Max: $190,000,000   Avg: $17,186,851

LOCATION

                                   NO. OF        AGGREGATE      % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
                                 ----------   --------------   -------
California                            44      $  568,337,015     25.4%
Florida                               18         207,089,562      9.3
New York                              18         177,974,898      8.0
Virginia                               7         129,233,233      5.8
Colorado                               6         128,937,177      5.8
Texas                                 24         114,933,736      5.1
Georgia                               10         110,299,925      4.9
Pennsylvania                           8         109,440,000      4.9
Indiana                                3         106,155,711      4.8
Maryland                               4          98,188,077      4.4
Other                                 78         483,701,313     21.6
                                     ---      --------------    -----
TOTAL:                               220      $2,234,290,645    100.0%
                                     ===      ==============    =====

PROPERTY TYPE

                                   NO. OF        AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES       BALANCE      GROUP 1
                                 ----------   --------------   -------
Office                                42      $  852,128,415     38.1%
Retail                                47         553,425,893     24.8
   Anchored                           28         386,473,167     17.3
   Unanchored                         15         120,950,727      5.4
   Shadow Anchored                     4          46,002,000      2.1
Hotel                                 11         294,383,881     13.2
Industrial                            67         188,024,347      8.4
Self Storage                          33         182,962,598      8.2
Mixed Use                              5          76,100,000      3.4
Manufactured Housing                  12          44,265,511      2.0
Multifamily                            3          43,000,000      1.9
                                     ---      --------------    -----
TOTAL:                               220      $2,234,290,645    100.0%
                                     ===      ==============    =====

MORTGAGE RATE

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
5.250% -- 5.499%                      3     $   37,875,000      1.7%
5.500% -- 5.749%                      6         96,443,774      4.3
5.750% -- 5.999%                     20        406,272,637     18.2
6.000% -- 6.249%                     60      1,032,985,599     46.2
6.250% -- 6.499%                     34        606,259,751     27.1
6.500% -- 7.520%                      7         54,453,885      2.4
                                    ---     --------------    -----
TOTAL:                              130     $2,234,290,645    100.0%
                                    ===     ==============    =====

Min: 5.250%   Max: 7.520%   Wtd. Avg: 6.134%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
60 -- 83                             12     $  160,162,085      7.2%
84 -- 99                              8        155,230,398      6.9
100 -- 120                          101      1,838,722,161     82.3
121 -- 179                            8         74,676,000      3.3
180 -- 241                            1          5,500,000      0.2
                                    ---     --------------    -----
TOTAL:                              130     $2,234,290,645    100.0%
                                    ===     ==============    =====

Min: 60   Max: 241   Wtd. Avg: 114

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
54 -- 59                              7     $  108,720,972      4.9%
60 -- 79                              6         58,327,000      2.6
80 -- 99                              8        155,230,398      6.9
100 -- 109                            2         23,356,210      1.0
110 -- 119                           65      1,264,785,064     56.6
120 -- 139                           39        588,671,000     26.3
140 -- 159                            2         29,700,000      1.3
160 -- 241                            1          5,500,000      0.2
                                    ---     --------------    ------
TOTAL:                              130     $2,234,290,645    100.00%
                                    ===     ==============    ======

Min: 54   Max: 241   Wtd. Avg: 112

PREPAYMENT PROVISION SUMMARY

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
Lockout/Defeasance/Open             117     $1,881,375,578     84.2%
Lockout/Yield Maintenance/Open       11        159,815,067      7.2
   Yield Maintenance/Yield
      Maintenance or
      Defeasance/Open                 1        147,500,000      6.6
Lockout/Defeasance/Yield
      Maintenance or
      Defeasance/Open                 1         45,600,000      2.0
                                    ---     --------------    -----
TOTAL:                              130     $2,234,290,645    100.0%
                                    ===     ==============    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
9.2% -- 29.9%                         2     $   10,575,000      0.5%
30.0% -- 49.9%                       10         64,546,106      2.9
50.0% -- 54.9%                        5         47,539,574      2.1
55.0% -- 59.9%                       12        144,072,577      6.4
60.0% -- 64.9%                       19        168,781,885      7.6
65.0% -- 69.9%                       23        535,819,042     24.0
70.0% -- 74.9%                       23        337,950,727     15.1
75.0% -- 79.9%                       34        789,005,734     35.3
 80.0%                                2        136,000,000      6.1
                                    ---     --------------    -----
TOTAL:                              130     $2,234,290,645    100.0%
                                    ===     ==============    =====

Min: 9.2%   Max: 80.0%   Wtd. Avg: 70.2%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
Fully Amortizing                      2     $    9,500,000      0.4%
9.2% -- 24.9%                         1          5,200,000      0.2
25.0% -- 49.9%                       22        189,007,932      8.5
50.0% -- 59.9%                       31        409,920,802     18.3
60.0% -- 64.9%                       20        296,159,666     13.3
65.0% -- 69.9%                       29        503,056,347     22.5
70.0% -- 74.9%                       17        421,645,898     18.9
75.0% -- 80.0%                        8        399,800,000     17.9
                                    ---     --------------    -----
TOTAL:                              130     $2,234,290,645    100.0%
                                    ===     ==============    =====

Min: 9.2%(1)   Max: 80.0%(1)   Wtd. Avg: 65.7%(1)

(1)  Excludes Mortgage Loans that are Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF       AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE      LOAN
                                   LOANS        BALANCE      GROUP 1
                                 --------   --------------   -------
1.00x -- 1.19x                       19     $  432,993,000     19.4%
1.20x -- 1.24x                       33        495,353,076     22.2
1.25x -- 1.29x                       20        327,673,416     14.7
1.30x -- 1.34x                       16        307,075,035     13.7
1.35x -- 1.39x                        8        114,344,215      5.1
1.40x -- 1.49x                       13        220,855,223      9.9
1.50x -- 1.59x                        7        192,437,106      8.6
1.60x -- 1.69x                        4         58,215,000      2.6
1.70x -- 1.79x                        2         16,839,574      0.8
1.80x -- 1.89x                        1          2,730,000      0.1
1.90x -- 1.99x                        2         26,500,000      1.2
2.00x -- 2.99x                        3         28,700,000      1.3
3.00x -- 9.63x                        2         10,575,000      0.5
                                    ---     --------------    -----
TOTAL:                              130     $2,234,290,645    100.0%
                                    ===     ==============    =====

Min: 1.01x   Max: 9.63x   Wtd. Avg: 1.35x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                  LOANS       BALANCE      GROUP 2
                                 --------   ------------   -------
$1,820,000 -- $1,999,999            1       $  1,820,000      0.3%
$2,000,000 -- $2,999,999            3          7,170,000      1.2
$3,000,000 -- $3,999,999            2          6,847,410      1.2
$4,000,000 -- $4,999,999            3         12,783,000      2.2
$5,000,000 -- $7,499,999            7         42,384,763      7.3
$10,000,000 -- $14,999,999          5         59,490,000     10.3
$15,000,000 -- $19,999,999          3         52,450,000      9.1
$20,000,000 -- $29,999,999          4         92,139,000     15.9
$30,000,000 -- $49,999,999          4        153,750,000     26.6
$50,000,000                         3        150,000,000     25.9
                                   --       ------------    -----
TOTAL:                             35       $578,834,173    100.0%
                                   ==       ============    =====

Min: $1,820,000   Max: $50,000,000   Average $16,538,119

LOCATION

                                   NO. OF       AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES      BALANCE     GROUP 2
                                 ----------   ------------   -------
Texas                                 9       $154,698,763     26.7%
California                            3        106,590,000     18.4
New Hampshire                         2         60,600,000     10.5
Pennsylvania                          1         50,000,000      8.6
Connecticut                           1         39,550,000      6.8
Tennessee                             1         31,600,000      5.5
Alabama                               1         25,000,000      4.3
Maryland                              2         23,500,000      4.1
Kentucky                              1         20,315,000      3.5
Florida                               4         18,447,410      3.2
Other                                14         48,533,000      8.4
                                     --       ------------    -----
TOTAL:                               39       $578,834,173    100.0%
                                     ==       ============    =====

PROPERTY TYPE

                                   NO. OF      AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE    LOAN
                                 PROPERTIES     BALANCE      GROUP 2
                                 ----------   ------------   -------
Multifamily                          33       $562,825,763     97.2%
Manufactured Housing                  6         16,008,410      2.8
                                     --       ------------    -----
TOTAL:                               39       $578,834,173    100.0%
                                     ==       ============    =====

MORTGAGE RATE

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
5.560% -- 5.749%                     3      $ 62,319,763     10.8%
5.750% -- 5.999%                     7        98,805,000     17.1
6.000% -- 6.249%                    16       215,526,000     37.2
6.250% -- 6.499%                     8       163,583,410     28.3
6.500% -- 6.577%                     1        38,600,000      6.7
                                    --      ------------    -----
TOTAL:                              35      $578,834,173    100.0%
                                    ==      ============    =====

Min: 5.560%   Max: 6.577%   Wtd Avg: 6.132%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
60 -- 83                             7      $152,024,000     26.3%
84 -- 99                             1         4,011,000      0.7
100 -- 120                          24       348,984,173     60.3
121                                  3        73,815,000     12.8
                                    --      ------------    -----
TOTAL:                              35      $578,834,173    100.0%
                                    ==      ============    =====

Min: 60   Max: 121   Wtd Avg: 104

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF     AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                   LOANS      BALANCE      GROUP 2
                                 --------   ------------   -------
56 -- 59                             2      $ 27,200,000      4.7%
60 -- 79                             5       124,824,000     21.6
80 -- 99                             1         4,011,000      0.7
110 -- 119                          13       193,739,173     33.5
120 -- 121                          14       229,060,000     39.6
                                    --      ------------    -----
TOTAL:                              35      $578,834,173    100.0%
                                    ==      ============    =====

Min: 56   Max: 121   Wtd Avg: 103

PREPAYMENT PROVISION SUMMARY

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                   LOANS       BALANCE     GROUP 2
                                 --------   ------------   -------
Lockout/Defeasance/Open             29      $482,459,173     83.4%
Lockout/Yield
   Maintenance/Open                  5        79,775,000     13.8
Yield Maintenance/Open               1        16,600,000      2.9
                                    --      ------------    -----
 TOTAL:                             35      $578,834,173    100.0%
                                    ==      ============    =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                  LOANS        BALANCE     GROUP 2
                                 --------   ------------   -------
27.5% -- 29.9%                       2      $ 11,250,000      1.9%
30.0% -- 49.9%                       2         4,020,000      0.7
50.0% -- 54.9%                       1        50,000,000      8.6
55.0% -- 59.9%                       2        28,500,000      4.9
60.0% -- 64.9%                       3        64,140,000     11.1
65.0% -- 69.9%                       8       128,022,173     22.1
70.0% -- 74.9%                       4        78,483,000     13.6
75.0% -- 79.9%                      12       191,595,000     33.1
80.0%                                1        22,824,000      3.9
                                    --      ------------    -----
TOTAL:                              35      $578,834,173    100.0%
                                    ==      ============    =====

Min: 27.5%   Max: 80.0%   Wtd Avg: 69.1%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                  NO. OF     AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                  LOANS       BALANCE      GROUP 2
                                 --------   ------------   -------
Fully Amortizing                     1      $  2,200,000      0.4%
23.4% -- 24.9%                       2        11,250,000      1.9
25.0% -- 49.9%                       1         1,820,000      0.3
50.0% -- 59.9%                       7       123,112,410     21.3
60.0% -- 64.9%                       5       116,299,763     20.1
65.0% -- 69.9%                       8        87,293,000     15.1
70.0% -- 74.9%                       7       136,835,000     23.6
75.0% -- 80.0%                       4       100,024,000     17.3
                                    --      ------------    -----
TOTAL:                              35      $578,834,173    100.0%
                                    ==      ============    =====

Min: 23.4%(1)   Max: 80.0%(1)   Wtd Avg: 65.8%(1)

(1)   Excludes Mortgage Loans that are Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS

                                  NO. OF     AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE    LOAN
                                  LOANS       BALANCE      GROUP 2
                                 --------   ------------   -------
1.00x -- 1.19x                       7      $178,624,000     30.9%
1.20x -- 1.24x                      16       216,806,763     37.5
1.25x -- 1.29x                       4        68,171,000     11.8
1.30x -- 1.34x                       2        27,347,410      4.7
1.35x -- 1.39x                       1        20,315,000      3.5
1.40x -- 1.49x                       1         4,500,000      0.8
1.50x -- 1.59x                       1        50,000,000      8.6
1.70x -- 1.79x                       1         1,820,000      0.3
2.00x -- 2.99x                       1         5,500,000      1.0
3.00x -- 3.08x                       1         5,750,000      1.0
                                    --      ------------    -----
TOTAL:                              35      $578,834,173    100.0%
                                    ==      ============    =====

Min: 1.01x   Max: 3.08x   Wtd Avg: 1.27x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT
PROVISIONS(1)                AUG-06      AUG-07      AUG-08      AUG-09      AUG-10      AUG-11
------------------------   ---------   ---------   ---------   ---------   ---------   ---------

Lockout/
   Defeasance(2)(3)(4)         94.17%      94.16%      90.90%      89.77%      84.53%      84.90%
Yield Maintenance(3)(4)         5.83%       5.84%       9.10%      10.23%      13.56%      13.10%
Open                            0.00%       0.00%       0.00%       0.00%       1.91%       2.00%
                           ---------   ---------   ---------   ---------   ---------   ---------
Total                         100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
                           =========   =========   =========   =========   =========   =========
Total Beginning
   Balance (in millions)   $2,813.12   $2,808.57   $2,803.04   $2,792.25   $2,778.93   $2,499.56
Percent of Aggregate
   Cut-off Date Balance       100.00%      99.84%      99.64%      99.26%      98.78%      88.85%

PREPAYMENT
PROVISIONS(1)                AUG-12      AUG-13      AUG-14      AUG-15     AUG-16
------------------------   ---------   ---------   ---------   ---------   -------

Lockout/
   Defeasance(2)(3)(4)         85.58%      88.35%      86.34%      86.00%    22.94%
Yield Maintenance(3)(4)        14.42%      11.65%      13.66%      13.77%     0.00%
Open                            0.00%       0.00%       0.00%       0.22%    77.06%
                           ---------   ---------   ---------   ---------   -------
Total                         100.00%     100.00%     100.00%     100.00%   100.00%
                           =========   =========   =========   =========   =======
Total Beginning
   Balance (in millions)   $2,426.59   $2,243.09   $2,214.86   $2,169.81   $134.45
Percent of Aggregate
   Cut-off Date Balance        86.26%      79.74%      78.73%      77.13%     4.78%

PREPAYMENT
PROVISIONS(1)               AUG-17    AUG-18    AUG-19    AUG-20    AUG-21    AUG-22    AUG-23    AUG-24    AUG-25    AUG-26
------------------------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Lockout/
   Defeasance(2)(3)(4)      100.00%   100.00%    29.93%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%     0.00%
Yield Maintenance(3)(4)       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Open                          0.00%     0.00%    70.07%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%   100.00%
                            ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total                       100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                            ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Beginning
   Balance (in millions)   $ 30.11   $  9.99   $  9.58   $  2.56   $  2.22   $  1.87   $  1.49   $  1.08   $  0.65   $  0.19
Percent of Aggregate
   Cut-off Date Balance       1.07%     0.36%     0.34%     0.09%     0.08%     0.07%     0.05%     0.04%     0.02%     0.01%

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  One hundred forty-six Mortgage Loans representing 84.0% of the Initial Pool
     Balance (84.2% of the group 1 balance and 83.4% of the group 2 balance) are subject to an initial lockout period after which defeasance is permitted.

(3)  As of the Cut-off Date, 15 Mortgage Loans, representing 8.4% of the Initial
     Pool Balance (7.0% of the Group 1 Balance, and 13.8% of the Group 2
     Balance) are subject to an initial lockout period after which prepayment is permitted subject to the greater of a yield maintenance charge or a 1%
     prepayment premium.

(4)  One Mortgage Loan, Loan No. 59756, representing 0.6% of the Initial Pool
     Balance (2.9% of the Group 2 Balance), does not have an initial lockout period and prepayment is permitted subject to the greater of a yield maintenance charge or a 1% prepayment premium. One Mortgage Loan, Loan No.
     GA25040, representing 5.2% of the Initial Pool Balance (6.6% of the Group 1
     Balance) does not have an initial lockout period and prepayment is permitted subject to the greater of a yield maintenance charge or a 1%
     prepayment premium or, at the borrower's option after a defeasance lockout period, defeasance. One Mortgage Loan, Loan No. 760055017, representing
     0.1% of the Initial Pool Balance (0.1% of the Group 1 Balance) is subject to an initial lockout period after which prepayment is permitted subject to a yield maintenance charge. One Mortgage Loan, Loan No. 3401856, representing 1.6% of the Initial Pool Balance (2.0% of the Group 1 Balance)
     is subject to an initial lockout period after which defeasance is permitted, then prepayment is permitted subject to the greater of a yield maintenance charge or a 1% prepayment premium or defeasance.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

FIVE YEAR LOANS

                                                                                              % OF                % OF
                                            MORTGAGE                             CUT-OFF     INITIAL           APPLICABLE
                                              LOAN               PROPERTY         DATE         POOL     LOAN      LOAN
PROPERTY NAME                                SELLER    STATE       TYPE          BALANCE     BALANCE   GROUP      GROUP
-----------------------------------------   --------   -----   ------------   ------------   -------   -----   ----------

55 Park Place ...........................     GECC       GA       Office      $ 53,000,000     1.9%      1         2.4%
Orsini Apartments .......................     BofA       CA     Multifamily     50,000,000     1.8       2         8.6%
960 Main Street .........................     GACC       CT       Office        24,500,000     0.9       1         1.1%
Verandah at Meyerland Apartments ........     GACC       TX     Multifamily     24,000,000     0.9       2         4.1%
The Fairways at South Shore Apartments ..     GACC       TX     Multifamily     22,824,000     0.8       2         3.9%
Horizon & Mellon Office Buildings .......     BofA       FL       Office        22,400,000     0.8       1         1.0%
FBI Building New Orleans ................     GACC       LA       Office        22,000,000     0.8       1         1.0%
Emerson Gardens .........................     BofA       NH     Multifamily     16,600,000     0.6       2         2.9%
Legacy of Cedar Hill - Phase II .........     BofA       TX     Multifamily     14,600,000     0.5       2         2.5%
Legacy of Cedar Hill - Phase I ..........     BofA       TX     Multifamily     13,400,000     0.5       2         2.3%
Paradise Island Apartments IV ...........     BofA       FL     Multifamily     10,600,000     0.4       2         1.8%
19 Clementina ...........................     GACC       CA     Multifamily      9,200,000     0.3       1         0.4%
Hilton Garden Inn Denver Airport ........     GECC       CO        Hotel         8,589,574     0.3       1         0.4%
3445 North Causeway .....................     BofA       LA       Office         6,000,000     0.2       1         0.3%
Noah's Ark Self Storage .................     GECC       TX    Self Storage      3,078,000     0.1       1         0.1%
                                                               Manufactured
Country Estates MHC .....................     GECC       OR       Housing        3,049,000     0.1       1         0.1%
                                                               Manufactured
Capri Commons ...........................     GECC       FL       Housing        3,000,000     0.1       1         0.1%
                                                               Manufactured
Buttonwood Village ......................     GECC       FL       Housing        2,700,000     0.1       1         0.1%
                                                               Manufactured
Apple Valley MHC ........................     GECC       IN       Housing        2,645,511     0.1       1         0.1%
                                                                              ------------    ----
TOTAL/WTD AVG: ..........................                                     $312,186,085    11.1%
                                                                              ============    ====

                                                                                     REMAINING
                                                LOAN                                  INTEREST   REMAINING
                                             BALANCE PER                   CUT-OFF      ONLY      TERM TO
                                              TOTAL SF/    UNDERWRITTEN   DATE LTV     PERIOD     MATURITY
PROPERTY NAME                               UNIT/PAD/KEY       DSCR         RATIO     (MONTHS)    (MONTHS)
-----------------------------------------   ------------   ------------   --------   --------    ---------

55 Park Place ...........................     $     96         1.50x        78.9%        58          58
Orsini Apartments .......................     $168,919         1.58x        52.6%        60          60
960 Main Street .........................     $     96         1.20x        73.1%         1          61
Verandah at Meyerland Apartments ........     $ 79,734         1.32x        55.4%        61          61
The Fairways at South Shore Apartments ..     $ 75,327         1.20x        80.0%        60          60
Horizon & Mellon Office Buildings .......     $    127         1.36x        78.9%        59          59
FBI Building New Orleans ................     $    160         1.43x        72.2%        60          60
Emerson Gardens .........................     $103,750         1.22x        79.8%         8          56
Legacy of Cedar Hill - Phase II .........     $ 67,593         1.14x        66.4%        24          60
Legacy of Cedar Hill - Phase I ..........     $ 64,423         1.14x        68.4%        24          60
Paradise Island Apartments IV ...........     $ 80,303         1.21x        76.8%        59          59
19 Clementina ...........................     $287,500         1.13x        50.4%        21          57
Hilton Garden Inn Denver Airport ........     $ 54,711         1.76x        50.8%         0          59
3445 North Causeway .....................     $     47         2.29x        46.9%        59          59
Noah's Ark Self Storage .................     $     55         1.27x        73.3%         0          60

Country Estates MHC .....................     $ 29,317         1.22x        73.8%         0          60

Capri Commons ...........................     $ 22,388         1.46x        65.5%         1          61

Buttonwood Village ......................     $ 10,000         2.09x        46.6%        36          60

Apple Valley MHC ........................     $ 14,378         1.29x        74.3%         0          58

TOTAL/WTD AVG: ..........................                      1.39X        68.2%

SEVEN YEAR LOANS

                                                                                              % OF
                                            MORTGAGE                             CUT-OFF     INITIAL
                                              LOAN               PROPERTY         DATE         POOL     LOAN
PROPERTY NAME                                SELLER    STATE       TYPE          BALANCE     BALANCE   GROUP
-----------------------------------------   --------   -----   ------------   ------------   -------   -----

DDR Macquarie Portfolio .................     BofA       (1)      Retail      $ 86,000,000     3.1%      1
The Graham Building .....................     GACC       PA       Office        28,320,000     1.0       1
Katella Corporate Center ................     GACC       CA       Office        12,250,000     0.4       1
Union Development Industrial Portfolio ..     BofA       CA     Industrial       9,800,000     0.3       1
2601 Ocean Park Boulevard ...............     GACC       CA       Office         8,200,000     0.3       1
Gander Mountain .........................     BofA       TX       Retail         6,380,000     0.2       1
                                                               Manufactured
Orchard Lane MHC ........................     GECC       OR      Housing         4,011,000     0.1       2
Cabot Medical Center ....................     GECC       AR       Office         2,900,000     0.1       1
Trop Encore Office ......................     BofA       NV       Office         1,380,398     0.0       1
                                                                              ------------     ---
TOTAL/WTD AVG: ..........................                                     $159,241,398     5.7%
                                                                              ============     ===

                                                                                                  REMAINING
                                               % OF          LOAN                                  INTEREST   REMAINING
                                            APPLICABLE    BALANCE PER                   CUT-OFF      ONLY      TERM TO
                                               LOAN        TOTAL SF/    UNDERWRITTEN   DATE LTV     PERIOD     MATURITY
PROPERTY NAME                                  GROUP     UNIT/PAD/KEY       DSCR         RATIO     (MONTHS)    (MONTHS)
-----------------------------------------   ----------   ------------   ------------   --------   ---------   ---------

DDR Macquarie Portfolio .................       3.8%        $   110         1.44x        69.9%        83          83
The Graham Building .....................       1.3%        $   118         1.32x        74.3%        83          83
Katella Corporate Center ................       0.5%        $   152         1.25x        78.5%        46          82
Union Development Industrial Portfolio ..       0.4%        $    52         1.22x        58.4%        60          84
2601 Ocean Park Boulevard ...............       0.4%        $   185         1.25x        71.9%        48          84
Gander Mountain .........................       0.3%        $    96         1.26x        70.1%        24          84

Orchard Lane MHC ........................       0.7%        $38,567         1.26x        70.4%        23          83
Cabot Medical Center ....................       0.1%        $   232         1.21x        79.5%        36          84
Trop Encore Office ......................       0.1%        $   194         1.25x        69.0%         0          81

TOTAL/WTD AVG: ..........................                                   1.36X        70.9%

(1)  Colorado, Georgia, Kansas and Texas.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Term Sheet also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                       % OF
                                           MORTGAGE      CUT-OFF     INITIAL
                                             LOAN          DATE        POOL      PROPERTY      LOAN
LOAN NAME                                   SELLER       BALANCE     BALANCE       TYPE       GROUP
----------------------------------------   --------   ------------   -------   ------------   ------

Technology Corners at Moffett Park .....     BofA     $190,000,000     6.8%       Office         1
BlueLinx Holdings Portfolio ............     GACC      147,500,000     5.2      Industrial       1
Marriott Indianapolis ..................     BofA      101,780,000     3.6         Hotel         1
Mesa Mall ..............................     BofA       87,250,000     3.1        Retail         1
DDR Macquarie Portfolio ................     BofA       86,000,000     3.1        Retail         1
Ritz-Carlton Key Biscayne ..............     GACC       86,000,000     3.1         Hotel         1
Glendale Fashion Center ................     GACC       72,000,000     2.6        Retail         1
2000 Corporate Ridge Road ..............     GACC       64,000,000     2.3        Office         1
Extra Space Portfolio ..................     GECC       62,968,000     2.2     Self Storage      1
55 Park Place ..........................     GECC       53,000,000     1.9        Office         1
                                                      ------------    ----
TOTAL/WTD AVG: .........................              $950,498,000    33.8%
                                                      ============    ====

                                              % OF
                                           APPLICABLE    CUT-OFF         LTV
                                              LOAN      DATE LTV       RATIO AT      UNDERWRITTEN   MORTGAGE
LOAN NAME                                     GROUP       RATIO    MATURITY OR ARD       DSCR         RATE
----------------------------------------   ----------   --------   ---------------   ------------   --------

Technology Corners at Moffett Park .....      8.5%        65.7%         58.7%            1.25x       6.239%
BlueLinx Holdings Portfolio ............      6.6         79.2%         74.6%            1.24x       6.350%
Marriott Indianapolis ..................      4.6         70.0%         65.6%            1.52x       5.992%
Mesa Mall ..............................      3.9         77.3%         77.3%            1.33x       5.794%
DDR Macquarie Portfolio ................      3.8         69.9%         69.9%            1.44x       6.004%
Ritz-Carlton Key Biscayne ..............      3.8         76.8%         76.8%            1.34x       6.342%
Glendale Fashion Center ................      3.2         80.0%         80.0%            1.20x       6.173%
2000 Corporate Ridge Road ..............      2.9         80.0%         77.3%            1.10x       6.220%
Extra Space Portfolio ..................      2.8         75.8%         71.2%            1.20x       6.180%
55 Park Place ..........................      2.4         78.9%         78.9%            1.50x       6.200%
                                                          ----          ----             ----        -----
TOTAL/WTD AVG: .........................                  74.2%         71.1%            1.31X       6.165%

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                       TECHNOLOGY CORNERS AT MOFFETT PARK
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                       TECHNOLOGY CORNERS AT MOFFETT PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

LOAN SELLER:                  Bank of America
LOAN PURPOSE:                 Refinance
ORIGINAL PRINCIPAL BALANCE:   $190,000,000
FIRST PAYMENT DATE:           September 1, 2006
TERM/AMORTIZATION:            120/360 months
INTEREST ONLY PERIOD:         24 months
MATURITY DATE:                August 1, 2016
EXPECTED MATURITY BALANCE:    $169,540,964
BORROWING ENTITY:             Moffett Park Drive LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Defeasance:
                              113 payments
                              Open: 7 payments

UP-FRONT RESERVES:
   TAX RESERVE:               Yes

ONGOING MONTHLY RESERVES:
   TAX RESERVE:               Yes
   REPLACEMENT RESERVE:       $8,950
   OTHER RESERVE(1):          $1,000,000
   LETTERS OF CREDIT(2):      $27,340,000

FUTURE MEZZANINE DEBT:        Yes

LOCKBOX:                      Hard
--------------------------------------------------------------------------------

(1)  Monthly Ariba Rollover Reserve beginning September 1, 2010 through and including December 1, 2012.

(2)  Three letters of credit act as additional security for the Ariba lease. One letter with a face amount of $600,000 expires in May 2008; the remaining letters expire in February 2013. In each instance the mortgagee is listed as an additional beneficiary and has the right to draw on the letters upon an event of default to pay down the loan, assist with any rollover expenses or for other purposes to the extent the landlord is entitled to retain such proceeds.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $190,000,000
CUT-OFF DATE LTV:             65.7%
MATURITY DATE LTV:            58.7%
UNDERWRITTEN DSCR:            1.25x
INTEREST ONLY DSCR:           1.46x
MORTGAGE RATE:                6.239%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Suburban
LOCATION:                     Sunnyvale, California

YEAR BUILT/RENOVATED:         2001/NAP
NET RENTABLE SQUARE FEET:     715,988
CUT-OFF BALANCE PSF:          $265
OCCUPANCY AS OF
   JUNE 1, 2006(1):           100.0%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Jay Paul Company
UNDERWRITTEN NET CASH FLOW:   $ 17,538,539
APPRAISED VALUE:              $289,000,000
--------------------------------------------------------------------------------

(1)  The Mortgaged Property was 100% leased and 88.0% occupied as of June 1,
     2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                       TECHNOLOGY CORNERS AT MOFFETT PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                  FULL YEAR     FULL YEAR     FULL YEAR
                                 (12/31/2003)  (12/31/2004)  (12/31/2005)  UNDERWRITTEN
                                 -----------   -----------   -----------   ------------

Effective Gross Income .......   $31,306,182   $32,007,142   $35,773,248    $21,742,412
Total Expenses ...............   $ 3,701,827   $ 3,598,885   $ 3,182,004    $ 3,121,156
Net Operating Income (NOI) ...   $27,604,355   $28,408,257   $32,591,244    $18,621,256
Cash Flow (CF) ...............   $27,604,355   $28,408,257   $32,591,244    $17,538,539
DSCR on NOI ..................          1.97x         2.03x         2.32x          1.33x
DSCR on CF ...................          1.97x         2.03x         2.32x          1.25x

--------------------------------------------------------------------------------
                            TENANT INFORMATION(1)(2)
--------------------------------------------------------------------------------

                                    RATINGS       TOTAL      % OF      RENT     POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF     PSF        RENT           RENT     EXPIRATION
------------------------------   -----------   ---------   --------   ------   -----------   -----------   ----------

Ariba ........................    Not Rated     271,976      38.0%    $43.80   $31,360,274      100.0%     01/24/2013
Juniper Networks (Sublease)...      NR/BB       177,624      24.8        NAP           NAP        NAP      05/13/2008
Interwoven (Sublease). .......    Not Rated     175,082      24.5        NAP           NAP        NAP      07/31/2007
Motorola (Sublease) ..........     Baa2/A-       91,306      12.8        NAP           NAP        NAP      08/31/2008
                                                -------     -----              -----------      -----
TOTAL ........................                  715,988     100.0%             $31,360,274      100.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Ariba net leases 100% of the Technology Corners at Moffett Park Mortgaged
     Property through January 24, 2013; they have sublet approximately 62.0% of their space to three tenants.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                       TECHNOLOGY CORNERS AT MOFFETT PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 100.0% of the total net rentable square feet, are:

o    ARIBA (not rated) leases 100.0% of the space, but occupies a total of
     271,976 square feet (38.0% of square feet, 100.0% of rental income) under five 12-year leases all expiring on January 24, 2013. The current rental rate per square foot of $43.80 increases annually by 4%. There is one five-year option to renew the leases with the rental rates continuing to increase annually by 4%. Ariba is a provider of Spend Management solutions that help companies analyze, understand and manage their corporate spending to achieve increased cost savings and business process efficiency. Ariba's software and services streamline the business processes related to the identification of suppliers of goods and services, the negotiation of the terms of purchases, and the management of ongoing purchasing and settlement activities. Ariba applications currently operate on nearly four million desktops around the world. Clients include ABN AMRO, BMW, Chevron, Cisco
     Systems, Hewlett-Packard and Unilever. As of the fiscal year ended
     September 30, 2005, Ariba reported revenue of approximately $323.0 million and stockholder equity of $329.5 million.

o    JUNIPER NETWORKS (not rated by Moody's and rated "BB" by S&P) occupies a total of 177,624 square feet (24.8% of square feet) under a five-year sublease expiring on May 13, 2008. The current rental rate per square foot of $17.76 is constant during the initial lease term. There are two options to renew the lease, one for two years and one for three years, with the rental rate initially determined at 95% of the then fair market, increasing annually by 4% thereafter for each option period. Juniper Networks engages in the design and sale of products and services that provide customers with
     Internet protocol networking solutions. Juniper Networks primarily offers scalable router products that are used to control and direct network traffic. Juniper Networks also provides solutions that protect the network and data on the network, and enhance existing bandwidth. Juniper Networks provides its products to enterprises, governments, research and education institutions, as well as wireline, wireless, cable and next-generation network operators through a direct sales force, distributors and resellers.
     As of the fiscal year ended December 31, 2005, Juniper Networks reported revenue of approximately $2.1 billion, net income of $354.0 million and stockholder equity of $6.9 billion.

o    INTERWOVEN (not rated) occupies 175,082 square feet (24.5% of square feet)
     under a six-year sublease expiring on July 31, 2007. The current rental rate per square foot of $52.56 increases annually by 4%. There is one five-year option to renew the lease with the rental rate continuing to increase annually by 4%. Interwoven provides enterprise content management software and services. Interwoven's products enable businesses to create, review, manage, distribute and archive critical business content, such as documents, spreadsheets, emails and presentations, as well as Web images, graphics, content and applications code across the enterprise and its chain of customers, partners and suppliers. As of the fiscal year ended December
     31, 2005, Interwoven reported revenue of approximately $175.0 million and stockholder equity of $298.2 million.

o    MOTOROLA (rated "Baa2" by Moody's and "A-" by S&P) occupies 91,306 square feet (12.8% of square feet) under a four-year sublease expiring on August
     31, 2008. The current rental rate per square foot of $15.60 increases annually by 4%. There is one 53-month option to renew the lease with the rental rate initially determined at 95% of the then fair market, increasing annually by 4% thereafter. Motorola engages in the design, manufacture, marketing and sale of mobility products worldwide. Motorola operates in four segments: Mobile Devices, Government and Enterprise Mobility
     Solutions, Networks and Connected Home Solutions. The Mobile Devices
     segment offers wireless handsets with related software and accessory products. The Government and Enterprise Mobility Solutions segment provides wireless communications systems for government and public safety markets, business wireless devices, networks and applications for enterprise organizations, and electronics and telematics systems for automobile manufacturers. The Networks segment provides cellular infrastructure systems, fiber-to-the-premise and fiber-to-the-node transmission systems, wireless broadband systems and embedded communications computing platforms.
     The Connected Home Solutions segment offers various broadband products, high speed data products, hybrid fiber coaxial network transmission systems, digital satellite program distribution systems, direct-to-home satellite networks and private networks for business communications, and video communication products. As of the fiscal year ended December 31,
     2005, Motorola reported revenue of approximately $36.8 billion, net income of $4.6 billion and stockholder equity of $16.7 billion.
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                       TECHNOLOGY CORNERS AT MOFFETT PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Technology Corners at Moffett Park Mortgage Loan is a $190.0 million, ten-year fixed rate loan secured by a first mortgage on five office buildings located in Sunnyvale, Santa Clara County, California. The
     Technology Corners at Moffett Park Mortgage Loan is interest only for the first two years of the loan term, matures on August 1, 2016 and accrues interest at an annual rate of 6.239%.

THE BORROWER:

o    The Technology Corners at Moffett Park Borrower is Moffett Park Drive LLC,
     a California limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the
     Technology Corners at Moffett Park Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 1% by Gateway Land
     Company, Inc. as the Managing Member and 99% by Jay Paul, the borrower principal.

o    Mr. Paul owns Jay Paul Company, a real estate management and development company based in San Francisco, which has developed over 5.0 million square feet of commercial real estate in northern and central California since
     1975.

THE MORTGAGED PROPERTY:

o    The Technology Corners at Moffett Park Mortgaged Property consists of a fee simple interest in five Class "A" office buildings consisting of one two-story building and 4 four-story buildings built in 2001. The improvements contain a total of 715,988 net rentable square feet and are situated on 26.56 acres. Technology Corners at Moffett Park Mortgaged
     Property amenities include a dedicated light rail station, a 15,660 square foot fitness facility, a 21,510 square foot cafeteria, pedestrian walkways, fountains and seating areas.

o    The Technology Corners at Moffett Park Mortgaged Property is located in the
     San Jose-Sunnyvale-Santa Clara metropolitan statistical area in the South
     Bay/San Jose market and the Moffett Park submarket. The City of Sunnyvale is located in the northwest portion of Santa Clara County, approximately 35 miles southeast of San Francisco and eight miles northwest of San Jose. The neighborhood consists of primarily office, industrial, commercial and retail uses and is located just north of Highway 101.

o    The Technology Corners at Moffett Park Borrower is generally required at its sole cost and expense to keep the Technology Corners at Moffett Park
     Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Jay Paul Company manages the Technology Corners at Moffett Park
     Mortgaged Property. The Jay Paul Company, founded in 1975 and headquartered in San Francisco, currently owns and/or manages more than 5.0 million square feet of Class "A" office and retail space located in California.

COLLATERAL RELEASES AND SUBSTITUTION:

o    In response to a proposed roadway extension, the Technology Corners at
     Moffett Park Borrower has proposed to adjust the lot line of the Technology
     Corners at Moffett Park Mortgaged Property which would, if pursued and subject to compliance with certain conditions, result in a partial release of a portion of the Mortgaged Property. The conditions to the release include a loan-to-value test. However, to the extent that the release results in a loan-to-value ratio (taking into account any assigned value of the parking garage) greater than the loan-to-value ratio at origination, the Technology Corners at Moffett Park Borrower may prepay a portion of the
     Technology Corners at Moffett Park Mortgage Loan in order to achieve such a required loan-to-value ratio. Finally, if required in connection with such a release, the borrower also may construct a parking garage at the
     Technology Corners at Moffett Park Mortgaged Property, subject to compliance with certain conditions, including a requirement that the related borrower principal provide a guarantee of the estimated construction cost.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                       TECHNOLOGY CORNERS AT MOFFETT PARK
--------------------------------------------------------------------------------

ARIBA ROLLOVER RESERVE:

o    Beginning September 1, 2010, the mortgagee will collect $1,000,000 monthly through and including December 1, 2012. This will result in a reserve of approximately $28,000,000, which will be applied as follows: up to
     $21,100,000 for tenant improvement and leasing commissions associated with the lease-up of the vacated space and up to $6,900,000 for debt service payments and/or tenant improvement costs. The foregoing reserves may be released subject to certain events and/or conditions set forth in the related loan documents.

o    Three letters of credit (totaling $27,340,000) act as additional security for the Ariba lease. One letter with a face amount of $600,000 expires in
     May 2008; the remaining letters expire in February 2013. In each instance the mortgagee is listed as an additional beneficiary and has the right to draw on the letters upon an event of default to pay down the loan, assist with any rollover expenses or for other purposes to the extent the landlord is entitled to retain such proceeds.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Technology Corners at Moffett Park Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Technology
     Corners at Moffett Park Mortgage Loan, results in a maximum loan-to-value ratio greater than 75% and a minimum debt service coverage ratio (as calculated by the mortgagee on a trailing 12-month basis) less than 1.25x;
     and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Technology Corners at
     Moffett Park Mortgage Loan.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                       TECHNOLOGY CORNERS AT MOFFETT PARK
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                          BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           GACC
LOAN PURPOSE:                          Refinance
ORIGINAL NOTE A-1 PRINCIPAL BALANCE:   $147,500,000(1)
FIRST PAYMENT DATE:                    August 1, 2006
TERM/AMORTIZATION:                     120/360 months
INTEREST ONLY PERIOD:                  60 months
MATURITY DATE:                         July 1, 2016
EXPECTED NOTE A-1 MATURITY BALANCE:    $138,828,954
BORROWING ENTITY:                      58 separate SPEs
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       GRTR 1% PPMT or
                                       Yield Maintenance:
                                       25 payments
                                       GRTR 1% PPMT or
                                       Yield Maintenance or
                                       Defeasance:
                                       88 payments
                                       Open: 7 payments
PARI PASSU DEBT:                       $147,500,000 Note A-2
UPFRONT RESERVES:
   TAX/INSURANCE RESERVE:              Yes
   IMMEDIATE REPAIR RESERVE:           $404,310
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:              Yes
   LOW CASH FLOW RESERVE:              Springing(2)
   REPLACEMENT RESERVE:                Springing(3)
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

(1)  The original Note A-1 ("A-1 Note") principal balance amount of $147,500,000 represents the A-1 Note from a first mortgage in the original principal amount of $295,000,000 (the "Whole Loan"). In addition to the A-1 Note, there is an A-2 note in the amount of $147,500,000 (the "BlueLinx Holdings
     Portfolio Companion Loan"). The BlueLinx Holdings Portfolio Companion Loan
     was contributed to another trust. For further information, see "The Loan"
     below.

(2)  A reserve (the "Low Cash Flow Reserve") will be required in the event that the EBITDA for BlueLinx Corporation (the lessor under the Master Lease, as described in the "Master Lease" section below) falls below 2.5 times the rent due under the Master Lease for two consecutive quarters.

(3)  A reserve (the "Replacement Reserve") will be required in the event that more than 10.0% of the BlueLinx Holdings Portfolio Mortgaged Property has
     been sublet. The Replacement Reserve is required to equal one-twelfth of the product of $0.05 and the aggregate square footage of the BlueLinx
     Holdings Portfolio Mortgaged Property that is sublet.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:          $295,000,000
A-1 NOTE CUT-OFF DATE BALANCE:            $147,500,000
COMPANION LOAN CUT-OFF DATE BALANCE(1):   $147,500,000
CUT-OFF DATE LTV(1)(2):                   79.2%
MATURITY DATE LTV(1)(3):                  74.6%
UNDERWRITTEN DSCR(1):                     1.24x
INTEREST ONLY DSCR:(1)                    1.44x
MORTGAGE RATE:                            6.350%
--------------------------------------------------------------------------------

(1)  The BlueLinx Holdings Portfolio Companion Loan is not included in the trust, however, it is pari passu with the A-1 Note which is being contributed to the trust. Unless otherwise specified, all DSCR, LTV and other calculations with respect to the BlueLinx Holdings Portfolio Loan are based on the BlueLinx Holdings Portfolio Whole Loan.

(2)  Based on the "As-is" appraised value of $372.39 million. The Cut-off Date loan-to-value ("LTV") ratio, based on the $390 million aggregate appraised value of the BlueLinx Holdings Portfolio, is 75.6%.

(3)  Based on the "As-is" appraised value of $372.39 million. The Maturity Date
     LTV, based on the $390 million aggregate appraised value of the BlueLinx
     Holdings Portfolio, is 71.2%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                            Industrial(1)
PROPERTY SUB-TYPE:                        Warehouse
NUMBER OF PROPERTIES:                     57 distribution facilities, 1 office
LOCATION:                                 Various locations in 36 states
YEAR BUILT/RENOVATED:                     Various/Various
NET RENTABLE SQUARE FEET:                 9,003,865
CUT-OFF BALANCE PSF(2):                   $32.76
OCCUPANCY AS OF AUGUST 1, 2006:           100.0%
OWNERSHIP INTEREST:                       Fee
PROPERTY MANAGEMENT:                      BlueLinx Corporation (an affiliate of
                                          the borrower)
UNDERWRITTEN NET CASH FLOW:               $27,282,526
APPRAISED VALUE(3):                       $372,390,000
--------------------------------------------------------------------------------

(1)  One BlueLinx Holdings Portfolio Mortgaged Property is an office property.

(2)  All calculations are based on the Whole Loan amount of $295.0 million.

(3)  This "As-is" appraised value is a sum of the individual BlueLinx Holdings
     Portfolio Mortgaged Property values. The appraised value of $390,000,000 is based on a premium, as determined by the appraiser, achieved for the diversity of the entire BlueLinx Holdings Portfolio.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                          BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

                            FINANCIAL INFORMATION(1)

                                                                    UNDERWRITTEN
                                                                    ------------
Effective Gross Income ..........................................   $30,187,953
Total Expenses ..................................................   $   857,067
Net Operating Income (NOI) ......................................   $29,330,887
Cash Flow (CF) ..................................................   $27,282,526
DSCR on NOI .....................................................          1.33x
DSCR on CF ......................................................          1.24x

(1)  The underwriting was based on the new 15-year master lease executed in June of 2006. Prior financials are not applicable.

                              PROPERTY INFORMATION

                                      ALLOCATED    YEAR BUILT /      TOTAL
PROPERTY NAME                        LOAN AMOUNT     RENOVATED    SQUARE FEET
----------------------------------   -----------   ------------   -----------

BlueLinx -- Frederick, MD ........   $29,536,153      1996/NA       850,000
BlueLinx -- Bellingham, MA .......    21,744,000      1988/NA       448,500
BlueLinx -- University Park, IL ..    15,936,000      1996/NA       670,000
BlueLinx -- Lawrenceville, GA ....    15,731,870      1995/NA       560,000
BlueLinx -- Yulee, FL ............    13,440,000      1996/NA       462,800
BlueLinx -- Newark, CA ...........    10,270,000      1960/NA       234,090
BlueLinx -- Butner, NC ...........    10,230,500      1997/NA       401,648
BlueLinx -- Ft.Worth, TX .........     9,184,569     1974/1998      272,449
BlueLinx -- La Puente, CA ........     8,241,623      1969/NA       135,821
BlueLinx -- Ypsilanti, MI ........     7,990,179      1996/NA       168,971
BlueLinx -- National City, CA ....     7,524,329      1972/NA        93,000
BlueLinx -- Englewood, CO ........     6,720,000      1995/NA        68,721
BlueLinx -- Independence, KY .....     6,560,000      1996/NA       202,021
BlueLinx -- Bridgeton, MO ........     6,489,396      1996/NA       192,500
BlueLinx -- Beaverton, OR ........     5,800,000      1975/NA       105,168
BlueLinx -- N. Kansas City, MO ...     5,704,000      1980/NA       234,683
BlueLinx -- Tampa, FL ............     5,440,000      1986/NA       108,852
BlueLinx -- Denville, NJ .........     4,800,000      1975/NA       142,959
BlueLinx -- Woodinville, WA ......     4,542,500      1970/NA        77,360
BlueLinx -- Denver, CO ...........     4,445,826      1973/NA       113,040
BlueLinx -- Miami, FL ............     4,345,000      1965/NA       102,868
BlueLinx -- Riverside, CA ........     4,116,143      1968/NA        95,391
BlueLinx -- Houston, TX ..........     4,041,900   1964-1978/NA     157,825
BlueLinx -- Erwin, TN ............     3,720,000      1996/NA       153,069
BlueLinx -- Maple Grove, MN ......     3,600,000      1974/NA       103,868
BlueLinx -- Pensacola, FL ........     3,490,123      1972/NA       107,844
BlueLinx -- Elkhart, IN ..........     3,460,400      1973/NA       183,000
BlueLinx -- Tulsa, OK ............     3,104,000      1974/NA       143,500
BlueLinx -- Midfield, AL .........     3,080,000      1996/NA       123,750
BlueLinx -- Newtown, CT ..........     3,040,000      1978/NA       113,360
BlueLinx -- Nashville, TN ........     2,996,247     1966/1988      101,000
BlueLinx -- Charlotte, NC ........     2,950,512   1968-1972/NA      95,480
BlueLinx -- Allentown, PA ........     2,900,000      1979/NA        83,000
BlueLinx -- San Antonio, TX ......     2,784,000      1966/NA        95,231
BlueLinx -- Richmond, VA .........     2,644,792      1965/NA        83,990
BlueLinx -- New Stanton, PA ......     2,640,000     1961/1972       76,290

                                     CUT-OFF DATE   APPRAISED                    POTENTIAL RENT
PROPERTY NAME                         BALANCE PSF   VALUE PSF   POTENTIAL RENT        PSF
----------------------------------   ------------   ---------   --------------   --------------

BlueLinx -- Frederick, MD ........      $34.75       $ 44.71      $2,847,500         $ 3.35
BlueLinx -- Bellingham, MA .......       48.48         60.60       2,242,500           5.00
BlueLinx -- University Park, IL ..       23.79         29.73       1,909,500           2.85
BlueLinx -- Lawrenceville, GA ....       28.09         34.46       1,400,000           2.50
BlueLinx -- Yulee, FL ............       29.04         36.30       1,388,400           3.00
BlueLinx -- Newark, CA ...........       43.87         55.53       1,039,360           4.44
BlueLinx -- Butner, NC ...........       25.47         32.24       1,004,120           2.50
BlueLinx -- Ft.Worth, TX .........       33.71         40.23         817,347           3.00
BlueLinx -- La Puente, CA ........       60.68         77.31         733,433           5.40
BlueLinx -- Ypsilanti, MI ........       47.29         57.88         740,684           4.38
BlueLinx -- National City, CA ....       80.91         98.92         669,600           7.20
BlueLinx -- Englewood, CO ........       97.79        122.23         687,210          10.00
BlueLinx -- Independence, KY .....       32.47         40.59         656,568           3.25
BlueLinx -- Bridgeton, MO ........       33.71         47.48         577,500           3.00
BlueLinx -- Beaverton, OR ........       55.15         68.94         578,424           5.50
BlueLinx -- N. Kansas City, MO ...       24.31         30.38         586,708           2.50
BlueLinx -- Tampa, FL ............       49.98         62.47         571,473           5.25
BlueLinx -- Denville, NJ .........       33.58         41.97         551,469           3.86
BlueLinx -- Woodinville, WA ......       58.72         74.33         444,820           5.75
BlueLinx -- Denver, CO ...........       39.33         53.08         395,640           3.50
BlueLinx -- Miami, FL ............       42.24         53.47         437,189           4.25
BlueLinx -- Riverside, CA ........       43.15         70.24         366,301           3.84
BlueLinx -- Houston, TX ..........       25.61         31.62         473,475           3.00
BlueLinx -- Erwin, TN ............       24.30         30.38         382,673           2.50
BlueLinx -- Maple Grove, MN ......       34.66         43.32         431,052           4.15
BlueLinx -- Pensacola, FL ........       32.36         38.95         323,532           3.00
BlueLinx -- Elkhart, IN ..........       18.91         23.06         411,750           2.25
BlueLinx -- Tulsa, OK ............       21.63         27.04         358,750           2.50
BlueLinx -- Midfield, AL .........       24.89         31.11         371,250           3.00
BlueLinx -- Newtown, CT ..........       26.82         33.52         322,500           2.84
BlueLinx -- Nashville, TN ........       29.67         36.63         277,750           2.75
BlueLinx -- Charlotte, NC ........       30.90         48.18         262,570           2.75
BlueLinx -- Allentown, PA ........       34.94         43.67         311,250           3.75
BlueLinx -- San Antonio, TX ......       29.23         36.54         285,693           3.00
BlueLinx -- Richmond, VA .........       31.49         38.10         335,960           4.00
BlueLinx -- New Stanton, PA ......       34.60         43.26         267,015           3.50

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------
                           BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

                        PROPERTY INFORMATION -- CONTINUED

                                                                                 CUT-OFF DATE   APPRAISED                 POTENTIAL
                                       ALLOCATED    YEAR BUILT /      TOTAL         BALANCE       VALUE      POTENTIAL       RENT
PROPERTY NAME                         LOAN AMOUNT     RENOVATED    SQUARE FEET        PSF          PSF          RENT         PSF
-------------                        ------------   ------------   -----------   ------------   ---------   -----------   ---------

BlueLinx -- Albuquerque, NM ......      2,607,000      1972/NA         65,430        39.84         50.44        261,720      4.00
BlueLinx -- Yaphank, NY ..........      2,560,000      1974/NA         81,972        31.23         39.04        266,409      3.25
BlueLinx -- Portland, ME .........      2,424,000      1968/NA         51,918        46.69         58.36        246,611      4.75
BlueLinx -- Memphis, TN ..........      2,383,438      1973/NA         98,197        24.27         29.53        220,943      2.25
BlueLinx -- Shelburne, VT ........      2,361,600      1972/NA         62,250        37.94         46.27        280,125      4.50
                                                       1977 &
BlueLinx -- Fargo, ND ............      2,280,000      1987/NA         81,598        27.94         34.93        272,619      3.34
BlueLinx -- Shreveport, LA .......      2,251,800      1970/NA        132,100        17.05         21.04        264,200      2.00
BlueLinx -- Lake City, FL ........      2,240,000    1968/1998        106,027        21.13         26.41        238,561      2.25
BlueLinx -- Little Rock, AR ......      2,176,000    1962/1976         92,300        23.58         29.47        230,750      2.50
BlueLinx -- Virginia Beach, VA ...      2,128,000      1972/NA         64,024        33.24         41.55        240,090      3.75
BlueLinx -- Tallmadge, OH ........      2,060,000      1975/NA         77,000        26.75         33.44        231,000      3.00
BlueLinx -- Eagan, MN ............      1,944,000      1970/NA         64,080        30.34         37.45        237,096      3.70
BlueLinx -- Springfield,MO .......      1,861,400      1972/NA         98,402        18.92         23.07        221,405      2.25
BlueLinx -- Sioux Falls, SD ......      1,720,000      1973/NA         63,714        27.00         33.74        201,015      3.15
BlueLinx -- El Paso, TX ..........      1,530,900      1970/NA         65,500        23.37         28.85        180,125      2.75
BlueLinx -- Des Moines, IA .......      1,524,700      1969/NA         58,920        25.88         32.76        153,192      2.60
BlueLinx -- Harlingen, TX ........      1,482,300      1977/NA         87,100        17.02         21.01        174,200      2.00
BlueLinx -- Grand Rapids, MI .....      1,360,800      1976/NA         91,731        14.83         18.31        160,529      1.75
BlueLinx -- Charleston, SC .......      1,360,000      1975/NA         40,252        33.79         42.23        143,297      3.56
BlueLinx -- Wausau, WI ...........      1,312,000      1973/NA         50,530        25.96         32.46        151,590      3.00
BlueLinx -- Lubbock, TX ..........      1,240,000      1964/NA         71,721        17.29         21.61        143,442      2.00
BlueLinx -- Pearl, MS ............        948,000      1967/NA         37,050        25.59         32.39         92,625      2.50
                                     ------------                   ---------       ------        ------    -----------     -----
TOTAL/AVERAGE ....................   $295,000,000                   9,003,865       $32.76        $41.36    $30,072,510     $3.34

                              TENANT INFORMATION(1)

                                       % OF      RENT     POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                          TOTAL SF   PSF(2)      RENT           RENT      EXPIRATION
----------------------------------   --------   ------   -----------   -----------   ----------

BlueLinx Holdings, Inc. ..........    100.0%    $ 3.34   $30,072,510     100.0%       6/8/2021
                                      -----              -----------     -----
TOTAL ............................    100.0%             $30,072,510     100.0%

(1)  Information obtained from underwritten rent roll unless otherwise stated.
     Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Represents the weighted average rent per square foot of the BlueLinx
     Holdings Portfolio Mortgaged Properties.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

MASTER LEASE: Each BlueLinx Holdings Portfolio borrower (the "Borrower") entered into a 15-year triple net lease for its applicable BlueLinx Holdings Portfolio
Mortgaged Property (the "Master Lease") with BlueLinx Corporation, an affiliate of the Borrower and the operating subsidiary of BlueLinx Holdings Inc.
("BlueLinx Holdings") (NSYE:"BXC"). The Master Lease rent of $3.34/square foot is based upon a weighted average market triple net leased rent (as determined by the appraiser) of all of the BlueLinx Holdings Portfolio Mortgaged Properties.
The Master Lease is subject to and subordinate to the BlueLinx Holdings
Portfolio Loan.

BLUELINX CORPORATION occupies 100.0% of the total net rentable square feet of the BlueLinx Holdings Portfolio Mortgaged Properties. Each BlueLinx Holdings
Portfolio Mortgaged Property is owned by a single-purpose, bankruptcy-remote, limited liability company which was formed to own, finance and operate the applicable BlueLinx Holdings Portfolio Mortgaged Property. In general, each
BlueLinx Holdings Portfolio Mortgaged Property consists of three primary components: (i) the main office/warehouse/distribution center buildings, (ii)
shed space and (iii) the land. The office/warehouse/distribution space at each
BlueLinx Holdings Portfolio Mortgaged Property ranges from approximately 37,000 square feet to 850,000 square feet. The shed space at each BlueLinx Holdings
Portfolio Mortgaged Property averages approximately 34,437 square feet and the land averages approximately 18.4 acres.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The BlueLinx Holdings Portfolio loan ("BlueLinx Holdings Portfolio Loan")
     is a $147.5 million ten-year fixed rate loan secured by a first priority mortgage on a portfolio of 57 distribution facilities and one office property. The BlueLinx Holdings Portfolio Loan is interest-only for the initial 60 months and then amortizes on a 360-month schedule. The BlueLinx
     Holdings Portfolio Loan matures on July 1, 2016 and accrues interest at an annual rate of 6.350%.

o    The BlueLinx Holdings Portfolio Loan is pari passu with the BlueLinx
     Holdings Portfolio Companion Loan. The BlueLinx Holdings Portfolio
     Companion Loan had an original principal amount of $147,500,000 and is not an asset of the trust. The BlueLinx Holdings Portfolio Loan and the
     BlueLinx Holdings Portfolio Companion Loan are governed by an intercreditor and servicing agreement and will be serviced to pursuant to the terms of a pooling and servicing agreement relating to Wachovia Bank Commercial
     Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series
     2006-C27, as described under "Servicing of the Mortgage Loans" in the prospectus supplement.

THE BORROWER AND SPONSOR:

o    The Borrowers of the BlueLinx Holdings Portfolio Loan are 58 single-purpose bankruptcy-remote entities each owning one BlueLinx Holdings Portfolio
     Mortgaged Property. Each Borrower is a Delaware limited liability company with at least two independent directors for which a non-consolidation opinion was delivered at closing.

o    BlueLinx Holdings was the in-house distribution division of Georgia-Pacific
     Corporation until May 2004 when it was acquired by the private equity firm
     Cerberus Capital Management, L.P. ("Cerberus") and selected members of the
     Cerebus management team. After establishing the operating and branding strategy of the stand alone entity, BlueLinx Holdings was taken public in
     December of 2004 at $13.50 per share with a 10.9 million share offering .
     As of August 8, 2006, BlueLinx Holdings had a total market capitalization of approximately $333.15 million, with 30.65 million shares outstanding. As of February 15, 2006, BlueLinx Holdings employed approximately 3,600 persons on a full-time basis. As of the fiscal year ended December 31,
     2005, BlueLinx Holdings reported net income of $44.6 million and EBITDA of
     $134.25 million.

o    BlueLinx Holdings, operating through its wholly-owned subsidiary, BlueLinx
     Corporation, currently distributes over 10,000 products to approximately
     12,000 customers through its network of more than 65 warehouses and additional third-party operated warehouses. BlueLinx Holdings' customers include building materials dealers, industrial users of building products, manufactured housing builders and home improvement centers. BlueLinx
     Holdings purchases products from over 750 vendors and serves as a national distributor for a number of its suppliers. BlueLinx Holdings distributes products through its owned fleet of over 900 trucks and over 1,200 trailers, as well as by common carrier.

THE MORTGAGED PROPERTY:

o    The BlueLinx Holdings Portfolio Mortgaged Property consists of fee simple interests in 57 industrial properties and one office property for a total of 9,003,865 square feet in 36 states. Thirty-three of the BlueLinx
     Holdings Portfolio Mortgaged Properties are located east of the Mississippi
     River, reflecting the greater population density in the eastern third of the United States. Six of the BlueLinx Holdings Portfolio Mortgaged
     Properties are located in the state of Texas, five in Florida and four in
     California. BlueLinx Holdings maintains a large presence in these markets in order to serve the substantial construction activity in each. The
     BlueLinx Holdings Portfolio Mortgaged Properties were built between 1960 and 1997 and range in size from 37,050 to 850,000 square feet. The vast majority of the BlueLinx Holdings Portfolio Mortgaged Properties are
     located in close proximity to major rail lines which serve as the primary means of transportation for the inventory stored in BlueLinx Holdings'
     warehouse facilities.

o    The Borrowers are generally required at their sole cost and expense to keep the BlueLinx Holdings Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    The portfolio is self-managed by BlueLinx Corporation, an affiliate of the borrower.

RELEASE:

o    The Borrower may obtain the release of a BlueLinx Holdings Portfolio
     Mortgaged Property or properties, subject to the satisfaction of certain conditions set forth in the BlueLinx Holdings Portfolio Loan documents, including, but not limited to: (1) delivery of (A) defeasance collateral sufficient to defease a portion of the BlueLinx Holding Portfolio Loan equal to the applicable release price or (B) cash equal to the applicable release price, together with the Yield Maintenance Premium (as defined in the BlueLinx Holdings Portfolio Loan documents) and (2) that the Lease
     Coverage Ratio (as defined below) is not less than the greater of (a) 90%
     of the BlueLinx Holdings Portfolio Loan closing date Lease Coverage Ratio and (b) 75% of the Lease Coverage Ratio for all of the individual BlueLinx
     Holdings Portfolio Loan Mortgaged Properties immediately prior to the release date. The release price is an amount equal to (1) 125% of the
     Allocated Loan Amount with respect to (A) the property located in
     Englewood, Colorado and (B) any other BlueLinx Holdings Portfolio Mortgaged
     Property that contains more than 200,000 square feet of main distribution space or (2) with respect to any BlueLinx Holdings Portfolio Mortgaged
     Property that contains 200,000 square feet or less, if the remaining principal balance of the BlueLinx Holdings Portfolio Whole Loan after the release is (a) from $295,000,000 to and including $265,500,000, then 100%
     of the related Allocated Loan Amount or (b) less than $265,000,000, then
     110% of the related Allocated Loan Amount. "Lease Coverage Ratio" means a ratio in which (i) the numerator is the tenant's EBITDAR as stated on the tenant's four most recent quarterly financial statements delivered to the borrower for the trailing 12 month period prior to the applicable calculation date and (ii) the denominator is the fixed rent for the trailing 12 month period immediately prior to the applicable calculation date.

SUBSTITUTION:

o    The Borrower is permitted to substitute an individual BlueLinx Holdings
     Portfolio Mortgaged Property of the same type of collateral (warehouse or distribution center), subject to the satisfaction of certain conditions set forth in the BlueLinx Holdings Portfolio Loan documents, including, but not limited to (1) the aggregate of the substituted individual BlueLinx
     Holdings Portfolio Mortgaged Properties may not have an allocated loan amount that is greater than 30% of the original BlueLinx Holdings Portfolio
     Whole Loan amount and (2) the appraised value of the new property to be substituted is at least equal to the value of the BlueLinx Holdings
     Portfolio Mortgaged Property being substituted.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           BLUELINX HOLDINGS PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                              MARRIOTT INDIANAPOLIS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                              MARRIOTT INDIANAPOLIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                      Bank of America
LOAN PURPOSE:                     Refinance
ORIGINAL PRINCIPAL BALANCE:       $101,780,000
FIRST PAYMENT DATE:               August 1, 2006
TERM/AMORTIZATION:                120/360 months
INTEREST ONLY PERIOD:             60 months
MATURITY DATE:                    July 1, 2016
EXPECTED MATURITY BALANCE:        $ 95,356,329
BORROWING ENTITY:                 LHO Indianapolis Hotel
                                  One, LLC
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Lockout/Defeasance:
                                  113 payments
                                  Open: 7 payments
UP-FRONT RESERVES:
   TAX RESERVE:                   Yes
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                   Yes
FUTURE MEZZANINE DEBT:            Yes
LOCKBOX:                          Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:             $101,780,000
CUT-OFF DATE LTV:                 70.0%
MATURITY DATE LTV:                65.6%
UNDERWRITTEN DSCR:                1.52x
INTEREST ONLY DSCR:               1.80x
MORTGAGE RATE:                    5.992%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                    Hotel
PROPERTY SUB-TYPE:                Full Service
LOCATION:                         Indianapolis, Indiana
YEAR BUILT/RENOVATED:             2001/NAP
NO. OF KEYS:                      615
CUT-OFF BALANCE PER KEY:          $165,496
OCCUPANCY AS OF MARCH 31, 2006:   72.5%
OWNERSHIP INTEREST:               Leasehold
PROPERTY MANAGEMENT:              White Lodging Services
                                  Corporation
UNDERWRITTEN NET CASH FLOW:       $11,120,001
APPRAISED VALUE:                  $145,400,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                              MARRIOTT INDIANAPOLIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                   FULL YEAR     FULL YEAR   TRAILING 12
                                 (12/31/2004)  (12/31/2005)  (03/31/2006)  UNDERWRITTEN
                                 -----------   -----------   -----------   ------------

Effective Gross Income .......   $41,038,191   $42,871,559   $42,990,802    $43,924,274
Total Expenses ...............   $29,531,898   $30,307,812   $30,178,153    $31,047,302
Net Operating Income (NOI) ...   $11,506,293   $12,563,747   $12,812,649    $12,876,971
Cash Flow (CF) ...............   $10,275,147   $11,277,600   $11,421,339    $11,120,001
DSCR on NOI ..................          1.57x         1.72x         1.75x          1.76x
DSCR on CF ...................          1.40x         1.54x         1.56x          1.52x

--------------------------------------------------------------------------------
                             OPERATIONAL STATISTICS
--------------------------------------------------------------------------------

                                   2003      2004      2005    UNDERWRITTEN
                                 -------   -------   -------   ------------

Average Daily Rate ...........   $142.49   $147.60   $146.41     $151.96
Occupancy ....................      71.7%     71.2%     72.7%       72.5%
RevPAR .......................   $102.17   $105.14   $106.48     $110.23
Penetration Rate(1)...........     126.6%    122.5%    123.5%        NAP

(1)  RevPar Penetration Rate based on a December 31, 2005 Smith Travel Research
     Report.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                              MARRIOTT INDIANAPOLIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Marriott Indianapolis Mortgage Loan is a $101.78 million, ten-year fixed rate loan secured by a first mortgage on a full service Marriott hotel located in Indianapolis, Marion County, Indiana. The Marriott
     Indianapolis Loan is interest only for the first five years of the loan term, matures on July 1, 2016 and accrues interest at an annual rate of
     5.992%.

THE BORROWER:

o    The Marriott Indianapolis Borrower is LHO Indianapolis Hotel One, LLC, a
     Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent manager for which the Marriott
     Indianapolis Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 1% by LHO Indianapolis Hotel One MM, LLC as the Managing Member and 99% by LaSalle Hotel Operating Partnership,
     L.P., the borrower principal. Equity ownership in LaSalle Hotel Operating
     Partnership, L.P. is held by LaSalle Hotel Properties.

o    LaSalle Hotel Properties, a real estate investment trust based in Bethesda,
     Maryland, engages in the purchase, ownership and lease of upscale and luxury hotels located in convention, resort and urban business markets in the United States. LaSalle Hotel Properties currently owns interests in 27 hotels containing a total of approximately 8,500 rooms located in 11 states and the District of Columbia. As of the fiscal year ended December 31,
     2005, LaSalle Hotel Properties reported revenue of approximately $394.6 million, net income of $35.4 million and stockholder equity of $811.1 million.

THE MORTGAGED PROPERTY:

o    The Marriott Indianapolis Mortgaged Property consists of a sub-leasehold interest in a 615-room full service Marriott hotel built in 2001. The
     18-story improvements are situated on 2.30 acres. The room mix is 215 kings, 372 double/doubles and 28 suites.

o    Room furnishings include a fully-wired work station with a desk and chair, lounge chair, dresser, night tables and lamps. Room amenities include remote control cable television, two telephone lines and high-speed
     Internet access. The Marriott Indianapolis Mortgaged Property amenities include a business center, fitness center, meeting and banquet rooms containing 38,194 square feet, two full service restaurants and lounges, coffee shop, gift shop and newsstand, indoor pool and spa, laundry valet, laundry facilities and 24-hour room service.

o    The Marriott Indianapolis Mortgaged Property is located in downtown
     Indianapolis adjacent to the State Capitol Building. The Marriott
     Indianapolis Mortgaged Property is connected via a climate-controlled skywalk to the Indiana State Convention Center, the RCA Dome and the Circle
     Centre Mall. The Circle Centre Mall is anchored by Nordstrom and Parisian, and is home to more than 100 specialty shops and stores.

o    The Marriott Indianapolis Borrower is generally required at its sole cost and expense to keep the Marriott Indianapolis Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    White Lodging Services Corporation manages the Marriott Indianapolis
     Mortgaged Property. White Lodging Services Corporation, founded in 1985 and headquartered in Merrillville, Indiana, currently manages 108 hotels, of which 89 are Marriott family hotels, 26 are located in Indiana and nine are located in the Indianapolis area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    A constituent party or parties of the Marriott Indianapolis Borrower (other than any such constituent party which is required to be a single purpose, bankruptcy remote entity) is permitted to incur mezzanine financing secured by a pledge of 100% of the direct or indirect equity ownership interest in the Marriott Indianapolis Borrower held by the mezzanine borrower provided the Marriott Indianapolis Borrower obtains the mortgagee's approval, which is at the mortgagee's sole discretion, and, if requested by the mortgagee, confirmation by the rating agencies.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             MARRIOTT INDIANAPOLIS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                   MESA MALL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                   MESA MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
SELLER:                          Bank of America
LOAN PURPOSE:                    Refinance
ORIGINAL PRINCIPAL BALANCE:      $87,250,000
FIRST PAYMENT DATE:              July 1, 2006
TERM/AMORTIZATION:               120/0 months
INTEREST ONLY PERIOD:            120 months
MATURITY DATE:                   June 1, 2016
EXPECTED MATURITY BALANCE:       $87,250,000
BORROWING ENTITY:                SM Mesa Mall, LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/Defeasance:
                                 113 payments
                                 Open: 7 payments
FUTURE MEZZANINE DEBT:           Yes
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $87,250,000
CUT-OFF DATE LTV:                77.3%
MATURITY DATE LTV:               77.3%
UNDERWRITTEN DSCR:               1.33x
MORTGAGE RATE:                   5.794%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Retail
PROPERTY SUB-TYPE:               Anchored
LOCATION:                        Grand Junction, Colorado
YEAR BUILT/RENOVATED:            1979/2004
NET RENTABLE SQUARE FEET:        560,264
CUT-OFF BALANCE PSF:             $156
OCCUPANCY AS OF JULY 24, 2006:   91.5%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Macerich Management Company
UNDERWRITTEN NET CASH FLOW:      $6,817,261
APPRAISED VALUE:                 $112,800,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                   MESA MALL
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                          FULL YEAR      FULL YEAR      FULL YEAR
                                        (12/31/2003)   (12/31/2004)   (12/31/2005)   UNDERWRITTEN
                                        ------------   ------------   ------------   ------------

Effective Gross Income ..............    $8,831,444     $9,417,243     $10,661,715    $10,569,821
Total Expenses ......................    $3,074,563     $3,133,330     $ 3,251,420    $ 3,384,700
Net Operating Income (NOI) ..........    $5,756,881     $6,283,913     $ 7,410,295    $ 7,185,121
Cash Flow (CF) ......................    $5,756,881     $6,283,913     $ 7,410,295    $ 6,817,261
DSCR on NOI .........................          1.12x          1.23x           1.45x          1.40x
DSCR on CF ..........................          1.12x          1.23x           1.45x          1.33x

                              TENANT INFORMATION(1)

                                          RATINGS       TOTAL       % OF      RENT   POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF     PSF      RENT         RENT      EXPIRATION
-------------------------------------   -----------   ---------   --------   -----   ---------   -----------   ----------

Sears(2) ............................     Ba1/BB+       88,556      15.8%    $2.30    $204,003       3.2%      10/31/2030
Herberger's .........................      B2/B+        72,279      12.9     $4.75     343,325       5.4       01/31/2007
Sutherlands Lumber Home Center ......    Not Rated      60,000      10.7     $2.60     156,000       2.5       04/30/2010
Gart Sports .........................       NR/B        34,599       6.2     $8.25     285,442       4.5       01/31/2007
                                                       -------      ----              --------      ----
TOTAL ...............................                  255,434      45.6%             $988,770      15.7%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Includes 11,909 square feet of the Sears Service Center expiring on October
     31, 2029.

                           LEASE ROLLOVER SCHEDULE(1)

                       # OF LEASES   EXPIRING   % OF TOTAL   CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION       EXPIRING       SF          SF        TOTAL SF    % OF TOTAL SF    EXPIRING
--------------------   -----------   --------   ----------   ----------   -------------   ----------

2006 ...............         2          2,492       0.4%         2,492          0.4%              --
2007 ...............        16        159,337      28.4        161,829         28.9%      $1,439,248
2008 ...............         5         16,093       2.9        177,922         31.8%         320,340
2009 ...............        11         25,336       4.5        203,258         36.3%         609,444
2010 ...............        11         83,431      14.9        286,689         51.2%         626,270
2011 ...............         8         24,473       4.4        311,162         55.5%         657,707
2012 ...............         6         19,707       3.5        330,869         59.1%         343,749
2013 ...............         5         12,899       2.3        343,768         61.4%         285,889
2014 ...............         4         12,818       2.3        356,586         63.6%         219,104
2015 ...............         3          6,326       1.1        362,912         64.8%         189,742
2016 ...............         8         27,556       4.9        390,468         69.7%         438,046
2019 ...............         1          4,817       0.9        395,285         70.6%          87,996
2029 ...............         1         11,909       2.1        407,194         72.7%          25,495
2030 ...............         1         76,647      13.7        483,841         86.4%         178,508
MTM ................        14         29,524       5.3        513,365         91.6%         118,522
Vacant .............        --         46,899       8.4        560,264        100.0%         775,435
                           ---        -------     -----                                   ----------
TOTAL ..............        96        560,264     100.0%                                  $6,315,494

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                    MESA MALL
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 45.6% of the total net rentable square feet, are:

o    SEARS (NASDAQ: "SHLD") (rated "Ba1" by Moody's and "BB+" by S&P) occupies a total of 88,556 square feet (15.8% of square feet, 3.2% of rental income)
     under two 50-year leases, of which one for 76,647 square feet (main store)
     expires on October 31, 2030 and one for 11,909 square feet (service center)
     expires on October 31, 2029. The current blended rental rate per square foot of $2.30 is constant during the initial lease terms. There are no options to renew the leases. Sears is also required to pay percentage rent equal to 2.5% of sales in excess of the annual rent multiplied by 40 and up to $9,000,000, 2.0% of sales in excess of $9,000,000 and up to $10,000,000 and 1.5% of sales in excess of $10,000,000 and up to $17,000,000. No percentage rent will be paid on any sales in excess of $17,000,000. Sears
     Holdings Corporation operates as a retailer in the United States and
     Canada. Sears operates full-line stores that offer an array of products, including home appliances, consumer electronics, tools, fitness, lawn and garden equipment, automotive services and products, such as tires and batteries, and home fashion products, as well as apparel, footwear, health, beauty, pantry, household products and toys. The Kmart segment operates stores that offer general merchandise, including products sold under labels, such as Jaclyn Smith, Joe Boxer and Martha Stewart Everyday, as
     well as in-store pharmacies. Sears operates approximately 3,900 full-line and specialty retail stores in the United States and Canada and employs approximately 355,000 people. As of the fiscal year ended January 28, 2006,
     Sears Holdings Corporation reported revenue of approximately $49.1 billion, net income of $858.0 million and stockholder equity of $11.6 billion.

o    HERBERGER'S (Bon-Ton Stores, NASDAQ: "BONT") (rated "B2" by Moody's and
     "B+" by S&P) occupies 72,279 square feet (12.9% of square feet, 5.4% of rental income) under a 16-year lease expiring on January 31, 2007. The current rental rate per square foot of $4.75 increases 5.5% every five lease years. There are four five-year options to renew the lease.
     Herberger's is also required to pay percentage rent equal to 2.5% of sales in excess of $11,444,000. Herberger's operates more than 40 department stores located throughout the Midwest. Herberger's offers an assortment of apparel and accessories for men, women, teens and children. Selections include both famous designers and the Herberger's own exclusive collections. Herberger's is an operating division of Bon-Ton Stores.
     Bon-Ton Stores operates 279 stores located in 23 states under the Bon-Ton,
     Bergner's, Boston Store, Carson Pirie Scott, Elder-Beerman, Herberger's and
     Younkers brand names. Bon-Ton Stores employs approximately 33,500 people.
     As of the fiscal year ended January 28, 2006, Bon-Ton Stores reported revenue of approximately $1.3 billion, net income of $26.0 million and stockholder equity of $292.1 million.

o    SUTHERLANDS LUMBER AND HOME IMPROVEMENT CENTER (not rated) occupies 60,000 square feet (10.7% of square feet, 2.5% of rental income) under a five-year lease renewal period expiring on April 30, 2010. The current rental rate per square foot of $2.60 remains constant during the remaining lease period. There are two five-year options remaining to renew the lease with the rental rate increasing by approximately 9% for each renewal period.
     Sutherlands Lumber and Home Improvement Center is also required to pay percentage rent equal to 1.0% of sales in excess of $12,000,000.
     Sutherlands Lumber and Home Improvement Center operates approximately 60 home improvement stores located in 15 states.

o    GART SPORTS (not rated by Moody's and rated "B" by S&P) occupies 34,599 square feet (6.2% of square feet, 4.5% of rental income) under a ten-year lease expiring on January 31, 2007. The current rental rate per square foot of $8.25 is constant during the remaining lease term and during the two five-year option periods. Gart Sports is also required to pay percentage rent equal to 3.0% of sales in excess of $6,500,000. On August 4, 2003,
     Sports Authority and Gart Sports, the largest and second largest sporting goods retailers, merged to create the nation's largest full-line sporting goods chain. The combined company operates approximately 400 stores located in 45 states under the Sports Authority and Gart Sports brand names.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                    MESA MALL
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Mesa Mall Mortgage Loan is an $87.25 million, ten-year fixed rate loan secured by a first mortgage on a regional mall located in Grand Junction,
     Mesa County, Colorado. The Mesa Mall Mortgage Loan is interest only for the entire loan term, matures on June 1, 2016 and accrues interest at an annual rate of 5.794%.

THE BORROWER:

o    The Mesa Mall Borrower is SM Mesa Mall, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent managers for which the Mesa Mall Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by SDG
     Macerich Properties, L.P., a Delaware limited partnership. Through a series of intermediate ownership levels, equity ownership is eventually held 50%
     each by Simon Property Group, L.P. and The Macerich Partnership.

o    Simon Property Group, Inc. ("Simon") (NYSE: "SPG") (rated "BBB+" by Fitch and "A-" by S&P), the largest publicly traded real estate investment trust in North America, is engaged in the ownership, operation, leasing, management, acquisition, expansion and development of real estate properties, primarily regional malls, outlet centers and community shopping centers. Simon owns or holds an interest in 296 properties consisting of
     172 regional malls, 30 outlet centers, 71 community shopping centers and 23 other properties containing a total of approximately 200 million square feet located in 39 states and Puerto Rico. Simon also has interests in 12 parcels of land held in the United States for future development, 51
     European shopping centers located in France, Italy, Poland and Portugal, four outlet centers located in Japan, one outlet center located in Mexico and one community shopping center located in Canada. Simon provides leasing, management and development services to its properties. Simon employs approximately 3,000 people. As of the fiscal year ended December
     31, 2005, Simon reported revenue of approximately $3.2 billion, net income of $475.7 million and stockholder equity of $4.3 billion.

o    The Macerich Company ("Macerich") (NYSE: "MAC") (not rated) is a real estate investment trust engaged in the acquisition, ownership, development, redevelopment, management and leasing of regional malls and community shopping centers. Macerich owns or holds an interest in 98 properties consisting of 76 regional malls, 20 community shopping centers and two development/redevelopment projects containing a total of approximately 80 million square feet located throughout the United States. Macerich employs approximately 4,500 people. As of the fiscal year ended December 31, 2005,
     Macerich reported revenue of approximately $767.4 million, net income of
     $71.7 million and stockholder equity of $827.1 million.

THE MORTGAGED PROPERTY:

o    The Mesa Mall Mortgaged Property consists of a fee simple interest in a regional mall built in 1979 and most recently renovated in 2004. The collateral improvements consist of the Sears, Herberger's and Sutherlands anchor tenant buildings and approximately 100 in-line mall stores containing a total of 560,264 gross leasable square feet situated on 62.01 acres. Tenants over 8,000 square feet are Gart Sports, Colorado West
     Cinemas, Jo-Ann Fabrics, The Gap Outlet and High Desert Martial Arts. The
     additional tenants together occupy 51.9% of the total square feet and contribute 25.8% of the gross potential rental income. Target (116,950 square feet), JC Penney (100,332 square feet) and Mervyn's (75,000 square feet) are not part of the collateral. Including Target, JC Penney and
     Mervyn's, there is a total of 852,546 square feet in the Mesa Mall.

o    The Mesa Mall Mortgaged Property is the only enclosed mall between Denver and Salt Lake City.

o    The Mesa Mall Borrower is generally required at its sole cost and expense to keep the Mesa Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Macerich Management Company manages the Mesa Mall Mortgaged Property.
     Macerich Management Company, founded in 1965 and headquartered in Santa
     Monica, California, currently manages 76 regional malls containing approximately 80 million square feet.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                    MESA MALL
--------------------------------------------------------------------------------

COLLATERAL RELEASES AND SUBSTITUTION:

o    The Mesa Mall Borrower is permitted to, on a one-time basis, obtain a release of the lien of the mortgage encumbering the related Mortgaged
     Property ("Release Property") by substituting therefor another retail property of like kind and quality acquired by the Mesa Mall Borrower (the
     "Substitute Property") upon the satisfaction of the following terms and conditions including, without limitation: (a) the related sponsor or an affiliate controls the Mesa Mall Borrower; (b) no event of default exists
     (other than an event of default which would be cured by the substitution of the Substitute Property); (c) receipt by the mortgagee of a FIRREA appraisal of the Substitute Property dated no more than 180 days prior to the substitution by a national appraisal firm, indicating that the fair market value of the Substitute Property is not less than one hundred ten percent of the greater of (i) the appraised value of the Release Property and (ii) the fair market value of the Release Property as of the date immediately preceding the substitution; (d) the net operating income for the Substitute Property for the four calendar quarters preceding the date of the substitution (in the aggregate) is greater than 115% of the net operating income for the Release Property for the four calendar quarters preceding the date of the substitution (in the aggregate); and (e) the mortgagee will receive confirmation from the rating agencies that such substitution will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Mesa Mall Mortgage Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Mesa Mall Borrower is permitted to incur indebtedness upon satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Mesa Mall Mortgage Loan, results in a maximum loan-to-value ratio greater than 80% and a minimum debt service coverage ratio less than 1.25x;
     and (e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Mesa Mall Mortgage Loan.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                    MESA MALL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                         Bank of America
LOAN PURPOSE:                        Acquisition
ORIGINAL PRINCIPAL BALANCE:          $86,000,000
FIRST PAYMENT DATE:                  August 1, 2006
TERM/AMORTIZATION:                   84/0 months
INTEREST ONLY PERIOD:                84 months
MATURITY DATE:                       July 1, 2013
EXPECTED MATURITY BALANCE:           $86,000,000
BORROWING ENTITY:                    See footnote (1)
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout: 18 payments
                                     GRTR 1% PPMT or
                                     Yield Maintenance:
                                     59 payments
                                     Open: 7 payments
LOCKBOX:                             Soft
--------------------------------------------------------------------------------

(1)  DDR MDT Flatacres Marketcenter LLC; DDR MDT Frisco Marketplace LP; DDR MDT
     Marketplace at Towne Center LP; DDR MDT McKinney Marketplace LP; DDR MDT
     Overland Pointe Martketplace LLC; DDR MDT Shops at Turner Hill LLC; DDR MDT
     Turner Hill Martketplace LLC

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                $86,000,000
CUT-OFF DATE LTV:                    69.9%
MATURITY DATE LTV:                   69.9%
UNDERWRITTEN DSCR:                   1.44x
MORTGAGE RATE:                       6.004%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                       Retail
PROPERTY SUB-TYPE:                   Anchored/Unanchored
LOCATIONS:                           Texas, Colorado,
                                     Georgia, Kansas
YEAR BUILT/RENOVATED:                2000-2004/NAP
NET RENTABLE SQUARE FEET:            785,156
CUT-OFF BALANCE PSF:                 $110
OCCUPANCY AS OF APRIL 4, 2006(1):    100.0%
OWNERSHIP INTEREST:                  Fee/Leasehold
PROPERTY MANAGEMENT:                 Developers Diversified
                                     Realty Corporation
UNDERWRITTEN NET CASH FLOW:          $7,528,865
APPRAISED VALUE:                     $123,000,000
--------------------------------------------------------------------------------

(1)  Developers Diversified Realty Corporation (rated "Baa2" by Moody's and
     "BBB" by S&P) has entered into a Master Lease for 59,753 square feet expiring May 31, 2009. As of April 4, 2006, the DDR Macquarie Portfolio
     Mortgage Loan is 100.0% leased and 92.4% occupied.

                         INDIVIDUAL PROPERTY INFORMATION

                                                       YEAR BUILT/  SQUARE   CUT-OFF DATE  CUT-OFF DATE    APPRAISED   APPRAISED
LOCATIONS                            CITY       STATE   RENOVATED    FEET      BALANCE      BALANCE/SF       VALUE      VALUE/SF
-------------------------------  -------------  -----  -----------  -------  ------------  ------------  ------------  ---------

FlatAcres Market Center .......     Parker        CO     2003/NAP   132,999   $17,514,690     $131.69    $ 25,000,000   $187.97
Frisco Marketplace ............     Frisco        TX     2002/NAP   107,543     7,138,340       66.38      10,400,000     96.71
Marketplace at Town Center ....     Mesquite      TX     2002/NAP   178,925    23,612,241      131.97      33,700,000    188.35
McKinney Marketplace ..........     McKinney      TX     2000/NAP   118,967    13,165,804      110.67      18,800,000    158.03
Overland Pointe Marketplace ...  Overland Park    KS     2002/NAP    83,047     8,540,076      102.83      12,200,000    146.90
Shoppes at Turner Hill ........     Lithonia      GA     2004/NAP    38,700     6,230,716      161.00       8,900,000    229.97
Turner Hill Marketplace .......     Lithonia      GA     2002/NAP   124,975     9,798,134       78.40      14,000,000    112.02
                                                                    -------   -----------     -------    ------------   -------
TOTAL/WTD. AVG. ...............                                     785,156   $86,000,000     $109.53    $123,000,000   $156.66
                                                                    =======   ===========     =======    ============   =======

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                        FULL YEAR      FULL YEAR     ANNUALIZED YTD
                                       (12/31/2004)   (12/31/2005)    (04/30/2006)    UNDERWRITTEN
                                       ------------   ------------   --------------   ------------

Effective Gross Income .............    $8,777,428     $9,907,914      $11,179,149    $11,920,571
Total Expenses .....................    $2,891,986     $3,610,412      $ 3,769,998    $ 3,996,404
Net Operating Income (NOI) .........    $5,885,442     $6,297,502      $ 7,409,151    $ 7,924,167
Cash Flow (CF) .....................    $5,885,442     $6,297,502      $ 7,409,151    $ 7,528,865
DSCR on NOI ........................          1.12x          1.20x            1.42x          1.51x
DSCR on CF .........................          1.12x          1.20x            1.42x          1.44x

                              TENANT INFORMATION(1)

                                   RATINGS       TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT         RENT       EXPIRATION
------------------------------   -----------   ---------   --------   ------   ----------   -----------   ----------

Kohl's .......................     A3/BBB+      173,426      22.1%    $ 6.12   $1,061,973      11.9%      01/31/2021(2)
DDR Master Lease .............     Baa2/BBB      59,753       7.6%    $12.47      744,961       8.3%      05/31/2009
Toys R Us ....................     Caa2/B-       50,000       6.4%    $ 3.20      160,000       1.8%      01/31/2012
Bed, Bath & Beyond ...........      NR/BBB       48,006       6.1%    $10.44      501,072       5.6%      01/31/2013(3)
Best Buy .....................      NR/BBB       45,775       5.8%    $10.81      495,002       5.5%      01/31/2018
                                                -------      ----              ----------      ----
TOTAL ........................                  376,960      48.0%             $2,963,008      33.1%
                                                =======      ====              ==========      ====

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  86,584 square feet of the Kohl's space expires on January 1, 2023.

(3)  23,006 square feet of the Bed, Bath & Beyond space expires on January 31,
     2014.

                           LEASE ROLLOVER SCHEDULE(1)

                      # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF       TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
-------------------   -----------   --------   --------   ----------   -------------   ----------

2005 ..............         1          1,400       0.2%       1,400          0.2%      $   29,932
2006 ..............         3          7,625       1.0        9,025          1.1%          86,410
2007 ..............        10         19,750       2.5       28,775          3.7%         368,174
2008 ..............        19         39,134       5.0       67,909          8.6%         770,299
2009 ..............        25         90,460      11.5      158,369         20.2%       1,386,638
2010 ..............        10         20,902       2.7      179,271         22.8%         396,890
2011 ..............         8         14,705       1.9      193,976         24.7%         252,339
2012 ..............         3         80,015      10.2      273,991         34.9%         519,416
2013 ..............         6        119,146      15.2      393,137         50.1%       1,286,173
2014 ..............         5         77,789       9.9      470,926         60.0%       1,046,979
2015 ..............         4         55,854       7.1      526,780         67.1%         501,438
2016 ..............         2         19,725       2.5      546,505         69.6%         315,881
2017 ..............         1          5,350       0.7      551,855         70.3%         102,506
2018 ..............         1         45,775       5.8      597,630         76.1%         495,002
2021 ..............         1         86,842      11.1      684,472         87.2%         735,552
2023 ..............         1         86,584      11.0      771,056         98.2%         326,422
2024 ..............         1          7,000       0.9      778,056         99.1%         125,020
2025 ..............         1          3,300       0.4      781,356         99.5%          95,007
2049 ..............         1          3,800       0.5      785,156        100.0%         100,016
                          ---        -------     -----                                 ----------
TOTAL .............       103        785,156     100.0%                                $8,940,093
                          ===        =======     =====                                 ==========

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The five largest tenants in the portfolio, representing 48.0% of the total net rentable square feet, are:

o    KOHL'S (NYSE: "KSS") (rated "A3" by Moody's and "BBB+" by S&P) occupies a total of 173,426 square feet (22.1% of square feet, 11.9% of rental income)
     under two 21-year leases, of which one for 86,842 square feet (McKinney
     Marketplace) expires on January 31, 2021 and one for 86,584 square feet
     (Frisco Marketplace) expires on January 1, 2023. The rental rates are constant during the initial lease terms. There are six five-year options to renew both leases with the rental rates increasing 10% for each option period. Kohl's is also required to pay percentage rent at McKinney
     Marketplace equal to 1% of sales in excess of the annual rental. Kohl's operates specialty department stores that sell apparel, footwear, accessories and beauty products for women, men and children, as well as soft home products, such as towels, sheets and pillows, and housewares.
     Kohl's operates 741 stores located in 41 states. As of the fiscal year ended January 28, 2006, Kohl's reported revenue of approximately $13.4 billion, net income of $842.0 million and stockholder equity of $6.0 billion.

o    DEVELOPERS DIVERSIFIED REALTY CORPORATION (NYSE: "DDR") (rated "Baa2" by
     Moody's and "BBB" by S&P) has entered into a Master Lease for 59,753 square feet (7.6% of square feet, 8.3% of rental income) at the subject properties on eleven three-year leases expiring on May 31, 2009. Developers
     Diversified Realty Corporation, a publicly traded real estate investment trust, is the largest owner, operator and developer of shopping centers in the United States and currently owns and manages approximately 500 shopping centers with over 113 million square feet in 44 states and Puerto Rico. As of December 31, 2005, Developers Diversified Realty Corporation reported revenue of approximately $727.2 million, net income of $282.6 million and stockholder equity of $2.6 billion.

o    TOYS R US (rated "Caa2" by Moody's and "B-" by S&P) occupies 50,000 square feet (6.4% of square feet, 1.8% of rental income) under a ten-year lease at
     Turner Hill Marketplace expiring on January 31, 2012. The rental rate is constant during the initial lease term. There are eight five-year options to renew the lease with the rental rate increasing 10% for each option period. Toys R Us is a specialty retailer of toys, children's apparel and baby products. Toys R Us operates 1,469 stores, of which 587 are Toys R Us stores and 232 are Babies R Us stores located in the United States, and 650 are stores located internationally. Toys R Us was purchased in July 2005 for approximately $6.6 billion by an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co. and
     Vornado Realty Trust.

o    BED, BATH & BEYOND (NASDAQ: "BBBY") (not rated' by Moody's and rated "BBB"
     by S&P) occupies a total of 48,006 square feet (6.1% of square feet, 5.6%
     of rental income) under two ten-year leases, of which one for 25,000 square feet (Turner Hill Marketplace) expires on January 31, 2013 and one for
     23,006 square feet (FlatAcres Marketcenter) expires on January 31, 2014.
     The rental rates are constant during the initial lease terms. There are four five-year options to renew both leases with the rental rates increasing $1.00 per square foot for each option period. Bed, Bath & Beyond is also required to pay percentage rent at Turner Hill Marketplace equal to
     3.75% of sales in excess of $5,000,000 and 3.00% of sales from $6,000,000 to $7,000,000. Bed, Bath & Beyond sells an assortment of domestic merchandise, such as bed linens and related items, bath items, kitchen textiles, home furnishings, including kitchen and tabletop items, fine tabletop, basic housewares, general home furnishings, as well as food, giftware, and health and beauty care items. Bed, Bath & Beyond operates 809 stores consisting of 742 Bed, Bath & Beyond stores located in 46 states, the District of Columbia and Puerto Rico, 29 Christmas Tree Shops stores located in eight states and 38 Harmon stores located in three states. As of the fiscal year ended February 25, 2006, Bed, Bath & Beyond reported revenue of approximately $5.8 billion, net income of $572.8 million and stockholder equity of $2.3 billion.

o    BEST BUY (NYSE: "BBY") (not rated by Moody's and rated "BBB" by S&P)
     occupies 45,775 square feet (5.8% of square feet, 5.5% of rental income)
     under a 16-year lease at Turner Hill Marketplace expiring on January 31,
     2018. The current rental rate of $10.81 increases to $11.50 in lease years six to ten and $12.25 for the remainder of the initial lease term. There are three five-year options to renew the lease with the rental rate increasing $1.00 for each option period. Best Buy operates as a specialty retailer of consumer electronics, home-office products, entertainment software, appliances and related services. The company operates retail stores under the Best Buy, Future Shop, Magnolia Audio Video and Geek Squad
     brand names. Best Buy sells televisions, digital cameras, DVD players, digital camcorders, digital broadcast satellite systems, audio products, including MP3 players, home theater audio systems, mobile electronics and accessories, home-office products comprising desktop and notebook computers, telephones, networking and accessories, entertainment software products, including DVDs, video game hardware and software, compact discs, computer software and subscriptions, and appliances. Best Buy also provides computer set-up, repair and installation of mobile electronics services, as well as delivery and installation of appliances and home theater systems.
     Best Buy operates approximately 930 retail stores in the United States and
     Canada. As of the fiscal year ended February 25, 2006, Best Buy reported revenue of approximately $30.8 billion, net income of $1.1 billion and stockholder equity of $5.3 billion.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The DDR Macquarie Portfolio Mortgage Loan is an $86.0 million, seven-year fixed rate loan secured by a first mortgage on a portfolio of seven retail centers located in four states. The DDR Macquarie Portfolio Mortgage Loan is interest only for the entire loan term, matures on July 1, 2013 and accrues interest at an annual rate of 6.004%.

THE BORROWER:

o    The DDR Macquarie Portfolio Borrowers are DDR MDT McKinney Marketplace LP,
     DDR MDT Marketplace at Towne Center LP and DDR MDT Frisco Marketplace LP,
     each a Delaware limited partnership, and DDR MDT Shops at Turner Hill LLC,
     DDR MDT Turner Hill Marketplace LLC, DDR MDT FlatAcres Marketcenter LLC and
     DDR MDT Overland Pointe Marketplace LLC, each a Delaware limited liability company, (individually and collectively, the "DDR Macquarie Portfolio
     Borrower"). The DDR Macquarie Portfolio Borrowers are each single purpose bankruptcy remote entities with at least two independent directors for which each DDR Macquarie Portfolio Borrower's legal counsel has delivered a non-consolidation opinion.

o    Equity ownership in each DDR Macquarie Portfolio Borrower is held 100% by
     DDR MDT Venice Holdings LLC ("MDT"), a Delaware limited liability company and the borrower sponsor.

o    MDT is a joint venture between Developers Diversified Realty Corporation
     ("DDR") and Macquarie Bank Limited. MDT is a listed property trust publicly traded on the Australian Stock Exchange. MDT, formed out of an initial public offering in November 2003 with the acquisition of 11 retail centers from DDR, is focused on the ownership of retail centers located in the
     United States. MDT currently owns 71 properties valued at approximately
     $2.6 billion.

o    Developers Diversified Realty Corporation (NYSE: "DDR") (rated "Baa2" by
     Moody's and "BBB" by S&P) operates as a real estate investment trust. DDR engages in acquiring, developing, redeveloping, owning, leasing and managing shopping centers. The company owns or manages approximately 470 retail properties located in 44 states and Puerto Rico. As of the fiscal year ended December 31, 2005, DDR reported revenue of approximately $727.2 million, net income of $282.6 million and stockholder equity of $2.6 billion.

o    Macquarie Bank Limited (rated "A2" by Moody's and "A" by S&P), an
     Australian bank listed on the Australian Stock Exchange, provides investment, advisory and financial services in select markets around the world. Macquarie Bank Limited has over 450 people located in 16 United
     States offices and an international network of over 8,600 people located in
     24 countries.

THE MORTGAGED PROPERTIES:

o    The DDR Macquarie Portfolio Mortgaged Property consists of a fee simple and/or leasehold interest in a portfolio of seven retail centers located in four states.

o    MARKETPLACE AT TOWN CENTER is an anchored retail center located in
     Mesquite, Dallas County, Texas. Built in 2002, the improvements consist of six one-story buildings containing a total of 178,925 net rentable square feet situated on 20.48 acres. DDR Macquarie Portfolio Mortgaged Property is anchored by Linens 'N Things, Michael's, Pier I Imports and Ross Dress for
     Less, and shadow anchored by Home Depot, Kohl's and Cavenders Boots. The
     DDR Macquarie Portfolio Mortgaged Property is located approximately ten miles east of downtown Dallas.

o    FLATACRES MARKETCENTER is an anchored retail center located in Parker,
     Douglas County, Colorado. Built in 2003, the improvements consist of three one-story buildings containing a total of 132,999 net rentable square feet situated on 17.51 acres of leasehold land. The 60-year ground lease expires in 2062 with one 30-year option to renew. The property is anchored by Gart
     Sports, Bed, Bath & Beyond and Michael's, and shadow anchored by Kohl's.
     The DDR Macquarie Portfolio Mortgaged Property is located approximately 20 miles southeast of downtown Denver.

o    OVERLAND POINTE MARKETPLACE is an anchored retail center located in
     Overland Park, Johnson County, Kansas. Built in 2002, the improvements consist of two one-story buildings containing a total of 83,047 net rentable square feet situated on 8.54 acres. The property is anchored by
     Babies R Us and Golf Galaxy, and shadow anchored by Sam's Club and Home
     Depot. The property is located approximately 13 miles south of downtown
     Kansas City.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

o    TURNER HILL MARKETPLACE is an anchored retail center located in Lithonia,
     DeKalb County, Georgia. Built in 2000 to 2004, the improvements consist of a one-story building containing 124,975 net rentable square feet situated on 14.72 acres. The DDR Macquarie Portfolio Mortgaged Property is anchored by Toys R Us, Best Buy, and Bed, Bath & Beyond, and shadow anchored by
     Sam's Club. The DDR Macquarie Portfolio Mortgaged Property is located approximately 20 miles east of downtown Atlanta.

o    MCKINNEY MARKETPLACE is an anchored retail center located in McKinney,
     Collin County, Texas. Built in 2000, the improvements consist of a one-story building containing 118,967 net rentable square feet situated on
     12.00 acres. The property is anchored by Kohl's and shadow anchored by
     Albertsons. The DDR Macquarie Portfolio Mortgaged Property is located approximately 30 miles north of downtown Dallas.

o    FRISCO MARKETPLACE is an anchored retail center located in Frisco, Collin
     County, Texas. Built in 2003, the improvements consist of a one-story building containing 107,543 net rentable square feet situated on 12.10 acres. The DDR Macquarie Portfolio Mortgaged Property is anchored by
     Kohl's. The property is located approximately 25 miles north of downtown
     Dallas.

o    SHOPPES AT TURNER HILL is an unanchored retail center located in Lithonia,
     DeKalb County, Georgia. Built in 2004, the improvements consist of a one-story building containing 38,700 net rentable square feet situated on
     14.09 acres. The largest tenant is Panera Bread. The DDR Macquarie
     Portfolio Mortgaged Property is located approximately 20 miles east of downtown Atlanta.

o    The DDR Macquarie Portfolio Borrower is generally required at its sole cost and expense to keep the DDR Macquarie Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Developers Diversified Realty Corporation self manages the DDR Macquarie
     Portfolio Mortgaged Property.

COLLATERAL RELEASES AND SUBSTITUTION:

o    On any scheduled payment date following January 1, 2008, the DDR Macquarie
     Portfolio Borrower is permitted to voluntarily prepay a portion of the DDR
     Macquarie Portfolio Mortgage Loan and obtain a release of any individual
     Mortgaged Property (a "Property Release") from the lien of the DDR
     Macquarie Portfolio Mortgage Loan upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing; (b) payment to the mortgagee of an amount equal to 110% of the allocated loan amount for such Mortgaged Property if such release is in connection with a sale to an unaffiliated third party or
     115% of the allocated loan amount for such Mortgaged Property if such release is in connection with a sale to an entity affiliated with the DDR
     Macquarie Portfolio Borrower; (c) the mortgagee will receive confirmation from the rating agencies that such release will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the DDR Macquarie Portfolio
     Mortgage Loan; (d) the debt service coverage ratio with respect to the remaining Mortgaged Properties immediately prior to the release, after giving effect to the proposed release of such Mortgaged Property, will equal or exceed the debt service coverage ratio immediately prior to the proposed Property Release; (e) in no event will more than three individual
     Mortgaged Properties (in the aggregate of all Property Releases) be subject to a Property Release; and (f) in no event will the aggregate allocated loan amount of all Mortgaged Properties released exceed 50% of the original principal balance of the DDR Macquarie Portfolio Mortgage Loan.

o    At any time, the DDR Macquarie Portfolio Borrower is permitted to substitute for any individual Mortgaged Property (a "Property
     Substitution") similar real estate collateral of like kind and quality (the
     "Substitute Property") upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing; (b) the Property Substitution would not (1) be a "significant modification" of the DDR Macquarie Portfolio Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2b or (2) cause the DDR Macquarie Portfolio Mortgage Loan to cease to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue
     Code; (c) the mortgagee will receive confirmation from the rating agencies that such substitution will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the DDR Macquarie Portfolio Mortgage Loan; (d) the appraised value of the Substitute Property will not be less than the greater of (1) the appraised value of the Mortgaged Property subject to the
     Property Substitution or (2) the appraised value of such Mortgaged Property preceding the date of the substitution; (e) the debt service coverage ratio
     (after

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     giving effect to the Property Substitution) will equal or exceed the debt service coverage ratio immediately prior to the Property Substitution; and
     (f) in no event will more than two individual Mortgaged Properties (in the aggregate of all Property Substitution) be subject to a Property
     Substitution and will not exceed 25% of the original principal balance of the DDR Macquarie Portfolio Mortgage Loan provided, however, that a third individual Mortgaged Property may be substituted if the aggregate allocated loan amount of all Mortgaged Properties released does not exceed 50% of the original principal balance of the DDR Macquarie Portfolio Mortgage Loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------
                            DDR MACQUARIE PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           RITZ-CARLTON KEY BISCAYNE
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           RITZ-CARLTON KEY BISCAYNE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                    GACC
LOAN PURPOSE:                   Refinance
ORIGINAL A-1 NOTE PRINCIPAL     $86,000,000
   BALANCE(1):
FIRST PAYMENT DATE:             July 1, 2006
TERM/AMORTIZATION:              120/0 months
INTEREST ONLY PERIOD:           120 months
MATURITY DATE:                  June 1, 2016
EXPECTED MATURITY BALANCE(1):   $86,000,000
BORROWING ENTITY:               GB/JT Hotel Partners, L.P.
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Lockout/Defeasance:
                                113 payments
                                Open: 7 payments
UP-FRONT RESERVES:
  TAX RESERVE:                  Yes
ONGOING MONTHLY RESERVES:
  TAX RESERVE:                  Yes
LOW DSCR RESERVE:               Springing(2)
LOCKBOX:                        Soft
--------------------------------------------------------------------------------

(1)  The Cut-off Date Balance of the Ritz-Carlton Key Biscayne Loan is
     $172,000,000 (the "Ritz-Carlton Key Biscayne Whole Loan") and consists of two pari passu notes, the A-1 Note, which will be deposited into the Trust
     (the "Ritz-Carlton Key Biscayne Loan"), and the A-2 Note, which will not be a part of the Trust (the "Ritz-Carlton Key Biscayne Companion Loan").

(2)  See "Low DSCR Reserve" section below.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE
  BALANCE:                       $172,000,000
NOTE A-1 CUT-OFF DATE BALANCE:   $86,000,000
COMPANION LOAN CUT-OFF DATE
  BALANCE:                       $86,000,000
CUT-OFF DATE LTV(1):             76.8%
MATURITY DATE LTV(1):            76.8%
UNDERWRITTEN DSCR(1):            1.34 x
MORTGAGE RATE:                   6.342%
--------------------------------------------------------------------------------

(1)  Unless otherwise specified, all DSCR, LTV and other calculations with respect to the Ritz-Carlton Key Biscayne Loan are based on the Ritz-Carlton
     Key Biscayne Whole Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                    Hotel
PROPERTY SUB-TYPE:                Full Service
LOCATION:                         Key Biscayne, Florida
YEAR BUILT/RENOVATED:             2001/NAP
NO. OF KEYS(1):                   402
CUT-OFF BALANCE PER KEY:          $427,861
OCCUPANCY AS OF
   JUNE 30, 2006:                 74.1%
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              The Ritz-Carlton Hotel
                                  Company, L.L.C.
 UNDERWRITTEN NET CASH FLOW(2):   $ 14,791,729
 APPRAISED VALUE:                 $224,000,000
--------------------------------------------------------------------------------

(1)  The Ritz-Carlton Key Biscayne Mortgaged Property consists of 302 hotel rooms and 188 residential condominium units owned by third parties. The appraiser, CB Richard Ellis ("CBRE") has determined that, on average, 100 of the 188 condominium units are available hotel room inventory on a nightly basis. Consequently, there are 402 keys that contribute to the cash flow for the Ritz-Carlton Key Biscayne Loan.

(2)  The Underwritten Net Cash Flow includes an approximate $920,105 business interruption insurance claim, the majority of which is based upon losses incurred in connection with hurricane damage that occured in the Fall of
     2005.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           RITZ-CARLTON KEY BISCAYNE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                    FULL YEAR      FULL YEAR         TTM
                                  (12/31/2004)   (12/31/2005)   (06/30/2006)   UNDERWRITTEN
                                  ------------   ------------   ------------   ------------

Effective Gross Income ........   $ 60,528,445   $ 66,972,958   $ 71,006,656   $ 73,655,582
Total Expenses ................   $ 49,305,163   $ 54,277,350   $ 56,304,853   $ 56,837,735
Net Operating Income (NOI)(1) .   $ 11,223,282   $ 13,615,713   $ 15,621,908   $ 17,737,952
Cash Flow (CF)(1) .............   $  9,169,988   $ 10,936,769   $ 12,781,774   $ 14,791,729
DSCR on NOI ...................           1.01x          1.23x          1.41x          1.60x
DSCR on CF ....................           0.83x          0.99x          1.16x          1.34x

(1)  The U/W Net Cash Flow, TTM (June 30, 2006) and Full Year (December 31,
     2005) include an approximate $920,105 business interruption insurance claim, the majority of which is based upon losses incurred in connection with hurricane damage that occured in the Fall of 2005.

                             OPERATIONAL STATISTICS

                                                        TTM
                                    2004      2005    06/2006   UNDERWRITTEN
                                  -------   -------   -------   ------------
Average Daily Rate (ADR) ......   $319.69   $329.92   $347.14      $353.22
Occupancy .....................      67.8%     73.5%     74.1%        75.5%
RevPAR(1) .....................   $216.72   $242.37   $257.09      $266.68
Penetration Rate ..............     118.8%    125.4%    125.9%       130.6%

(1)  RevPAR Penetration Rate is based on December 2005 and June 2006 Smith
     Travel Research reports.

The appraiser, CB Richard Ellis ("CBRE"), provided a 10-year discounted cash flow analysis projection beginning as of April 2006. A summary of that projection is provided below:

             APPRAISAL DISCOUNTED CASH FLOW ANALYSIS INFORMATION(1)

                                   FULL YEAR     FULL YEAR     FULL YEAR     FULL YEAR
                                     (2006)        (2010)        (2012)        (2015)
                                  -----------   -----------   -----------   ------------

Effective Gross Income ........   $76,648,432   $92,699,500   $98,343,320   $107,464,377
Total Expenses ................   $59,286,375   $69,856,125   $74,099,880   $ 80,958,546
Net Operating Income (NOI) ....   $17,362,057   $22,843,375   $24,243,441   $ 26,505,830
DSCR on NOI ...................          1.57x         2.07x         2.19x          2.40x

(1)  All information is from the CBRE appraisal, beginning as of April 2006.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            RITZ-CARLTON KEY BISCAYNE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Ritz-Carlton Key Biscayne Loan is evidenced by a $86,000,000 pari passu
     A-1 Note, dated as of August 1, 2006. The Ritz-Carlton Key Biscayne Loan is
     a ten-year fixed rate loan secured by a first priority mortgage on the fee simple interest in a full service Ritz-Carlton resort hotel located in Key
     Biscayne, Miami-Dade County, Florida. The Ritz-Carlton Key Biscayne Loan is
     the $86,000,000 A-1 Note of the $172,000,000 Ritz-Carlton Key Biscayne
     Whole Loan. The pari passu Ritz-Carlton Key Biscayne Companion Loan is not a part of the trust and is expected to be contributed to a future securitization. The Ritz-Carlton Key Biscayne Loan is interest-only, matures on June 1, 2016, and accrues interest at an annual rate of 6.342%.

o    The Ritz-Carlton Key Biscayne Loan and the Ritz-Carlton Key Biscayne
     Companion Loan are governed by an intercreditor agreement and will be serviced pursuant to the pooling and servicing agreement, as described under "Servicing of the Mortgage Loans" in the prospectus supplement.

THE BORROWER AND SPONSORS:

o    The Ritz-Carlton Key Biscayne borrower, GB/JT Hotel Partners, L.P., a
     Delaware limited partnership, is a single-purpose bankruptcy- remote entity with two independent directors for which a non-consolidation opinion was delivered at closing. Equity ownership is held by a partnership consisting of affiliates of Jamestown Properties Corporation, The Gencom Group and The
     TCC Companies.

o    Jamestown Properties Corporation ("Jamestown") is a real estate investment general partnership formed in 1983 for the purpose of investing in high quality income-producing United States commercial real estate. In 26 partnerships, Jamestown and its affiliates have acquired over $6 billion of assets. In addition to the Ritz-Carlton Key Biscayne, Jamestown currently owns all or a portion of certain New York assets including the General
     Motors Building, One Times Square, 589 Fifth Avenue, 1211 Sixth Avenue,
     1290 Sixth Avenue, 620 6th Avenue, 111 Eighth Avenue, and Chelsea Market.
     Jamestown also owns all or a portion of 125 High Street and One Federal
     Street in Boston, Massachusetts, 4501 N. Fairfax in Arlington, Virginia and
     400 Post Street in San Francisco, California. In Atlanta, Georgia and
     Cologne, Germany, Jamestown employs over 90 individuals who specialize in acquisitions, asset and property management, accounting, taxes, marketing and sales. Jamestown is a repeat sponsor of a Deutsche Bank borrower.

o    The Gencom Group ("Gencom") is a private Miami-based hospitality investment firm led by Karim Jamal Alibhai. Gencom has significant expertise and experience in the hospitality industry, having focused its activities primarily on the acquisition, ownership, development, leasing and management of hotel properties throughout the United States, Canada and
     Mexico. Gencom has invested in more than 100 hotel transactions over the past 17 years with average returns in excess of two times invested capital.
     Gencom is one of the world's largest owners of Ritz-Carlton flagged properties.

o    The TCC Companies ("TCC") is an experienced Miami-based hotel and gaming development and management firm, having developed and operated properties throughout the United States, the Bahamas, the Caribbean, Mexico and South
     America. Founded by partners Sherwood M. Weiser and Donald E. Lefton, TCC began its operations in 1970. Beginning with one hotel on Miami Beach,
     TCC's portfolio has grown to 82 hotels and casinos in 35 states and seven countries with over 17,000 rooms under management and more than $2 billion in total assets.

THE MORTGAGED PROPERTY:

o    The Ritz-Carlton Key Biscayne Mortgaged Property, a 14-story full service
     Ritz-Carlton resort hotel built in 2001, features 302-hotel rooms and 188 residential condominium units owned by third parties, located on approximately 17.65-acres. CBRE has determined that, on average, 100 of the
     188 condominium units are available hotel room inventory on a nightly basis. The Ritz-Carlton Key Biscayne hotel has 235 Standard Rooms, 29
     Standard Rooms-Club Level, 31 One-Bedroom Suites, 6 One-Bedroom Suites-Club
     Level and one Ritz-Carlton Suite.

o    The Ritz-Carlton Key Biscayne Mortgaged Property is one of the only AAA ooooo hotel resorts in Southern Florida. Since opening in 2001, the
     Ritz-Carlton Key Biscayne Mortgaged Property has provided guests with world class amenities, including a 20,000 square foot spa (which received the
     Conde Nast designation of Best Spa in Miami, #15 in North America, #4 in
     treatments), the largest tennis complex of any Ritz-Carlton, oceanfront dining, championship golf approximately five minutes away, 22,500 square feet of meeting and function space and 1,200 feet of direct beach frontage with extensive beach and pool activities.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            RITZ-CARLTON KEY BISCAYNE
--------------------------------------------------------------------------------

o    The Ritz-Carlton Key Biscayne Mortgaged Property is located on a barrier island, just five miles from downtown Miami, Florida. The Ritz-Carlton Key
     Biscayne was designed to maximize the number of available beach and bay units while providing ample square footage to which Ritz-Carlton guests are accustomed. It is expected that the Ritz-Carlton Key Biscayne Mortgaged
     Property will continue to benefit from significant barriers to entry in the surrounding markets, in particular the lack of available land on the island of Key Biscayne.

o    The 188 condominium units are comprised of 113 studios, 68 one bedroom units and 7 two bedroom units. Each condominium unit incorporates the
     Ritz-Carlton Key Biscayne design so as to ease transition from inclusion in the hotel room inventory to individual ownership. For example, the two bedroom condominium units consist of a standard one bedroom plus a lockout studio unit, which allows for inclusion either in the 2-bedroom or the one-bedroom hotel room inventories. Additionally, all condominium units were sold fully furnished so as to conform to the standards of the
     Ritz-Carlton brand. The condominium units at the Ritz-Carlton Key Biscayne
     Mortgaged Property receive the same quality of service and maintenance as provided to the Ritz-Carlton Key Biscayne hotel. The condominium units subject to the voluntary rental programs described below are individually owned but are managed by the Ritz-Carlton Key Biscayne property mananger.

o    Approximately 88% of the condominium units are contributed to one of two voluntary rental programs, enabling these units to be included in the available hotel room inventory. Under the "guaranteed program", the
     Ritz-Carlton Key Biscayne hotel enters into a lease agreement with the condominium unit owner whereby the Ritz-Carlton Key Biscayne hotel has the right to include such condominium unit in the available hotel room inventory for all but 8-weeks per year. The lease provides a fixed fee, ranging from $60 to $120 per night with an average of $80.47 per night, for the use of the condominium units with all excess proceeds accruing to the benefit of the Ritz-Carlton Key Biscayne hotel. During the 8-weeks of use by the condominium unit owner, the Ritz-Carlton Key Biscayne hotel receives a service charge. Under the "flexible program", owners are able to offer their condominium units for inclusion in the available hotel room inventory with limited advance notice. In such case, the gross proceeds of any rental, net of a 10% service fee payable to the Ritz-Carlton Key Biscayne property manager, will be divided equally between the condominium unit owner and the Ritz-Carlton Key Biscayne hotel.

PROPERTY MANAGEMENT:

o    The Ritz-Carlton Key Biscayne Mortgaged Property is managed by The
     Ritz-Carlton Hotel Company, L.L.C.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

LOW DSCR RESERVE:

o    The Ritz-Carlton Key Biscayne Loan is structured with in-place cash management. After reserving for FF&E and management fees, the Ritz-Carlton
     Key Biscayne property manager is required to deposit all remaining amounts into a lender controlled account, whereupon after payment of debt service and the funding of ongoing reserves, any excess cash is returned to the borrower unless a Low NCF Period exists. During a Low NCF Period, only 10%
     of the excess cash will be returned to the Ritz-Carlton Key Biscayne borrower and 90% of the excess cash will be deposited into the lender controlled Low DSCR Reserve account to be held as additional collateral for the Ritz-Carlton Key Biscayne. "Low NCF Period" means that period (for which testing may not begin until June 1, 2009) (i) commencing on the payment date following the conclusion of any two consecutive fiscal quarters in which the net cash flow ("NCF") for the Ritz-Carlton Key
     Biscayne Mortgaged Property is less than $11,500,000 and (ii) ending on the day immediately preceding the payment date following the conclusion of any two consecutive fiscal quarters in which the NCF for the Ritz-Carlton Key
     Biscayne Mortgaged Property equals or exceeds $11,500,000, at which time any amounts in the Low DSCR Reserve account will be returned to the Ritz
     Carlton Key Biscayne borrower.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            RITZ-CARLTON KEY BISCAYNE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             GLENDALE FASHION CENTER
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            GLENDALE FASHION CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                    GACC
LOAN PURPOSE:                   Refinance
ORIGINAL PRINCIPAL BALANCE:     $72,000,000
FIRST PAYMENT DATE:             August 1, 2006
TERM/AMORTIZATION:              120/0 months
INTEREST ONLY PERIOD:           120 months
MATURITY DATE:                  July 1, 2016
EXPECTED MATURITY BALANCE:      $72,000,000
BORROWING ENTITY:               Glendale Fashion
                                Associates LLC and
                                Rancho Palisades
                                Holdings LLC
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Lockout/Defeasance:
                                116 payments
                                Open: 4 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:       Yes
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:       Yes
   REPLACEMENT RESERVE(1):      $3,301
   TI/LC RESERVE(2):            $11,003
LOCKBOX:                        Soft
--------------------------------------------------------------------------------

(1)  Monthly deposits into the replacement reserve (the "Replacement Reserve")
     are required until the Replacement Reserve contains $79,224 (the
     "Replacement Cap"). The Replacement Cap shall be eliminated upon (a) a determination that the Glendale Fashion Center Mortgaged Property is not being adequately maintained or (b) the occurrence of an Event of Default
     (as such term is defined in the Glendale Fashion Center loan documents).

(2)  Monthly deposits into the tenant improvement and leasing commission reserve
     (the "TI/LC Reserve") are required until the TI/LC reserve contains
     $366,000 (the "TI/LC Cap"). The TI/LC Cap will be eliminated upon (a) an
     Event of Default, (b) the failure of the Glendale Fashion Center Mortgaged
     Property to maintain an 80% occupancy level or (c) the failure of the
     Glendale Fashion Center Mortgaged Property to maintain a debt service coverage ratio (based on interest only debt service payments, annualized rents in place and the greater of underwritten or trailing 12 month expenses) of at least 1.05x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $72,000,000
CUT-OFF DATE LTV:               80.0%
MATURITY DATE LTV:              80.0%
UNDERWRITTEN DSCR:              1.20x
MORTGAGE RATE:                  6.173%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                  Retail
PROPERTY SUB TYPE:              Anchored
LOCATION:                       Glendale, California
YEAR BUILT/RENOVATED:           2000/NAP
NET RENTABLE SQUARE FEET:       264,062
CUT-OFF BALANCE PSF:            $273
OCCUPANCY AS OF MAY 31, 2006:   100.0%
OWNERSHIP INTEREST:             Fee/Leasehold
PROPERTY MANAGEMENT:            Vestar Properties, Inc.
UNDERWRITTEN NET CASH FLOW:     $ 5,397,394
APPRAISED VALUE:                $90,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             GLENDALE FASHION CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                          FULL YEAR      FULL YEAR           T12
                                        (12/31/2004)   (12/31/2005)   (AS OF 5/31/2006)   UNDERWRITTEN
                                        ------------   ------------   -----------------   ------------

Effective Gross Income ..............    $7,178,534     $7,609,320       $7,709,344        $8,022,600
Total Expenses ......................    $2,017,442     $2,115,139       $2,128,817        $2,453,566
Net Operating Income (NOI) ..........    $5,161,092     $5,494,181       $5,580,527        $5,569,034
Cash Flow (CF) ......................    $5,161,092     $5,494,181       $5,580,527        $5,397,394
DSCR on NOI .........................          1.15x          1.22x            1.24x             1.24x
DSCR on CF ..........................          1.15x          1.22x            1.24x             1.20x

                              TENANT INFORMATION(1)

                                      RATINGS       TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                         MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
---------------------------------   -----------   ---------   --------   ------   ----------   -----------   ----------

Ralph's Grocery(2) ..............    Baa2/BBB-      50,000      18.9%    $28.37   $1,418,317      23.6%       3/31/2025
Nordstrom Rack(3) ...............      Baa1/A       37,140      14.1     $14.40      534,816       8.9        6/15/2010
Ross Dress for Less(4) ..........      NR/BBB       32,100      12.2     $21.50      690,150      11.5        1/31/2011
Barnes & Noble(5) ...............      NR/NR        25,000       9.5     $12.50      312,504       5.2        2/28/2015
Staples, Inc.(6) ................     Baa2/BBB      24,000       9.1     $25.11      602,636      10.0        4/30/2015
                                                   -------      ----              ----------      ----
TOTAL ...........................                  168,240      63.7%             $3,558,423      59.1%

(1)  Information obtained from underwritten rent roll except for ratings
     (Moody's/S&P) unless otherwise stated. Credit ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to "Rent PSF", "Potential Rent", and "% Potential Rent" include base rent only and exclude common area maintenance and reimbursements.

(2)  The Ralph's lease permits the tenant to "go dark," however; the borrower has a termination/recapture right if Ralph's "goes dark" for a continuous period of 9 months and if Ralph's provides a notice of cessation to the
     Glendale Fashion Center Borrower.

(3)  Nordstrom, Inc. has a right to reduce its rent by 50% in the event any three anchor tenant spaces (defined as spaces larger than 20,000 square feet in size) are not continuously open for a 12-month period. If those spaces are not open for another consecutive 360-day period, Nordstrom may elect, within 30 days, to terminate its lease.

(4)  Ross Dress for Less may terminate its lease if for more than 365 consecutive days (a) a supermarket tenant occupying at least 50,000 square feet is not in operation or (b) less than 65% of the Glendale Fashion
     Center's net rentable area (excluding Ross's premises and the supermarket tenant), is not open for business and conducting retail operations. In addition, the tenant may "go dark"; however, the borrower has a termination/recapture right if the tenant notifies the landlord of its intention to cease operations or if the tenant ceases operations for 180 consecutive days without notifying the borrower.

(5)  The Barnes & Noble lease provides that if at least 65% of the leasable square feet of the Glendale Fashion Center is not open for business for more than 12-months, Barnes & Noble may abate its rent. If rent is abated for more than 12 months, Barnes & Noble has the right to terminate its lease.

(6)  The Staples, Inc. lease permits the tenant to "go dark," however; the borrower has a termination/recapture right if the tenant closes for a continuous period of 360 days or more.

                           LEASE ROLLOVER SCHEDULE(1)

                                # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION                EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
-----------------------------   -----------   --------   --------   ----------   -------------   ----------

2007 ........................        2             180      0.1%          180          0.1%      $       --
2008 ........................        1          22,311      8.4        22,491          8.5%      $  441,758
2009 ........................        1           1,279      0.5        23,770          9.0%      $   53,718
2010 ........................        6          50,519     19.1        74,289         28.1%      $1,021,188
2011 ........................        1          32,100     12.2       106,389         40.3%      $  690,150
2012 ........................       --              --      0.0       106,389         40.3%      $       --
2013 ........................        1           2,000      0.8       108,389         41.0%      $   80,838
2014 ........................        1           3,000      1.1       111,389         42.2%      $  108,000
2015 ........................        4          84,673     32.1       196,062         74.2%      $1,774,800
2016 ........................       --              --      0.0       196,062         74.2%      $       --
2020 ........................       --              --      0.0       196,062         74.2%      $       --
2021 ........................        1          18,000      6.8       214,062         81.1%      $  432,000
Greater than 2021 ...........        1          50,000     18.9       264,062        100.0%      $1,418,317
MTM .........................       --              --       --       264,062        100.0%      $       --
Vacant ......................       --              --       --       264,062        100.0%      $       --
                                    --         -------    -----
TOTAL .......................       19         264,062    100.0%

(1)  Information obtained from the underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             GLENDALE FASHION CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest anchor tenants at the Glendale Fashion Center, representing
54.6% of the total net rentable square feet, are:

o    THE KROGER CO. (d/b/a Ralph's) (NYSE: "KR") (rated "Baa2" by Moody's and
     "BBB-" by S&P) occupies 50,000 square feet (18.9% of square feet, 23.6% of rental income) under its "Ralph's" brand pursuant to a 25-year triple net lease that expires on March 31, 2025. The rental rate per square foot of
     $26.40 increases in accordance with the consumer price index ("CPI") on
     April 2010 and every 5 years thereafter. There are five, five-year options remaining to renew the Ralph's lease. Ralph's is also required to pay percentage rent of 1.5% of gross sales above the natural breakpoint. The
     Kroger CO. ("Kroger") is one of the nation's largest retail grocery chains, with fiscal 2005 sales of over $60 billion. At the end of 2005, Kroger operated (either directly or through subsidiaries) 2,507 supermarkets and multi-department stores in 32 states under two dozen local banners including Kroger, Ralph's, Fred Meyer, Food 4 Less, King Soopers, Smith's
     and Smith's Marketplace, Fry's and Fry's Marketplace, Dillon's, QFC and
     City Market. Kroger also operates (directly or through subsidiaries, franchise agreements or operating agreements) 791 convenience stores, 428 fine jewelry stores, 579 supermarket fuel centers and 35 food processing plants. At year-end 2005, Kroger operated in 44 major markets (an area with
     9+ Kroger-owned stores), and held the number 1 or 2 position in 35 of those markets. Kroger's top five major markets are Los Angeles, Atlanta, Houston,
     Seattle, and Phoenix. As of August 1, 2006, Kroger had a market capitalization of $16.31 billion.

o    NORDSTROM INC. (d/b/a Nordstrom Rack) (NYSE: "JWN") (rated "Baa1" by
     Moody's and "A" by S&P) occupies 37,140 square feet (14.1% of square feet and 8.9% of rental income) under a 10-year triple net lease that expires on
     June 15, 2010. The rental rate per square foot of $14.40 remains constant during the initial term of the Nordstrom Inc. ("Nordstrom") lease. There are four, five-year options remaining to renew the lease with incremental rent steps. Nordstrom is one of the largest upscale apparel and shoe retailers in the United States. Nordstrom sells clothes, shoes, and accessories through 99 Nordstrom stores, 49 outlet stores (Nordstrom Rack)
     and five Faconnable boutiques in 27 states across the country. As of August
     1, 2006, Nordstrom had a market capitalization of $8.98 billion.

o    ROSS STORES, INC. (d/b/a Ross Dress for Less) (NSDQ: "ROST") (not rated by
     Moody's and rated "BBB" by S&P) occupies 32,100 square feet (12.2% of square feet and 11.5% of rental income) under a 10-year and nine-month triple net lease that expires on January 31, 2011. The rental rate per square foot of $21.50 remains constant during the lease term plus percentage rent of 2% of gross sales above the natural breakpoint. There are three, five-year options to renew the lease, with rent steps of $1.50 each extension option. Ross Stores, Inc. ("Ross") operates discount retail stores under the Ross and dd's discounts names in 26 states, mostly in the western United States and Guam. Ross's stores offer branded apparel, accessories, and footwear for men and women, targeting 25 to 54 year-old white-collar shoppers from primarily middle-income households. As of July
     29, 2006, Ross operated 744 Ross stores and 26 dd's discounts locations. As of August 1, 2006, Ross Stores, Inc. had a market capitalization of $3.46 billion.

o    STAPLES, INC. (NSDQ: "SPLS") (rated "Baa2" by Moody's and "BBB" by S&P)
     occupies 24,000 square feet (9.1% of square feet and 10.0% of rental income) under a 15-year triple net lease that expires on April 30, 2015.
     The rental rate per square foot of $23.41 remains constant until April of
     2010, whereby rent increases in accordance with CPI, subject to a cap of
     12.5%. There are two, five-year options to renew the lease, with rent steps equal to CPI increases, subject to a cap of 12.5%. Staples, Inc.
     ("Staples") invented the office superstore concept in 1986 and today is the world's largest office products company. Headquartered outside Boston,
     Massachusetts, Staples operates 1,786 superstores and also serves its customers through mail order catalog, e-commerce and contract businesses.
     With 69,000 customer associates, Staples is committed to making it easy to buy a wide range of office products, including supplies, technology, furniture and business services. With 2005 sales of $16.1 billion, Staples serves consumers and businesses ranging from home-based businesses to
     Fortune 500 companies in 21 countries throughout North and South America,
     Europe and Asia. As of August 1, 2006, Staples had a market capitalization of $15.41 billion.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            GLENDALE FASHION CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Glendale Fashion Center Loan is a $72.0 million, ten-year fixed rate loan secured by a first priority mortgage on a 264,062 square foot anchored power center in Glendale, Los Angeles County, California approximately 10 miles from the central business district of Los Angeles. The Glendale
     Fashion Center Loan is interest-only for the entire loan term, matures on
     July 1, 2016 and accrues interest at an annual rate of 6.173%.

THE BORROWER:

o    The borrower for the Glendale Fashion Center Loan is comprised of two tenants-in-common, Glendale Fashion Associates LLC and Rancho Palisades
     Holdings, LLC (collectively, the "Glendale Fashion Center Borrower"), each of which is a single-purpose bankruptcy-remote Delaware limited liability company for which a non-consolidation option was delivered at closing. The
     Glendale Fashion Center Loan is sponsored by Marianne Moy.

o    Marianne Moy has been an active real estate investor and property manager since 1970. Ms. Moy is a licensed real estate broker and the President of
     Golden Horizon Realty, as well as Oaks Property Management. Golden Horizon
     Realty focuses on the acquisition and development of "value added"
     properties located in strong infill locations primarily in Southern
     California. As of February 28, 2006, Marianne Moy, through various entities, owned seven commercial properties, 753 apartment units in five buildings, the Glendale Fashion Center, and an 110,000 square foot self-storage facility that is currently under construction.

THE MORTGAGED PROPERTY:

o    The Glendale Fashion Center Mortgaged Property consists of three Class "A"
     retail structures and one pad site building arranged around a two-level parking structure. The parking structure and the land it is situated on are owned by the City of Glendale and leased by the Glendale Fashion Center
     Borrower for an initial term of 20 years with lease renewals exercisable at the Glendale Fashion Center Borrower's option for a total term of 99 years.
     The remaining land and improvements are owned in fee by the Glendale
     Fashion Center Borrower.

o    The Glendale Fashion Center Mortgaged Property, which benefits from a highly visible location and a total traffic count of 80,000 vehicles per day, was constructed in 2000 and is situated on an 6.67-acre site that encompasses the majority of a city block. The Glendale Fashion Center
     Mortgaged Property, composed of 9 'big box' retailers and 8 smaller tenants, has attractive, brightly colored stucco and glass storefronts/finishes as well as attractive landscaping. There is sufficient parking at the Glendale Fashion Center Mortgaged Property to accommodate approximately 1,157 vehicles.

o    According to the first quarter 2006 REIS Report (Neighborhood and Community centers) (the "REIS Report"), the Los Angeles County retail market has been characterized by a 5.7% or lower vacancy rate since 1995 with a current vacancy rate of just 2.9%. The Glendale Fashion Center Mortgaged Property is located in the Burbank/Glendale/Pasadena sub-market, which, according to the REIS Report, had an overall vacancy rate of just 1.3%. Despite approximately 412,000 square feet of retail space planned for development through 2010, the REIS Report forecasts a vacancy rate of less than 2.5%
     for this sub-market through 2010. The Glendale Fashion Center Mortgaged
     Property has a strong occupancy history with the only significant vacancy
     (Stroud's in 2004) resulting from a corporate bankruptcy.

o    The Glendale Fashion Center Mortgaged Property is currently (as of the May
     31, 2006 rent roll) 100% leased and occupied by 17 retail tenants, and two financial institutions. Approximately 55.4% of total square footage and
     54.4% of rental income is attributable to tenants with investment grade credit ratings. Tenants occupying space at the Glendale Fashion Center
     Mortgaged Property include; Ralph's Grocery, Nordstrom Rack, Ross Dress for
     Less, Barnes & Noble, Staples, Michael's, Cost Plus World Market, Longs
     Drug Store, Western Financial Bank and Petco.

o    As of 2005, the population within a 1, 3 and 5 mile radius of the Glendale
     Fashion Center Mortgaged Property was 67,276, 234,063 and 263,468
     respectively. During the same time period, the median household income within a 1, 3 and 5 mile radius of the Glendale Fashion Center Mortgaged
     Property was $35,044, $44,262 and $43,855. Over the past five and ten-year periods, the compound annual growth rate of retail sales in Glendale was
     6.2% and 8.7%, respectively, commensurate with the strong rate of the greater Los Angeles County growth trends. The Glendale Fashion Center
     Mortgaged Property is bound by Wilson Avenue to the south, E. California
     Avenue to the north, Isabel Street to east, and N. Glendale Avenue to the west, each of which is a major arterial street in Glendale.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            GLENDALE FASHION CENTER
--------------------------------------------------------------------------------

o    The Glendale Fashion Center Borrower is generally required at its sole cost and expense to keep the Glendale Fashion Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Vestar Properties Inc. (d/b/a Vestar Property Management) ("Vestar")
     manages the Glendale Fashion Center Mortgaged Property. Vestar, an
     independent third-party property manager, specializes in the development of open-air centers and is one of the leading privately-held real estate companies in the western region of the United States. Vestar is an industry leader in the management of shopping centers, industrial projects, and office buildings, with over 11 million square feet under management in
     Arizona and Southern California.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             GLENDALE FASHION CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            2000 CORPORATE RIDGE ROAD
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                           2000 CORPORATE RIDGE ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  GACC
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $64,000,000
FIRST PAYMENT DATE:           August 1, 2006
TERM/AMORTIZATION:            120/360 months
INTEREST ONLY PERIOD:         84 months
MATURITY DATE:                July 1, 2016
EXPECTED MATURITY BALANCE:    $61,853,511
BORROWING ENTITIES:           Forest Village Corporate
                              Ridge LLC, Shadyside
                              Associates Corporate
                              Ridge LLC and MHA
                              Corporate Ridge LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/Defeasance
                              116 payments
                              Open: 4 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   OTHER RESERVE(1):          $38,918
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   REPLACEMENT RESERVE:       $4,268
   TI/LC RESERVE(2):          $21,336
LOCKBOX:                      Hard
--------------------------------------------------------------------------------

(1)  A free rent reserve (the "Rent Concession Reserve") in the amount of
     $38,918 was established for Logistics Management Institute ("LMI")
     September 2006 rent payable in connection with LMI's expansion space.

(2)  See "Cash Sweep and Tenant Improvement/Leasing Reserve" section below.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:         $64,000,000
CUT-OFF DATE LTV:             80.0%
MATURITY DATE LTV:            77.3%
UNDERWRITTEN DSCR:            1.10x
INTEREST ONLY DSCR(1):        1.29x
MORTGAGE RATE:                6.220%
--------------------------------------------------------------------------------

(1)  Underwritten DSCR is based on the partial interest-only period.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                Office
PROPERTY SUB TYPE:            Suburban
LOCATION:                     McLean, Virginia
YEAR BUILT/RENOVATED:         1985/NAP
NET RENTABLE SQUARE FEET:     256,022
CUT-OFF BALANCE PSF:          $250
OCCUPANCY AS OF JUNE 14,
   2006:                      100.0%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          New Boston Management
                              Services, Inc.
UNDERWRITTEN NET CASH
   FLOW:                      $5,187,585
APPRAISED VALUE:              $80,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            2000 CORPORATE RIDGE ROAD
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                      FULL YEAR      FULL YEAR         TTM
                                    (12/31/2004)   (12/31/2005)   (04/30/2006)   UNDERWRITTEN
                                    ------------   ------------   ------------   ------------

Effective Gross Income ..........    $6,480,252     $6,682,578     $6,705,117     $7,563,893
Total Expenses ..................    $1,990,335     $1,969,306     $1,970,880     $2,069,081
Net Operating Income (NOI) ......    $4,489,917     $4,713,272     $4,734,238     $5,494,812
Cash Flow (CF) ..................    $4,489,917     $4,713,272     $4,734,238     $5,187,585
DSCR on NOI(1) ..................          0.95x          1.00x          1.00x          1.17x
DSCR on CF(1) ...................          0.95x          1.00x          1.00x          1.10x

(1)  The DSCR is based on the amortization period of the 2000 Corporate Ridge
     Road Loan.

                              TENANT INFORMATION(1)

                                            RATINGS        TOTAL       % OF                 POTENTIAL   % POTENTIAL       LEASE
TOP TENANTS                               MOODY'S/S&P    TENANT SF   TOTAL SF   RENT PSF      RENT          RENT       EXPIRATION
-----------                               -----------   ----------   --------   --------   ----------   -----------   -------------

Logistics Management Institute ........    Not Rated    240,462(2)     93.9%     $26.04    $6,261,630      93.1%      01/31/2015(3)
American Frozen Food Institute ........    Not Rated      8,388         3.3      $27.81       233,270       3.5       08/31/2010
General Electric Capital Corporation ..    Aaa / AAA      3,938         1.5      $30.40       119,715       1.8       09/30/2007
                                                        -------        ----                ----------      ----
TOTAL .................................                 252,788        98.7%               $6,614,616      98.4%

(1)  Information obtained from underwritten rent roll, except for ratings,
     (Moody's/S&P) unless otherwise stated. Credit ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to "Rent PSF", "Potential Rent" and, "% Potential Rent" include base rent only and exclude common area maintenance and reimbursements.

(2)  LMI has the right, on or after January 1, 2007, through and including
     December 31, 2009 (the "First Contraction Right") and on and after January
     1, 2011 through and including December 31, 2013 (the "Second Contraction
     Right"), to decrease its leased space, in each case, by up to a full floor, upon 12 months prior written notice, provided that LMI must pay to the 2000
     Corporate Ridge Road borrower (A) at the time of notice of its intent to contract, 50% of an amount equal to the product of (i) the ratio of (x) the rent PSF of the space to be contracted over (y) the rent PSF of the space
     LMI leased at the 2000 Corporate Ridge Road Mortgaged Property and (ii) the
     unamortized value, as of the contraction date, of all transaction costs incurred by the borrower in connection with the LMI lease, and (B) at the time of contraction, the remaining 50% of an amount equal to the product of
     (i) the ratio of (x) the rent PSF of the space to be contracted over (y)
     the rent PSF of the space LMI leased at the 2000 Corporate Ridge Road
     Mortgaged Property and (ii) the unamortized value, as of the contraction date, all transaction costs incurred by the borrower in connection with the
     LMI lease.

(3)  LMI is permitted to terminate its lease on or after January 31, 2013, upon
     18 months prior written notice, if LMI permanently ceases business operations, provided that LMI is required to pay to the 2000 Corporate
     Ridge Road borrower an amount equal to 100% of (i) the unamortized value of all transaction costs incurred by the 2000 Corporate Ridge Road borrower in connection with the LMI lease and (ii) the remaining unpaid balance, if any, of the Additional Improvements Allowance (as defined in the LMI lease).

                           LEASE ROLLOVER SCHEDULE(1)

                        # OF
                       LEASES    EXPIRING   % OF TOTAL   CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION    EXPIRING      SF          SF        TOTAL SF     OF TOTAL SF    EXPIRING
------------------    --------   --------   ----------   ----------   ------------   ----------

2006 ..............       --           --        --%            --          --%      $       --
2007 ..............        1        3,938       1.5          3,938         1.5%      $  119,715
2008 ..............        1           60       0.0          3,998         1.6%      $    2,100
2009 ..............       --           --        --          3,998         1.6%      $       --
2010 ..............        2        9,146       3.6         13,144         5.1%      $  250,837
2011 ..............        1        2,416       0.9         15,560         6.1%      $   87,831
2015 ..............        1      240,462      93.9        256,022       100.0%      $6,261,630
Vacant ............       --           --        --        256,022       100.0%      $       --
                         ---      -------     -----
TOTAL. ............        6      256,022     100.0%

(1)  Information obtained is from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            2000 CORPORATE RIDGE ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The three largest tenants represent 98.7% of the total net rentable square feet:

o    LOGISTICS MANAGEMENT INSTITUTE ("LMI") occupies 240,462 square feet (93.9%
     of square feet and 93.1% of rental income) under various lease terms all expiring on January 31, 2015. The LMI lease is structured with annual rent increases averaging $0.85/square foot. LMI uses the 2000 Corporate Ridge
     Mortgaged Property for its corporate headquarters and has been in occupancy of the 2000 Corporate Ridge Road Mortgage Property since 1994. LMI is a rapidly growing private, not-for-profit civil and defense government consulting firm that was founded in 1961 by former Secretary of Defense,
     Robert S. McNamara. LMI has undergone several expansions at the 2000
     Corporate Ridge Road Mortgaged Property, more than doubling its original space. The 2000 Corporate Ridge Road borrower is planning an approximately
     70,000 square foot addition to accommodate future LMI expansion(s). LMI, which has a staff of over 700 researchers and consultants, specializes in six areas: (i) acquisitions of goods and services, (ii) facilities and asset management, (iii) financial management, (iv) information and technology, (v) logistics and (vi) organizations and human capital. For
     2005, LMI reported record revenues of $136 million, representing a 16%
     increase over 2004. For 10 consecutive years, LMI has experienced an annual growth rate of 13% in revenues.

o    AMERICAN FROZEN FOOD INSTITUTE ("AFFI") occupies 8,388 square feet (3.3% of square feet and 3.5% of rental income) under a 9-year lease that expires on
     August 31, 2010. AFFI is the national trade association representing the frozen food industry supply chain, from manufacturers to distributors to suppliers to packagers. AFFI is headquarted at the 2000 Corporate Ridge
     Road Mortgaged Property and is staffed with experts in the areas of legislative affairs, product distribution and logistics, public and trade relations, regulatory compliance, research and technology and international trade.

o    GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") (rated "Aaa" by Moody's and
     "AAA" by S&P) occupies 3,938 square feet (1.5% of square feet and 1.8% of rental income) under a ten-year lease that expires on September 30, 2007.
     There is an October 1, 2006 scheduled rent increase to $31.31/square foot from $30.40/square foot. The GECC space is occupied by Potomac Federal
     Corp. ("PFC") which was acquired by GECC in 1997). PFC is a unit of the
     Vendor Financial Services organization providing financial, marketing and consulting services to Federal Government prime contractors and Federal
     Government agencies. PFC is headquartered at the 2000 Corporate Ridge Road
     Mortgaged Property.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            2000 CORPORATE RIDGE ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The 2000 Corporate Ridge Road Loan is a $64.0 million, ten-year fixed rate loan secured by a first priority mortgage on a Class "A" office building located in McLean, Fairfax County, Virginia. The 2000 Corporate Ridge Road
     Loan is interest-only for the first seven years of the 2000 Corporate Ridge
     Road Loan term, matures on July 1, 2016 and accrues interest at an annual rate of 6.220%.

o    The 2000 Corporate Ridge Road Loan is structured to include a partial recourse guaranty in an amount up to $4.0 million from Mr. Stephen
     Goldberg, in his individual capacity (the "Guaranty"). The Guaranty will be released only upon the occurence of (i) the LMI rental rate increasing to
     $30.04/square foot (scheduled to occur in July 2009); (ii) the Corporate
     Ridge Road Mortgage Property being at least 90% occupied and (iii) a DSCR not less than 1.10x on a 30-year amortizing basis.

THE BORROWER:

o    The 2000 Corporate Ridge Road borrower consists of three tenants-in-common
     ("TIC"): Forest Village Corporate Ridge, LLC (34.5%), MHA Corporate Ridge,
     LLC (34.5%) and Shadyside Associates Corporate Ridge, LLC (31.0%). All
     three TIC's are single-purpose bankruptcy-remote Delaware limited liability companies with at least two independent directors for which a non-consolidation opinion was delivered at closing. Equity ownership of
     Forrest Village Corporate Ridge, LLC is held 67.8% by Stephen Goldberg and
     32.2% by various limited partners. Equity ownership of MHA Corporate Ridge,
     LLC is held 71.2% by Stephen Goldberg and 28.8% by various limited partners. Equity ownership of Shadyside Corporate Ridge LLC is held 75% by
     Stephen Goldberg and 25% by various limited partners. The sponsor of the borrower is Stephen Goldberg, a repeat sponsor of a Deutsche Bank borrower.

o    In 1963, Stephen Goldberg founded The Stephen A. Goldberg Company, a privately held real estate investment and management company that controls over 75 partnerships and corporations. The Stephen A. Goldberg Company employs approximately 400 people, generates annual revenue in excess of $50 million and has completed approximately $1.5 billion of real estate and financing transactions. In addition, the Stephen A. Goldberg Company manages over $300 million of development projects. The Stephen A. Goldberg
     Company's real estate experience includes the financing and/or developing of over 2.0 million square feet of Class 'A' office space, primarily in the
     Washington, D.C. area.

THE MORTGAGED PROPERTY:

o    The 2000 Corporate Ridge Road Mortgaged Property consists of a fee simple interest in a Class "A" office building built in 1985. The ten-story Class
     "A" building, located in McLean, Virginia, contains approximately 256,022 net rentable square feet and is situated on 8.35 acres of land. In addition to the building, a four level parking garage containing 870 parking spaces, is a part of the collateral for the 2000 Corporate Ridge Road Loan.
     Building amenities include a ten-story lobby atrium with skylights, polished marble flooring, a large fountain, extensive landscaping and five glass-enclosed passenger elevators. The 2000 Corporate Ridge Road Mortgaged
     Property is currently occupied by six office tenants ranging in size from
     60 to 240,462 square feet.

o    The 2000 Corporate Ridge Road Mortgaged Property is located in the
     Washington, D.C. metropolitan statistical area and more specifically, in the Tysons Corner submarket, which contains approximately 26 million square feet of office space. Tysons Corner is a densely developed suburban office/retail submarket in northern Virginia. According to CBRE, the Tysons
     Corner submarket had a second quarter 2006 average occupancy level of
     91.25% and an average rental rate per square foot of $27.65, approximately five percent above the weighted average rent at the 2000 Corporate Ridge
     Road Mortgaged Property.

o    The 2000 Corporate Ridge Road Mortgaged Property is visible from I-495 and is located near the I-495/Leesburg Pike interchange. Leesburg Pike is a multi-lane commercial thoroughfare that traverses the northern Virginia suburbs bordering Washington, D.C.

PROPERTY MANAGEMENT:

o    The 2000 Corporate Ridge Mortgage Property is managed by New Boston
     Management Services, Inc. ("New Boston"), an independent third-party manager. Founded in 1993, New Boston is a real estate investment management firm based in Boston, Massachusetts, that manages close to a billion dollars in private equity capital on behalf of high net worth and institutional borrowers. New Boston manages approximately 3.7 million square feet in the Mid-Atlantic Region.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            2000 CORPORATE RIDGE ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

CASH SWEEP AND TENANT IMPROVEMENT/LEASING RESERVE

o    Upon the occurrence of (a) an Event of Default (as such term is defined in the 2000 Corporate Ridge Road Loan documents), (b) a termination of the LMI lease or (c) LMI exercising its First Contraction Right or Second
     Contraction Right, all excess cash flow is required to be swept into a lender controlled account and any amounts swept pursuant to (b) or (c)
     above are required to be deposited into the TI/LC Reserve; provided however, the amount swept into the TI/LC Reserve in connection with (c)
     above is capped at $675,000.

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                            2000 CORPORATE RIDGE ROAD
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                              EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                              EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     GECC
LOAN PURPOSE:                    Refinance
ORIGINAL PRINCIPAL BALANCE:      $62,968,000
FIRST PAYMENT DATE:              August 1, 2006
TERM/AMORTIZATION:               120/360 months
INTEREST ONLY PERIOD:            60 months
MATURITY DATE:                   July 1, 2016
EXPECTED MATURITY BALANCE:       $59,138,352
BORROWING ENTITY:                Extra Space Properties
                                 Twenty Five LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/Defeasance:
                                 117 payments
                                 Open: 3 payments
ADDITIONAL FINANCING:            None
FUTURE MEZZANINE DEBT:           No
UPFRONT RESERVES:
  TAX/INSURANCE RESERVE:         Yes
  IMMEDIATE REPAIR RESERVE:      $54,850
ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:         Yes
  REPLACEMENT RESERVE:           $8,132
LOCKBOX:                         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $62,968,000
CUT-OFF DATE LTV:                75.8%
MATURITY DATE LTV:               71.2%
UNDERWRITTEN DSCR (1):           1.20x
INTEREST ONLY DSCR(1):           1.40x
MORTGAGE RATE:                   6.180%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Self Storage
PROPERTY SUB-TYPE:               Self Storage
NUMBER OF PROPERTIES:            9
LOCATION:                        Various
YEAR BUILT/RENOVATED:            Various/Various
NUMBER OF SQUARE FEET:           649,308
CUT-OFF BALANCE PER SQUARE       $97
   FOOT:
OCCUPANCY AS OF VARIOUS DATES:   85.1%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Borrower/Owner Managed
UNDERWRITTEN NET CASH FLOW:      $ 5,518,943
APPRAISED VALUE:                 $83,020,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                              EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  FULL YEAR    FULL YEAR   TRAILING-12
                                 (12/31/04)   (12/31/05)    (03/31/06)   UNDERWRITTEN
                                 ----------   ----------   -----------   ------------

Effective Gross Income .......   $5,267,474   $8,467,199    $8,577,449    $8,801,600
Total Expenses ...............   $1,919,192   $2,723,728    $2,739,705    $3,185,232
Net Operating Income (NOI) ...   $3,348,282   $5,743,471    $5,837,744    $5,616,368
Cash Flow (CF) ...............   $3,203,782   $5,683,911    $5,734,711    $5,518,943
DSCR on NOI ..................         0.73x        1.24x         1.26x         1.22x
DSCR on CF ...................         0.69x        1.23x         1.24x         1.20x

                             PROPERTY INFORMATION(1)

                                                               TOTAL    TOTAL
PROPERTY NAME                                   LOCATION       UNITS      SF
-----------------------------------------   ----------------   -----   -------

Extra Space -- Bronx ....................   Bronx, NY          1,270    59,000
Extra Space -- Venice ...................   Venice, FL           861    80,942
Extra Space -- Sherman Oaks .............   Sherman Oaks, CA     843    91,545
Extra Space -- Hoboken ..................   Hoboken, NJ          813    56,873
Extra Space -- Nanuet ...................   Nanuet, NY           806    58,213
Extra Space -- Lakewood 80th Street .....   Lakewood, WA         632   100,270
Extra Space -- Lakewood Pacific Way .....   Lakewood, WA         618    73,610
Extra Space -- Manteca ..................   Manteca, CA          539    60,225
Extra Space -- Dacula ...................   Dacula, GA           490    68,630
                                                               -----   -------
TOTAL ...................................                      6,872   649,308

                                                                            YEAR
                                            % OF     RENT       % OF      BUILT/
                                            TOTAL     PER    POTENTIAL      YEAR     OWNERSHIP
PROPERTY NAME                               UNITS     SF        RENT     RENOVATED    INTEREST
-----------------------------------------   -----   ------   ---------   ---------   ---------

Extra Space -- Bronx ....................    18.5%  $ 2.46      16.2%    1950/1998      Fee
Extra Space -- Venice ...................    12.5   $ 1.28      11.6      2001/NAP      Fee
Extra Space -- Sherman Oaks .............    12.3   $ 2.20      22.5      1998/NAP      Fee
Extra Space -- Hoboken ..................    11.8   $ 1.91      12.1      2002/NAP      Fee
Extra Space -- Nanuet ...................    11.7   $ 1.54      10.0      2001/NAP      Fee
Extra Space -- Lakewood 80th Street .....     9.2   $ 0.74       8.3      1997/NAP      Fee
Extra Space -- Lakewood Pacific Way .....     9.0   $ 0.85       7.0      2003/NAP      Fee
Extra Space -- Manteca ..................     7.8   $ 0.82       5.5      2000/NAP      Fee
Extra Space -- Dacula ...................     7.1   $ 0.88       6.7      2001/NAP      Fee
                                            -----              -----
TOTAL ...................................   100.0%             100.0%

(1)  Information obtained from underwritten rent roll unless otherwise stated.
     Calculations with respect to Rent Per Unit, Potential Rent, and % Potential
     Rent include base rent only and exclude common area maintenance and reimbursements.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Extra Space Portfolio Loan is a $63.0 million ten-year fixed rate loan secured by a first mortgage on a portfolio of nine self storage properties containing a total of 6,872 units and 649,308 square feet located in six states. The Extra Space Portfolio Loan amortizes over 360 months with an initial interest-only period of 60 months, matures on July 1, 2016 and accrues interest at an annual rate of 6.180%.

THE BORROWER:

o    The Extra Space Portfolio Borrower is Extra Space Properties Twenty Five
     LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Extra
     Space Portfolio Borrower's legal counsel has delivered a non-consolidation opinion. The borrower principal is Extra Space Storage LLC.

o    Extra Space Storage Inc. is a self-administered and self-managed real estate investment trust that invests in self-storage facilities by acquiring or developing wholly owned facilities or by acquiring an equity interest in real estate entities. The company is publicly traded on the
     NYSE under the ticker symbol "EXR". As of December 31. 2005, the company held ownership interests in 546 properties located in 34 states, including
     Washington D.C. with an aggregate of approximately 38 million square feet of net rentable space. Of these 546 properties, 192 are wholly owned and
     354 are owned in joint venture partnerships. An additional 85 properties are owned by franchisees or third development, and rental operations. The company's property management and development activities include acquiring, managing, developing and selling self-storage facilities. As of year-end
     2005, the company reported a net worth of $480.1 million.

o    Extra Space is a repeat borrower of GECC.

THE MORTGAGED PROPERTY:

o    The Extra Space Portfolio Mortgaged Property consists a fee simple interest in a portfolio of nine self-storage properties containing a total of 6,872 units located in six states: New York (2 properties, 2,076 units, 30.2% of total units), California (2 properties 1,382 units, 20.1%), Washington
     State (2 properties, 1,250 units, 18.2%), Florida (1 property, 861 units,
     12.5%), New Jersey (1 property, 813 units, 11.8%) and Georgia (1 property,
     490 units, 7.1%). The properties were built between 1950 and 2003, one of which was renovated in 1998.

     Extra Space Bronx -- Extra Space Bronx is located in Bronx, NY, on Fordham
     Road. The property has 59,000 net rentable square feet in a four-story building containing 1,270 units. The property was converted into self-storage in 1998 from an existing industrial building. As of March 9,
     2006, the property is 75.2% occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 1,138,393 and reported average household income was $38,184. Monthly rent comparables for a 100 square feet self-storage unit ranged from $210 to $239 with that of Extra Space Bronx at $243. Vacancy comparables ranged from 3% to 17% with an average of 9%.

     Extra Space Venice -- Extra Space Venice is located in Venice, FL, approximately 60 miles south of Tampa. The property has 80,942 net rentable square feet in three buildings containing 861 units. The property was built in 2001. As of March 9, 2006, the property is 81.0% occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 44,581 and reported average household income was $50,507. Monthly rent comparables for a 100 square feet self-storage unit ranged from $106 to $127 with that of Extra Space Venice at $134.
     Vacancy comparables ranged from 3% to 20% with an average of 13%.

     Extra Space Sherman Oaks -- Extra Space Sherman Oaks is located in Sherman
     Oaks, CA, approximately 13 miles northwest of the Los Angeles CBD. The property has 91,545 net rentable square feet in three connecting sections containing 843 units. The property was built in 1998. As of April 24, 2006, the property is 87.5% occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 213,647 and reported average household income was $76,320. Monthly rent comparables for a 100 square feet self-storage unit ranged from $140 to $299 with that of Extra Space Sherman Oaks at
     $235. Vacancy comparables ranged from 8% to 20% with an average of 12%.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

     Extra Space Hoboken -- Extra Space Hoboken is located in Hoboken, NJ, which is directly west of Manhattan. The property has 56,873 net rentable square feet in one four-story building containing 813 units. The property was built in 2002. As of March 13, 2006, the property is 97.0% occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 710,264 and reported average household income was $78,564. Monthly rent comparables for a 100 square feet self-storage unit ranged from $149 to $205 with that of Extra Space Hoboken at $211.
     Vacancy comparables ranged from 0% to 19% with an average of 13%.

     Extra Space Nanuet -- Extra Space Nanuet is located in Nanuet, NY, approximately 30 miles north of New York City. The property has 58,213 net rentable square feet in a two-story building containing 806 units. The property was built in 2001. As of March 13, 2006, the property is 85.1%
     occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 115,539 and reported average household income was $91,926. Monthly rent comparables for a 100 square feet self-storage unit ranged from $148 to $178 with that of Extra Space Nanuet at $167.
     Vacancy comparables ranged from 6% to 19% with an average of 11%.

     Extra Space Lakewood 80th Street -- Extra Space Lakewood 80th Street is
     located in Lakewood, WA, near the city limits. The property has 100,270 net rentable square feet in seventeen, one-story buildings containing 632 units. The property was built in 1997. As of April 30, 2006, the property is 82.5% occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 115,911 and reported average household income was $48,946. Monthly rent comparables for a 100 square feet self-storage unit ranged from $75 to $114 with that of Extra Space Lakewood 80th Street at $73. Vacancy comparables averaged 16%.

     Extra Space Lakewood Pacific Highway -- Extra Space Lakewood Pacific
     Highway is located Lakewood, WA, east of the central business area. The property has 73,610 net rentable square feet in seven buildings containing
     618 units. The property was built in 2003. As of April 30, 2006, the property is 87.7% occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 69,239 and reported average household income was $54,868. Monthly rent comparables for a 100 square feet self-storage unit ranged from $78 to $114 with that of Extra Space Lakewood Pacific
     Highway at $85. Vacancy comparables ranged from 5% to 20% with an average of 11%.

     Extra Space Manteca -- Extra Space Manteca is located Manteca, CA, approximately 60 miles south of Sacramento. The property has 60,225 net rentable square feet in nine, one-story buildings containing 539 units. The property was built in 2000. As of April 28, 2006, the property is 85.0%
     occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 60,888 and reported average household income was $65,801. Monthly rent comparables for a 100 square feet self-storage unit ranged from $69 to $105 with that of Extra Space Manteca at $82.
     Vacancy comparables ranged from 7% to 28% with an average of 18%.

     Extra Space Dacula -- Extra Space Dacula is located Dacula, GA, approximately 35 miles northeast of the Atlanta CBD. The property has
     68,630 net rentable square feet in seven one-story buildings containing 490 units. The property was built in 2001. As of March 9, 2006, the property is
     85.6% occupied.

     According to the appraisal, as of 2004, within a 3-mile radius of the property, the population was 24,008 and reported average household income was $96,947. There are currently no competitors in the 3-mile and 5-mile ring. Monthly rent comparables outside of the 3-mile and 5-mile ring for a
     100 square feet self-storage unit ranged from $75 to $89 with that of Extra
     Space Dacula at $91. Vacancy comparables ranged from 15% to 37% with an average of 25%.

o    The Extra Space Portfolio Borrower is generally required at its sole cost and expense to keep the Extra Space Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The Extra Space Portfolio is self-managed by the Extra Space Portfolio
     Borrower.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

COLLATERAL RELEASE:

o    At any time following the defeasance lockout period and provided that no event of default has occurred and is continuing, partial releases of individual properties is permitted subject to certain conditions, including
     (i) payment of partial defeasance deposit equal to 125% of allocated loan amount for the release property; (ii) debt service coverage ratio of remaining properties must be at least greater of (a) 1.20x or (b) combined property debt service coverage ratio prior to release; and (iii) no releases are permitted to affiliates or Borrower parties, or in connection with refinance or recapitalization.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                 55 PARK PLACE
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                 55 PARK PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                      GECC
LOAN PURPOSE:                     Acquisition
ORIGINAL PRINCIPAL BALANCE:       $53,000,000
FIRST PAYMENT DATE:               July 1, 2006
TERM/AMORTIZATION:                60/0 months
INTEREST ONLY PERIOD:             60 months
MATURITY DATE:                    June 1, 2011
EXPECTED MATURITY BALANCE:        $53,000,000
BORROWING ENTITY:                 MGP Park Place, LLC
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Lockout/Defeasance:
                                  47 payments
                                  Open: 13 payments
ADDITIONAL FINANCING (1):         $6,500,000 in existing
                                  mezzanine indebtedness.
FUTURE MEZZANINE DEBT (1):        Yes
UP-FRONT RESERVES:
  TAX/INSURANCE RESERVE:          Yes
 OTHER RESERVE (2):               $383,145
ONGOING MONTHLY RESERVES:
  TAX/INSURANCE RESERVE:          Yes
  REPLACEMENT RESERVE:            $6,918
  TI/LC RESERVE                   $11,106
LOCKBOX:                          Hard
--------------------------------------------------------------------------------

(1)  See Current and Future Mezzanine Debt or Subordinate Indebtedness herein.

(2)  Other reserve includes $358,791 which is related to contractual rent escalations for three tenants: Georgia Pacific, BTI Business Telecom and
     Voicecom Telecommunications. The balance of the reserve, $24,354, is related to the leasing renewal for Cushman & Wakefield. The tenant renewed its lease post loan closing at terms in accordance with the loan document requirements.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:             $53,000,000
CUT-OFF DATE LTV:                 78.9%
MATURITY DATE LTV:                78.9%
UNDERWRITTEN DSCR:                1.50x
MORTGAGE RATE:                    6.200%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                    Office
PROPERTY SUB-TYPE:                Central Business
                                  District
LOCATION:                         Atlanta, Georgia
YEAR BUILT/RENOVATED:             1983/NA
NET RENTABLE SQUARE FEET:         553,468
CUT-OFF BALANCE PER SF:           $96
OCCUPANCY AS OF MARCH 31, 2006:   70.6%
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              MGP Georgia
                                  Management LLC
UNDERWRITTEN NET CASH FLOW:       $5,001,712
APPRAISED VALUE:                  $67,200,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                 55 PARK PLACE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                                YEAR-TO-DATE
                                    FULL YEAR      FULL YEAR     ANNUALIZED
                                  (12/31/2004)   (12/31/2005)    (2/28/2006)   UNDERWRITTEN
                                  ------------   ------------   ------------   -------------

Effective Gross Income ........    $11,556,177    $9,104,127     $9,294,486      $9,775,219(1)
Total Expenses ................    $ 4,548,903    $4,411,143     $4,507,720      $4,586,290
Net Operating Income (NOI) ....    $ 7,007,274    $4,692,984     $4,786,766      $5,188,929
Cash Flow (CF) ................    $ 7,007,274    $4,692,984     $4,786,766      $5,001,712
DSCR on NOI ...................           2.10x         1.41x          1.44x           1.56x
DSCR on CF ....................           2.10x         1.41x          1.44x           1.50x(2)

(1)  Figure include $358,791 of contractual rent escalations underwritten for the first three loan years of the loan term which was collected at closing as Other Reserve.

(2)  Underwritten DSCR on CF is 1.28x were the loan structured with a 30-year amortization schedule.

                             TENANT INFORMATION(1)

                                                 TOTAL     % OF                             %
                                    RATINGS      TENANT   TOTAL    RENT     POTENTIAL   POTENTIAL      LEASE
TOP TENANTS                       MOODY'S/S&P     SF        SF      PSF       RENT        RENT      EXPIRATION
-------------------------------   -----------   -------   -----   ------   ----------   ---------   ----------

Georgia Pacific ...............       NR/B      331,391    59.9%  $19.75   $6,544,972      83.6%    04/30/2014
ITC Deltacom ..................    Not Rated     14,195     2.6   $24.00      340,680       4.3     04/30/2007
Remaining Tenants .............       NAP        44,935     8.1   $21.07      946,664      12.1        Various
                                                -------    ----            ----------     -----
TOTAL .........................                 390,521    70.6%           $7,832,316     100.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING   % OF TOTAL   CUMULATIVE   CUMULATIVE % OF    BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF          SF        TOTAL SF        TOTAL SF       EXPIRING
------------------   -----------   --------   ----------   ----------   ---------------   ----------

2006 .............        0               0        0.0%            0           0.0%       $        0
2007 .............        3          23,340        4.2        23,340           4.2%       $  545,332
2008 .............        1           1,360        0.2        24,700           4.5%       $   27,200
2009 .............        1          13,152        2.4        37,852           6.8%       $  312,983
2010 .............        1           5,087        0.9        42,939           7.8%       $   30,522
2011-2014 ........        4         347,582       62.8       390,521          70.6%       $6,916,280
Vacant ...........       --         162,947       29.4       553,468         100.0%               --
                         --         -------      -----
TOTAL. ...........       10         553,468      100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                 55 PARK PLACE
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

As of March 31, 2006, the 55 Park Place Mortgaged Property is 70.6% occupied by ten tenants. Georgia Pacific, the largest tenant occupies approximately 331,391 square feet on eleven floors. No other tenant at the property comprises more than 2.6% of the total net rentable area.

o    GEORGIA PACIFIC (not rated by Moody's and rated "B" by S&P) occupies a total of 331,391 square feet (59.9% of square feet, 83.6% of income) under a lease that is in its first ten-year renewal period and expiring on April
     30, 2014. Georgia Pacific, in occupancy since 1994, has expanded its space on six occasions. The current rental rate per square foot of $19.75 increases to $20.65 and $21.55 on May 1, 2007 and May 1, 2010,
     respectively. The lease provides for two five-year options to renew at a rental rate per square foot equal to 95% of the then fair market. Georgia
     Pacific must provide a 12-month notice to renew.

     Georgia Pacific, purchased by Koch Industries, Inc. December 2005 for $21 billion, is one of the largest privately held companies in the United
     States. Koch Industries, Inc. is based in Wichita, Kansas and owns a diverse group of companies engaged in trading, investment and operations with companies in 50 countries and has employees totaling 80,000. Georgia
     Pacific is a manufacturer and marketer of tissue, packaging, paper, building products, pulp and related chemicals and currently employs 55,000 people at more than 300 locations in North America and Europe and its headquarters is adjacent to the 55 Park Place Mortgaged Property. The 55
     Park Place Mortgaged Property houses Georgia Pacific's Building Products
     Division, one of the key components of Koch Industries, Inc.'s acquisition in December 2005. Georgia Pacific's 2004 annual sales totaled approximately
     $20 billion.

o    ITC DELTACOM occupies a total of 14,195 square feet (2.6% of square feet,
     4.3% of income) under a lease that expires April 30, 2007. The current rental rate is $24.00 per square foot. ITC Deltacom has its switching station located at the property.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                  55 PARK PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The 55 Park Place Mortgage Loan is a $53.0 million, five-year fixed rate loan secured by a first mortgage on an office building located in Atlanta,
     Fulton County, Georgia. The 55 Park Place Mortgage Loan is interest-only for the entire loan term and matures June 1, 2011 at an annual interest rate of 6.200%.

THE BORROWER:

o    The borrower is MGP Park Place, LLC, a Delaware limited liability company and a single purpose entity whose managing member has an independent director. The sponsor of the borrower is MGP Real Estate, LLC. Allied
     Capital Corporation has 70% equity ownership in the borrower. Andrew O.
     Eshelman and Charles A. Salcetti, principals of MGP Real Estate, each have
     5% equity ownership in the borrower, with the remaining 20% held with individual investors.

     Allied Capital Corporation (NYSE: ALD) is a publicly traded investment firm specializing in growth capital investments, recapitalizations, acquisitions, buyouts, note purchases, and bridge financing and typically makes mezzanine and equity investments in the middle market companies.
     Founded in 1958, Allied Capital went public in 1960 and today has over $4 billion in total assets.

o    MGP Real Estate, LLC is a privately held real estate development, investment and management company headquarted in Bethesda, Maryland.
     Founded in 1980, MGP has developed or acquired approximately 10.5 million square feet of properties in the Washington, D.C. metropolitan area and currently maintains a portfolio of 2.2 million square feet.

THE MORTGAGED PROPERTY:

o    The 55 Park Place Mortgaged Property consists of a fee simple interest in a
     19-story freestanding Class "A" office tower totaling 553,468 square feet built in 1983. Amenities at the property include a seven-story atrium consisting of granite floors and walls and configured in a rectangular or
     U-shape that surrounds the central atrium core. Retail storefronts adjoin the lobby. The property provides 24-hour manned security. There are 12 elevators that service the property. Parking is available at the property and consists of a subterranean parking deck and an open surface lot containing a total of 345 parking spaces.

     The property is located in the central business district of Atlanta,
     Georgia. The predominant land use within the property's immediate area is comprised of 4 to 30-story office buildings. Several older office buildings have recently been renovated providing revitalization to the area with the opening of new restaurants and hotels. An extensive fiber optic network is located in the downtown area and has resulted in telecom and internet oriented users occupying the older office and industrial properties along
     Marietta Street.

     Reis reported the Class "A" inventory in downtown Atlanta office submarket contained 9,963,000 net rentable square feet and represented 63% of the total inventory at the end of second quarter of 2006. Class "A" office vacancy was down 1.0% from the prior quarter to 15.9% and asking rents were
     $24.43 per square foot at the end of second quarter of 2006.

PROPERTY MANAGEMENT:

o    MGP Georgia Management LLC, an affiliate of the sponsor, manages the property. MGP Georgia Management LLC entered into a Submanagement Agreement with Cushman & Wakefield of Georgia, Inc. in May of 2006. The Submanagement
     Agreement delegates management at the property to Cushman & Wakefield.
     Cushman & Wakefield has been the property manager since original construction of the property and is currently a tenant at the property with a lease maturity date of May 31, 2011.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       84

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                 55 PARK PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT MEZZANINE AND FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 55 Park Place borrower is allowed to incur mezzanine debt to mezzanine lender approved by the mortgagee, not to exceed the lesser of (i) the principal amount of $12,000,000 or (ii) an amount which will result in an aggregate indebtedness evidenced by the loan plus such mezzanine debt that produces an LTV of no more than 90%, a Debt Service Coverage Ratio of no less than 1.10x and is secured by a pledge of the membership interests in the borrower and by any assets of the members other than 55 Park Place.

o    On May 31, 2006, MGP Park Place Equity, LLC, the 100% equity member to the borrower incurred $6,500,000 of mezzanine debt from Allied Capital
     Corporation for the acquisition of the property. The mezzanine loan accrues interest at 10.0% and the mezzanine lender entered into an intercreditor
     agreement.The remaining balance of $5,500,000 to be funded from the mezzanine loan made by Allied Capital Corporation is anticipated to be drawn to fund tenant improvements and leasing commissions associated with the lease-up of the vacant space. All advances are subject to the underlying senior loan document requirements.

SUBORDINATE COMPONENT:

o    None.

-------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       85

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

--------------------------------------------------------------------------------
                                 55 PARK PLACE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       86